As filed with the Securities and Exchange Commission on June 27, 2007

                                                        File Nos. 002-94222
                                                                  811-04149

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.

      Post-Effective Amendment No.  38                      (X)
                                   ----

                              and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.  39                                     (X)
                    ----

                             FRANKLIN TAX-FREE TRUST
                             -----------------------
         (a Delaware Statutory Trust, as successor to Franklin Tax-Free
                     Trust, a Massachusetts Business Trust)
               (Exact Name of Registrant as Specified in Charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, Including Area Code (650)312-2000

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on July 1, 2007 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Pursuant to Rule 414 under the Securities Act of 1933, Franklin Tax-Free Trust, a Massachusetts Business Trust (FTFT - MA), and its proposed successor, Franklin Tax-Free Trust, a Delaware Statutory Trust (FTFT - DE), are filing this amendment to the registration statement of FTFT - MA, and FTFT - DE expressly adopts the registration statement of FTFT - MA as its own for all purposes of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.


This Amendment to the registration statement on Form N-1A is being filed pursuant to Rule 485(b) under the Securities and Exchange Act of 1933, as amended, to make the annual update to the Registrant's registration statement to be effective July 1, 2007. This filing also updates the Investment Company Act of 1940 registration statement.
































JULY 1, 2007


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

FRANKLIN TAX-FREE TRUST


FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
FRANKLIN INSURED TAX-FREE INCOME FUND
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND






















[Insert FRANKLIN TEMPLETON INVESTMENTS logo]



                                               TF1


CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Goals and Strategies                        2

Main Risks                                  5

Performance                                 9

Fees and Expenses                          17

Management                                 23

Distributions and Taxes                    29

Financial Highlights                       34


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Choosing a Share Class                     48

Buying Shares                              55

Investor Services                          58

Selling Shares                             61

Exchanging Shares                          64

Account Policies                           71

Questions                                  79

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover




THE FUNDS

THE FUNDS

GOALS AND STRATEGIES

GOALS

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of a Fund's total assets may be in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

As a nonfundamental policy, under normal market conditions, each Fund invests at least 80% of its net assets in insured municipal securities. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, the Fund buys insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. Currently, there are six municipal bond insurers with an AAA rating. The Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.

In addition to investing at least 80% of its net assets in insured, municipal securities, each Fund may invest the balance (up to 20%) of its net assets in the following types of securities: (i) uninsured municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) municipal securities rated in one of the top three ratings by a U.S. nationally recognized rating service (or comparable unrated securities), which may include uninsured securities and insured securities covered by policies issued by insurers with a rating below AAA but not below A; and (iii) uninsured, short-term, tax-exempt securities rated in the top rating, pending investment in longer-term municipal securities.

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gain, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. The manager also may consider the cost of insurance when selecting securities for a Fund.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goal.

IT IS IMPORTANT TO NOTE THAT INSURANCE DOES NOT GUARANTEE THE MARKET VALUE OF AN INSURED SECURITY, OR THE FUND'S SHARE PRICE OR DISTRIBUTIONS, AND SHARES OF THE FUND ARE NOT INSURED.

MAIN RISKS

INTEREST RATE

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, a Fund's yield, and the value of your investment in that Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

TAX-EXEMPT SECURITIES
While each Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service, or a state tax authority, as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund's shares, to decline.


STATE

Because each state Fund invests predominantly in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund involves more risk than an investment in a fund that does not focus on securities of a single state.

To the extent the Franklin Insured Tax-Free Income Fund is invested in a state, events in that state may affect the Fund's investments and its performance.

U.S. TERRITORIES

Consistent with its policy of investing at least 80% of its net assets in insured municipal securities, each Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.

CREDIT

An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

INCOME

Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.

MARKET

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

DIVERSIFICATION


The Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

More detailed information about the Funds, their policies and risks and about municipal securities held by the Funds can be found in the Funds' Statement of Additional Information (SAI).


A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI. Portfolio holdings information can be viewed online at franklintempleton.com.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE

These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. Each Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

FLORIDA FUND ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


9.64%  6.67%  -4.59%  13.14%  4.46%   8.64%  4.79%  4.26%  3.87%  4.42%
---------------------------------------------------------------------------
97      98      99      00     01      02     03     04     05     06

                             YEAR


Best Quarter:                                          Q4 '00         5.46%
Worst Quarter:                                         Q2 '04         -3.26%



AVERAGE ANNUAL TOTAL RETURNS  For the periods ended December 31, 2006


                                            1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Florida Fund - Class A(2)
Return Before Taxes                         -0.06%         4.27%         4.98%
Return After Taxes on Distributions         -0.06%         4.27%         4.98%
Return After Taxes on Distributions          1.37%         4.28%         4.94%
 and Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3)      4.84%         5.53%         5.76%
(index reflects no deduction for fees,
expenses, or taxes)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.49% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

INSURED FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


8.11%  6.04%  -3.40%  12.01%  4.60%  8.65%  5.45%  4.12%  3.79%   4.37%
----------------------------------------------------------------------------
97       98      99      00     01     02     03     04     05      06

                                YEAR


Best Quarter:                                          Q4 '00          4.78%
Worst Quarter:                                         Q2 '04         -2.65%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                           1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Insured Fund - Class A(2)
Return Before Taxes                        -0.09%        4.35%         4.85%
Return After Taxes on Distributions        -0.11%        4.35%         4.80%
Return After Taxes on Distributions         1.41%        4.38%         4.83%
 and Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3)     4.84%        5.53%         5.76%
(index reflects no deduction for fees,
expenses, or taxes)
                                           1 YEAR       5 YEARS        SINCE
                                                                     INCEPTION
                                                                     (2/1/00)
--------------------------------------------------------------------------------
Insured Fund - Class B(2)                  -0.20%        4.36%         5.75%
Lehman Brothers Municipal Bond              4.84%        5.53%         6.48%
Index3

                                           1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Insured Fund - Class C(2)                   2.86%        4.70%         4.74%
Lehman Brothers Municipal Bond Index(3)     4.84%        5.53%         5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.69% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MASSACHUSETTS FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

8.81%   5.39%   -3.72%   13.21%   4.18%   8.58%   5.26%   4.42%   3.86%   4.45%
--------------------------------------------------------------------------------
97        98       99       00      01      02      03      04      05      06
                              YEAR


Best Quarter:                                          Q4 '00         5.55%
Worst Quarter:                                         Q2 '04         -2.66%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                          1 YEAR        5 YEARS       10 YEARS
-
------------------------------------------------------------------------------
Massachusetts Fund - Class A(2)
Return Before Taxes                        0.00%         4.39%          4.91%
Return After Taxes on Distributions        0.00%         4.38%          4.86%
Return After Taxes on Distributions
 and Sale of Fund Shares                   1.39%         4.39%          4.86%
Lehman Brothers Municipal Bond Index(3)    4.84%         5.53%          5.76%
(index reflects no deduction for fees,
 expenses, or taxes)

                                          1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------

Massachusetts Fund - Class C(2)            2.85%         4.74%          4.79%
Lehman Brothers Municipal Bond Index(3)    4.84%         5.53%          5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.64% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



MICHIGAN FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

8.15%   6.47%  -2.27%   11.02%   4.83%   9.01%   4.95%  3.83%  3.82%   4.22%
-------------------------------------------------------------------------------
97        98      99       00      01      02      03     04     05      06

                               YEAR

Best Quarter:                                          Q3 '02         4.43%
Worst Quarter:                                         Q2 '04         -2.52%


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2006

                                              1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Michigan Fund - Class A(2)
Return Before Taxes                          -0.18%       4.24%        4.89%
Return After Taxes on Distributions          -0.21%       4.19%        4.83%
Return After Taxes on Distributions and       1.38%       4.26%        4.86%
 Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3)       4.84%       5.53%        5.76%
(index reflects no deduction for fees,
expenses, or taxes)
                                             1 YEAR      5 YEARS       SINCE
                                                                     INCEPTION
                                                                     (2/1/00)
--------------------------------------------------------------------------------
Michigan Fund - Class B(2)                   -0.27%       4.25%        5.54%
Lehman Brothers Municipal Bond Index(3)       4.84%       5.53%        6.48%

                                             1 YEAR      5 YEARS       SINCE
                                                                     INCEPTION
                                                                     (5/1/95)
--------------------------------------------------------------------------------
Michigan Fund - Class C(2)                    2.78%       4.59%        4.78%
Lehman Brothers Municipal Bond Index(3)       4.84%       5.53%        5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.86% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MINNESOTA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

7.69%   5.68%  -3.74%   11.90%   4.73%   7.95%   5.19%    4.22%   3.28%    4.35%
--------------------------------------------------------------------------------
  97      98      99       00      01      02      03       04      05       06

                               YEAR


Best Quarter:                                          Q4 '00         4.59%
Worst Quarter:                                         Q2 '04         -2.35%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006
                                           1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------

Minnesota Fund - Class A(2)
Return Before Taxes                        -0.10%       4.08%        4.60%
Return After Taxes on Distributions        -0.10%       4.08%        4.58%
Return After Taxes on Distributions        1.33%        4.13%        4.60%
 and Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3)    4.84%        5.59%        5.76%
(index reflects no deduction for fees,
expenses, or taxes)

                                           1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------

Minnesota Fund - Class C(2)                2.85%        4.43%        4.49%
Lehman Brothers Municipal Bond Index(3)    4.84%        5.53%        5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.73% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



OHIO FUND - CLASS A ANNUAL TOTAL RETURNS(1)
[Insert bar graph]

8.16%   5.94%   -3.00%   11.34%   4.74%    8.31%   4.93%   4.40%   3.86%   4.74%
--------------------------------------------------------------------------------
  97      98       99       00      01       02      03      04      05      06

                               YEAR


Best Quarter:                                          Q4 '00         4.24%
Worst Quarter:                                         Q2 '04         -2.77%



AVERAGE ANNUAL TOTAL RETURNS   For the periods ended December 31, 2006

                                           1 YEAR      5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Ohio Fund - Class A(2)
Return Before Taxes                        0.26%        4.32%        4.82%
Return After Taxes on Distributions        0.26%        4.32%        4.80%
Return After Taxes on Distributions and    1.59%        4.34%        4.80%
 Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3)    4.84%        5.53%        5.76%
(index reflects no deduction for fees,
 expenses, or taxes)

                                           1 YEAR      5 YEARS       SINCE
                                                                   INCEPTION
                                                                    (2/1/00)
-------------------------------------------------------------------------------
Ohio Fund - Class B(2)                     0.16%        4.34%        5.62%
Lehman Brothers Municipal Bond Index(3)    4.84%        5.53%        6.48%

                                           1 YEAR      5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Ohio Fund - Class C(2)                     3.13%        4.65%        4.71%
Lehman Brothers Municipal Bond Index(3)    4.84%        5.53%        5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.66% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES               (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          MASSA-
                      FLORIDA  INSURED   CHUSETTS  MICHIGAN   MINNESOTA    OHIO
                       FUND      FUND      FUND      FUND       FUND       FUND
--------------------------------------------------------------------------------
CLASS A
Maximum sales charge   4.25%    4.25%     4.25%      4.25%      4.25%      4.25%
(load) as a
percentage of
offering price(1)
Load imposed on        4.25%    4.25%     4.25%      4.25%      4.25%      4.25%
purchases(1)
Maximum deferred       None      None      None      None       None       None
sales charge (load)(2)
Redemption fee on      2.00%    2.00%     2.00%      2.00%      2.00%      2.00%
shares sold within 7
calendar days
following their
purchase date(3)

CLASS B(4)
--------------------------------------------------------------------------------
Maximum sales charge     -      4.00%       -        4.00%        -        4.00%
(load) as a
percentage of
offering price
Load imposed on          -       None       -        None         -        None
purchases
Maximum deferred         -      4.00%       -        4.00%        -        4.00%
sales charge (load)(5)
Redemption fee on        -      2.00%       -        2.00%        -        2.00%
shares sold within 7
calendar days
following their
purchase date(3)

CLASS C
--------------------------------------------------------------------------------
Maximum sales charge     -      1.00%     1.00%      1.00%      1.00%      1.00%
(load) as a
percentage of
offering price
Load imposed on          -       None      None      None       None       None
purchases
Maximum deferred         -      1.00%     1.00%      1.00%      1.00%      1.00%
sales charge (load)
Redemption fee on        -      2.00%     2.00%      2.00%      2.00%      2.00%
shares sold within 7
calendar days
following their
purchase date(3)

Please see "Choosing a Share Class" on page 48 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                           MASSA-
                     FLORIDA  INSURED  CHUSETTS   MICHIGAN   MINNESOTA   OHIO
                      FUND      FUND     FUND       FUND       FUND      FUND
--------------------------------------------------------------------------------
CLASS A
Management fees       0.57%    0.46%     0.50%     0.47%       0.49%     0.47%
Distribution and
 service (12b-1)
 fees                 0.10%    0.10%     0.10%     0.10%       0.10%     0.10%
Other expenses        0.07%    0.07%     0.06%     0.07%       0.07%     0.08%
                    ------------------------------------------------------------
Total annual Fund
 operating expenses   0.74%    0.63%     0.66%     0.64%       0.66%     0.65%
                    ------------------------------------------------------------

CLASS B(4)
-------------------------------------------------------------------------------
Management fees        -      0.46%       -       0.47%         -       0.47%
Distribution and
 service (12b-1)
 fees                  -      0.65%       -       0.65%         -       0.65%
Other expenses         -      0.07%       -       0.07%         -       0.08%
                   ------------------------------------------------------------
Total annual Fund
 operating expenses    -      1.18%       -       1.19%         -       1.20%
                   ------------------------------------------------------------

CLASS C
-------------------------------------------------------------------------------
Management fees        -      0.46%     0.50%     0.47%       0.49%     0.47%
Distribution and
service (12b-1) fees
                       -      0.64%     0.64%     0.65%       0.65%     0.65%
Other expenses         -      0.07%     0.06%     0.07%       0.07%     0.08%
                      ---------------------------------------------------------
Total annual Fund
 operating expenses    -      1.17%     1.20%     1.19%       1.21%     1.20%
                      ---------------------------------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 52).
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.

EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       MASSA-
                 FLORIDA    INSURED   CHUSETTS    MICHIGAN    MINNESOTA    OHIO
                   FUND      FUND       FUND        FUND        FUND       FUND
--------------------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A
1 Year(1)          $497      $487       $490        $488        $490       $489
3 Years            $651      $618       $627        $621        $627       $624
5 Years            $819      $761       $777        $767        $777       $772
10 Years          $1,304    $1,178     $1,213      $1,189      $1,213     $1,201

CLASS B
1 Year              -        $520         -         $521          -        $522
3 Years             -        $675         -         $678          -        $681
5 Years             -        $849         -         $854          -        $860
10 Years(2)         -       $1,279        -        $1,290         -       $1,302

CLASS C
1 Year              -        $219       $222        $221        $223       $222
3 Years             -        $372       $381        $378        $384       $381
5 Years             -        $644       $660        $654        $665       $660
10 Years            -       $1,420     $1,455      $1,443      $1,466     $1,455

                                       MASSA-
                 FLORIDA    INSURED   CHUSETTS    MICHIGAN    MINNESOTA    OHIO
                   FUND      FUND       FUND        FUND        FUND       FUND
--------------------------------------------------------------------------------
If you do not sell your shares:
CLASS B
1 Year              -        $120         -         $121          -        $122
3 Years             -        $375         -         $378          -        $381
5 Years             -        $649         -         $654          -        $660
10 Years(2)         -       $1,279        -        $1,290         -       $1,302

CLASS C
1 Year              -        $119       $122        $121        $123       $122
3 Years             -        $372       $381        $378        $384       $381
5 Years             -        $644       $660        $654        $665       $660
10 Years            -       $1,420     $1,455      $1,443      $1,466     $1,455

1. Assumes a contingent deferred sales charge (CDSC) will not apply. 2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage over $620 billion in assets.


The Funds are managed by a team of dedicated professionals focused on investing in tax-free securities. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all the Funds. They are as follows:

JAMES CONN CFA, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an analyst or portfolio manager of the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1999. He joined Franklin Templeton Investments in 1996.


JOSEPH GOTELLI, ASSISTANT PORTFOLIO MANAGER
Mr. Gotelli has been an analyst or portfolio manager of the Massachusetts Fund since February 2007. He joined Franklin Templeton in 2001.


CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS
Ms. Higgins has been an analyst or portfolio manager of the Florida Fund since 2004. She joined Franklin Templeton Investments in 1990.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager of the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1989. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, VICE PRESIDENT OF ADVISERS
Mr. Rivera has been an analyst or portfolio manager of the Massachusetts Fund since 1996. He joined Franklin Templeton Investments in 1994.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS
Ms. Wong has been an analyst or portfolio manager of the Florida Fund since its inception. She joined Franklin Templeton Investments in 1986.

The following individuals are jointly responsible for the day-to-day management of the Funds:

FLORIDA INSURED FUND

CARRIE HIGGINS. Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

STELLA S. WONG. Ms. Wong is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

INSURED FUND

JOHN POMEROY. Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JAMES CONN. Mr. Conn is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MASSACHUSETTS INSURED FUND

JAMES CONN. Mr. Conn has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.


JOSEPH GOTELLI. Mr. Gotelli is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


JOHN POMEROY. Mr. Pomeroy is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

FRANCISCO RIVERA. Mr. Rivera is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MICHIGAN INSURED FUND

JOHN POMEROY. Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JAMES CONN. Mr. Conn is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MINNESOTA INSURED FUND

JAMES CONN. Mr. Conn has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN POMEROY. Mr. Pomeroy is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

OHIO INSURED FUND

JAMES CONN. Mr. Conn has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN POMEROY. Mr. Pomeroy is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 28, 2007, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:

                                 MANAGEMENT FEES
                                 (AS A PERCENTAGE OF AVERAGE MONTHLY NET ASSETS)

-----------------------------------------------------------------------------
Florida Fund                                                           0.57%
Insured Fund                                                           0.46%
Massachusetts Fund                                                     0.50%
Michigan Fund                                                          0.47%
Minnesota Fund                                                         0.49%
Ohio Fund                                                              0.47%

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Funds' annual report to shareholders for the fiscal year ended February 28, 2007.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following a 30-day public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Under provisions adopted in the 2005 Tax Act, each Fund is now required for income distributions of $10 or more to provide you with a statement showing the amount of exempt-interest dividends paid as well as distributions of taxable ordinary income and capital gains. Distributions declared in December but paid in January are taxable as if they were paid in December, and distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.


TAX CONSIDERATIONS

You may receive three different types of distributions from the Fund:


EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of other states. A Kentucky Court of Appeals recently found, in the case captioned DAVIS V. DEPT. OF REVENUE, that a provision in Kentucky law that exempts from taxation interest earned on municipal securities of Kentucky or its political subdivisions, but taxes such income when it is derived from non-Kentucky municipal securities, is unconstitutional. The Kentucky Supreme Court declined to review the decision of the Kentucky Court of Appeals, but the U.S. Supreme Court has now granted CERTIORARI to hear Kentucky's petition challenging this decision. The final outcome of Davis will likely not be known until the spring or early summer of 2008. At that time, a final decision affirming the Kentucky Appellate Court could impact the state tax status of distributions from state tax-free funds and could negatively impact the value of securities held by such funds, and, therefore, the value of fund shares. However, irrespective of how the U.S. Supreme Court decides DAVIS, exempt-interest dividends will continue to be exempt from regular federal income tax as described above. Kentucky residents in particular should talk to their personal tax advisors concerning the potential impact of this decision on reporting exempt-interest dividends on their personal income tax returns in Kentucky.

Corporate shareholders should note that these dividends may be taxable in states that impose corporate franchise or income taxes. Therefore, corporate shareholders should consult with their tax advisors about the taxability of this income before investing in a Fund.


Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

o TAXABLE INCOME DIVIDENDS. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS. Each Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).



RECLASSIFICATION RISK. The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction or become taxable by reason of refinancing irregularities or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income for the Fund. In this case, the Fund might be required to send to you and file with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.


SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

BACKUP WITHHOLDING. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income (including any exempt-interest dividends), capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do so.

STATE AND LOCAL TAXES. Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes.

FLORIDA INSURED FUND. Florida residents should note that Florida has abolished its personal property tax on intangible property, effective January 1, 2007. While shares of the Florida Insured Fund were previously exempt from this tax for Florida residents (because 90% or more of this Fund's assets were always invested in Florida state and local obligations), Florida residents can now invest tax-free in any Fund in the Trust.


NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Exempt-interest dividends and capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax.

The 2004 Tax Act amended these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source taxable interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by a non-U.S. investor. Under this law, any taxable ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor.


These exemptions from nonresident alien withholding apply to any distributions of taxable interest-related and short-term capital gain dividends paid by a Fund out of income earned by the Fund prior to March 1, 2008. Distributions of exempt-interest and net capital gains (distributions of net long-term capital gains) remain exempt from nonresident withholding.

Non-U.S. investors may also be subject to U.S. estate tax. The 2004 Tax Act provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying before January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any taxable and tax-exempt dividends, short-term capital gain dividends, distributions of long-term capital gains, and redemption proceeds received from a Fund.

The federal income and estate tax rules that apply to non-U.S. investors are detailed and complex. Non-U.S. investors are encouraged to see the more detailed information contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the federal tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local or foreign tax consequences of your investment in a Fund.

FINANCIAL HIGHLIGHTS

The tables below present each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                -------------------------------------------------------------
FLORIDA FUND                                                      YEAR ENDED FEBRUARY 28,
CLASS A                                             2007         2006         2005       2004 e         2003
                                                -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  10.74     $  10.80     $  10.97     $  10.76     $  10.50
                                                -------------------------------------------------------------

Income from investment operations a:

 Net investment income b ....................       0.44         0.45         0.46         0.46         0.46

 Net realized and unrealized gains (losses) .       0.04        (0.05)       (0.17)        0.20         0.27
                                                -------------------------------------------------------------
Total from investment operations ............       0.48         0.40         0.29         0.66         0.73
                                                -------------------------------------------------------------
Less distributions from net investment income      (0.45)       (0.46)       (0.46)       (0.45)       (0.47)
                                                -------------------------------------------------------------
Redemption fees .............................         --           --           -- d         --           --
                                                -------------------------------------------------------------
Net asset value, end of year ................   $  10.77     $  10.74     $  10.80     $  10.97     $  10.76
                                                =============================================================

Total return c ..............................       4.55%        3.73%        2.79%        6.29%        7.14%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $167,548     $175,430     $149,897     $156,033     $156,973

Ratios to average net assets:

 Expenses ...................................       0.74%        0.75%        0.76%        0.75%        0.76%

 Net investment income ......................       4.15%        4.16%        4.29%        4.27%        4.39%

Portfolio turnover rate .....................       7.31%       15.80%       21.09%       11.38%       10.83%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                -----------------------------------------------------------------------
INSURED FUND                                                          YEAR ENDED FEBRUARY 28,
CLASS A                                               2007           2006           2005         2004 e           2003
                                                -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $    12.32     $    12.41     $    12.62     $    12.37     $    12.13
                                                -----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.53           0.54           0.55           0.55           0.58

 Net realized and unrealized gains (losses) .         0.01          (0.10)         (0.20)          0.25           0.24
                                                -----------------------------------------------------------------------
Total from investment operations ............         0.54           0.44           0.35           0.80           0.82
                                                -----------------------------------------------------------------------
Less distributions from:

 Net investment income ......................        (0.53)         (0.53)         (0.55)         (0.55)         (0.58)

 Net realized gains .........................        (0.01)            --          (0.01)            --             --
                                                -----------------------------------------------------------------------
Total distributions .........................        (0.54)         (0.53)         (0.56)         (0.55)         (0.58)
                                                -----------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                -----------------------------------------------------------------------
Net asset value, end of year ................   $    12.32     $    12.32     $    12.41     $    12.62     $    12.37
                                                =======================================================================

Total return c ..............................         4.51%          3.65%          2.93%          6.65%          6.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $1,821,006     $1,697,516     $1,602,174     $1,696,913     $1,646,355

Ratios to average net assets:

 Expenses ...................................         0.63%          0.63%          0.63%          0.63%          0.62%

 Net investment income ......................         4.33%          4.37%          4.47%          4.45%          4.73%

Portfolio turnover rate .....................         6.75%          4.94%          9.07%          9.41%         11.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                -----------------------------------------------------------------------
INSURED FUND                                                          YEAR ENDED FEBRUARY 28,
CLASS B                                               2007           2006           2005       2004 e             2003
                                                -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $    12.37     $    12.47     $    12.67     $    12.42     $    12.17
                                                -----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.46           0.47           0.48           0.49           0.51

 Net realized and unrealized gains (losses) .         0.01          (0.10)         (0.19)          0.24           0.25
                                                -----------------------------------------------------------------------
Total from investment operations ............         0.47           0.37           0.29           0.73           0.76
                                                -----------------------------------------------------------------------
Less distributions from:

 Net investment income ......................        (0.46)         (0.47)         (0.48)         (0.48)         (0.51)

 Net realized gains .........................        (0.01)            --          (0.01)            --             --
                                                -----------------------------------------------------------------------
Total distributions .........................        (0.47)         (0.47)         (0.49)         (0.48)         (0.51)
                                                -----------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                -----------------------------------------------------------------------
Net asset value, end of year ................   $    12.37     $    12.37     $    12.47     $    12.67     $    12.42
                                                =======================================================================

Total return c ..............................         3.93%          3.07%          2.35%          6.04%          6.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $   83,644     $   94,569     $  103,378     $  108,518     $   82,062

Ratios to average net assets:

 Expenses ...................................         1.18%          1.18%          1.18%          1.18%          1.18%

 Net investment income ......................         3.78%          3.82%          3.92%          3.90%          4.17%

Portfolio turnover rate .....................         6.75%          4.94%          9.07%          9.41%         11.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                -------------------------------------------------------------
INSURED FUND                                                      YEAR ENDED FEBRUARY 28,
CLASS C                                             2007         2006         2005      2004 e          2003
                                                -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.42     $  12.51     $  12.72     $  12.47     $  12.21
                                                -------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.47         0.48         0.49         0.48         0.52

 Net realized and unrealized gains (losses) .       0.01        (0.10)       (0.21)        0.25         0.25
                                                -------------------------------------------------------------
Total from investment operations ............       0.48         0.38         0.28         0.73         0.77
                                                -------------------------------------------------------------
Less distributions from:

 Net investment income ......................      (0.46)       (0.47)       (0.48)       (0.48)       (0.51)

 Net realized gains .........................      (0.01)          --        (0.01)          --           --
                                                -------------------------------------------------------------
Total distributions .........................      (0.47)       (0.47)       (0.49)       (0.48)       (0.51)
                                                -------------------------------------------------------------
Redemption fees .............................         -- d         -- d         -- d         --           --
                                                -------------------------------------------------------------
Net asset value, end of year ................   $  12.43     $  12.42     $  12.51     $  12.72     $  12.47
                                                =============================================================

Total return c ..............................       3.99%        3.06%        2.34%        5.99%        6.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $141,913     $147,979     $138,027     $152,833     $129,608

Ratios to average net assets:

 Expenses ...................................       1.17%        1.18%        1.18%        1.20%        1.15%

 Net investment income ......................       3.79%        3.82%        3.92%        3.88%        4.20%

Portfolio turnover rate .....................       6.75%        4.94%        9.07%        9.41%       11.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                ------------------------------------------------------------
MASSACHUSETTS FUND                                                YEAR ENDED FEBRUARY 28,
CLASS A                                             2007         2006         2005       2004 e         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  11.92     $  11.98     $  12.11     $  11.91     $  11.64
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.49         0.50         0.52         0.52         0.54

 Net realized and unrealized gains (losses) .       0.04        (0.06)       (0.13)        0.20         0.27
                                                ------------------------------------------------------------
Total from investment operations ............       0.53         0.44         0.39         0.72         0.81
                                                ------------------------------------------------------------
Less distributions from net investment income      (0.49)       (0.50)       (0.52)       (0.52)       (0.54)
                                                ------------------------------------------------------------
Redemption fees .............................         -- d         -- d         -- d         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  11.96     $  11.92     $  11.98     $  12.11     $  11.91
                                                ============================================================

Total return c ..............................       4.59%        3.71%        3.35%        6.16%        7.19%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $467,299     $450,425     $442,842     $432,467     $426,319

Ratios to average net assets:

 Expenses ...................................       0.66%        0.67%        0.67%        0.67%        0.67%

 Net investment income ......................       4.16%        4.21%        4.35%        4.36%        4.59%

Portfolio turnover rate .....................      14.41%       17.65%        9.54%       10.99%       16.23%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                ------------------------------------------------------------
MASSACHUSETTS FUND                                                YEAR ENDED FEBRUARY 28,
CLASS C                                             2007         2006         2005       2004 e         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.00     $  12.06     $  12.19     $  11.98     $  11.70
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.43         0.44         0.45         0.46         0.48

 Net realized and unrealized gains (losses) .       0.05        (0.07)       (0.13)        0.20         0.28
                                                ------------------------------------------------------------
Total from investment operations ............       0.48         0.37         0.32         0.66         0.76
                                                ------------------------------------------------------------
Less distributions from net investment income      (0.43)       (0.43)       (0.45)       (0.45)       (0.48)
                                                ------------------------------------------------------------
Redemption fees .............................         -- d         -- d         -- d         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.05     $  12.00     $  12.06     $  12.19     $  11.98
                                                ============================================================

Total return c ..............................       4.07%        3.13%        2.75%        5.62%        6.66%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $ 59,247     $ 57,063     $ 50,272     $ 48,268     $ 43,002

Ratios to average net assets:

 Expenses ...................................       1.20%        1.22%        1.22%        1.23%        1.21%

 Net investment income ......................       3.62%        3.66%        3.80%        3.80%        4.05%

Portfolio turnover rate .....................      14.41%       17.65%        9.54%       10.99%       16.23%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                ----------------------------------------------------------------------
MICHIGAN FUND                                                         YEAR ENDED FEBRUARY 28,
CLASS A                                               2007           2006           2005         2004 e          2003
                                                ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $    12.27     $    12.35     $    12.58     $    12.46     $    12.25
                                                ----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.53           0.54           0.55           0.55           0.57

 Net realized and unrealized gains (losses) .        (0.01)         (0.08)         (0.23)          0.18           0.28
                                                ----------------------------------------------------------------------
Total from investment operations ............         0.52           0.46           0.32           0.73           0.85
                                                ----------------------------------------------------------------------
Less distributions from:

 Net investment income ......................        (0.53)         (0.54)         (0.55)         (0.54)         (0.57)

 Net realized gains .........................        (0.02)            --             --          (0.07)         (0.07)
                                                ----------------------------------------------------------------------
Total distributions .........................        (0.55)         (0.54)         (0.55)         (0.61)         (0.64)
                                                ----------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                ----------------------------------------------------------------------
Net asset value, end of year ................   $    12.24     $    12.27     $    12.35     $    12.58     $    12.46
                                                ======================================================================

Total return c ..............................         4.35%          3.77%          2.65%          6.06%          7.17%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $1,260,755     $1,230,439     $1,199,126     $1,248,975     $1,253,847

Ratios to average net assets:

 Expenses ...................................         0.64%          0.64%          0.64%          0.64%          0.64%

 Net investment income ......................         4.34%          4.38%          4.45%          4.42%          4.62%

Portfolio turnover rate .....................         7.97%          6.55%          9.40%         11.29%         13.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                -------------------------------------------------------
MICHIGAN FUND                                                   YEAR ENDED FEBRUARY 28,
CLASS B                                            2007        2006        2005      2004 e        2003
                                                -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $ 12.33     $ 12.40     $ 12.63     $ 12.51     $ 12.29
                                                -------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................      0.46        0.47        0.48        0.48        0.50

 Net realized and unrealized gains (losses) .     (0.01)      (0.07)      (0.23)       0.19        0.30
                                                -------------------------------------------------------
Total from investment operations ............      0.45        0.40        0.25        0.67        0.80
                                                -------------------------------------------------------
Less distributions from:

 Net investment income ......................     (0.46)      (0.47)      (0.48)      (0.48)      (0.51)

 Net realized gains .........................     (0.02)         --          --       (0.07)      (0.07)
                                                -------------------------------------------------------
Total distributions .........................     (0.48)      (0.47)      (0.48)      (0.55)      (0.58)
                                                -------------------------------------------------------
Redemption fees .............................        -- d        -- d        -- d        --          --
                                                -------------------------------------------------------
Net asset value, end of year ................   $ 12.30     $ 12.33     $ 12.40     $ 12.63     $ 12.51
                                                =======================================================

Total return c ..............................      3.77%       3.27%       2.08%       5.46%       6.64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $45,664     $51,285     $54,867     $58,687     $49,931

Ratios to average net assets:

 Expenses ...................................      1.19%       1.19%       1.19%       1.19%       1.19%

 Net investment income ......................      3.79%       3.83%       3.90%       3.87%       4.07%

Portfolio turnover rate .....................      7.97%       6.55%       9.40%      11.29%      13.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                ------------------------------------------------------------
MICHIGAN FUND                                                     YEAR ENDED FEBRUARY 28,
CLASS C                                             2007         2006         2005       2004 e         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.39     $  12.46     $  12.69     $  12.56     $  12.34
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.47         0.48         0.48         0.48         0.51

 Net realized and unrealized gains (losses) .      (0.02)       (0.08)       (0.23)        0.19         0.29
                                                ------------------------------------------------------------
Total from investment operations ............       0.45         0.40         0.25         0.67         0.80
                                                ------------------------------------------------------------
Less distributions from:

 Net investment income ......................      (0.46)       (0.47)       (0.48)       (0.47)       (0.51)

 Net realized gains .........................      (0.02)          --           --        (0.07)       (0.07)
                                                ------------------------------------------------------------
Total distributions .........................      (0.48)       (0.47)       (0.48)       (0.54)       (0.58)
                                                ------------------------------------------------------------
Redemption fees .............................         -- d         -- d         -- d         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.36     $  12.39     $  12.46     $  12.69     $  12.56
                                                ============================================================

Total return c ..............................       3.74%        3.25%        2.06%        5.50%        6.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $126,535     $123,024     $108,308     $116,544     $110,159

Ratios to average net assets:

 Expenses ...................................       1.19%        1.19%        1.19%        1.22%        1.16%

 Net investment income ......................       3.79%        3.83%        3.90%        3.84%        4.10%

Portfolio turnover rate .....................       7.97%        6.55%        9.40%       11.29%       13.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                ------------------------------------------------------------
MINNESOTA FUND                                                    YEAR ENDED FEBRUARY 28,
CLASS A                                             2007         2006         2005       2004 e         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.13     $  12.23     $  12.39     $  12.23     $  11.99
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.50         0.51         0.53         0.54         0.56

 Net realized and unrealized gains (losses) .       0.03        (0.10)       (0.16)        0.15         0.25
                                                ------------------------------------------------------------
Total from investment operations ............       0.53         0.41         0.37         0.69         0.81
                                                ------------------------------------------------------------
Less distributions from net investment income      (0.50)       (0.51)       (0.53)       (0.53)       (0.57)
                                                ------------------------------------------------------------
Redemption fees .............................         -- d         -- d         -- d         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.16     $  12.13     $  12.23     $  12.39     $  12.23
                                                ============================================================

Total return c ..............................       4.50%        3.48%        2.99%        5.81%        6.89%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $539,643     $528,660     $515,780     $528,609     $524,076

Ratios to average net assets:

 Expenses ...................................       0.66%        0.67%        0.67%        0.67%        0.67%

 Net investment income ......................       4.15%        4.17%        4.35%        4.39%        4.64%

Portfolio turnover rate .....................      14.24%       13.03%       12.06%       10.77%       13.28%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                ------------------------------------------------------------
MINNESOTA FUND                                                    YEAR ENDED FEBRUARY 28,
CLASS C                                             2007         2006         2005       2004 e         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.22     $  12.31     $  12.47     $  12.30     $  12.05
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.44         0.44         0.46         0.47         0.50

 Net realized and unrealized gains (losses) .       0.01        (0.09)       (0.16)        0.16         0.25
                                                ------------------------------------------------------------
Total from investment operations ............       0.45         0.35         0.30         0.63         0.75
                                                ------------------------------------------------------------
Less distributions from net investment income      (0.43)       (0.44)       (0.46)       (0.46)       (0.50)
                                                ------------------------------------------------------------
Redemption fees .............................         -- d         -- d         -- d         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.24     $  12.22     $  12.31     $  12.47     $  12.30
                                                ============================================================

Total return c ..............................       3.81%        2.98%        2.40%        5.25%        6.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $ 64,873     $ 64,900     $ 59,682     $ 59,389     $ 54,704

Ratios to average net assets:

 Expenses ...................................       1.21%        1.22%        1.22%        1.26%        1.17%

 Net investment income ......................       3.60%        3.62%        3.80%        3.80%        4.14%

Portfolio turnover rate .....................      14.24%       13.03%       12.06%       10.77%       13.28%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                ------------------------------------------------------------
OHIO FUND                                                         YEAR ENDED FEBRUARY 28,
CLASS A                                             2007         2006         2005       2004 f         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.60     $  12.64     $  12.81     $  12.60     $  12.37
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.52         0.53         0.54         0.55         0.57

 Net realized and unrealized gains (losses) .       0.04        (0.04)       (0.16)        0.20         0.24
                                                ------------------------------------------------------------
Total from investment operations ............       0.56         0.49         0.38         0.75         0.81
                                                ------------------------------------------------------------
Less distributions from:

 Net investment income ......................      (0.52)       (0.53)       (0.54)       (0.54)       (0.58)

 Net realized gains .........................         -- d         --        (0.01)          -- g         --
                                                ------------------------------------------------------------
Total distributions .........................      (0.52)       (0.53)       (0.55)       (0.54)       (0.58)
                                                ------------------------------------------------------------
Redemption fees .............................         -- e         -- e         -- e         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.64     $  12.60     $  12.64     $  12.81     $  12.60
                                                ============================================================

Total return c ..............................       4.61%        3.98%        3.15%        6.17%        6.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $980,493     $901,614     $849,970     $852,182     $822,031

Ratios to average net assets:

 Expenses ...................................       0.65%        0.65%        0.65%        0.65%        0.65%

 Net investment income ......................       4.17%        4.20%        4.36%        4.38%        4.64%

Portfolio turnover rate .....................      10.55%       16.44%       19.87%       14.89%       13.40%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     The Fund made a capital gain distribution of $0.0009.

e     Amount rounds to less than $0.01 per share.

f     For the year ended February 29.

g     The Fund made a capital gain distribution of $0.0027.

                                                ------------------------------------------------------------
OHIO FUND                                                         YEAR ENDED FEBRUARY 28,
CLASS B                                             2007         2006         2005       2004 f         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.64     $  12.68     $  12.85     $  12.64     $  12.40
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.45         0.46         0.48         0.48         0.51

 Net realized and unrealized gains (losses) .       0.06        (0.04)       (0.17)        0.21         0.25
                                                ------------------------------------------------------------
Total from investment operations ............       0.51         0.42         0.31         0.69         0.76
                                                ------------------------------------------------------------
Less distributions from:

 Net investment income ......................      (0.46)       (0.46)       (0.47)       (0.48)       (0.52)

 Net realized gains .........................         -- d         --        (0.01)          -- g         --
                                                ------------------------------------------------------------
Total distributions .........................      (0.46)       (0.46)       (0.48)       (0.48)       (0.52)
                                                ------------------------------------------------------------
Redemption fees .............................         -- e         -- e         -- e         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.69     $  12.64     $  12.68     $  12.85     $  12.64
                                                ============================================================

Total return c ..............................       4.11%        3.41%        2.56%        5.57%        6.24%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $ 51,897     $ 56,478     $ 60,264     $ 60,869     $ 44,222

Ratios to average net assets:

 Expenses ...................................       1.20%        1.20%        1.20%        1.20%        1.20%

 Net investment income ......................       3.62%        3.65%        3.81%        3.83%        4.09%

Portfolio turnover rate .....................      10.55%       16.44%       19.87%       14.89%       13.40%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.


c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     The Fund made a capital gain distribution of $0.0009.

e     Amount rounds to less than $0.01 per share.

f     For the year ended February 29.

g     The Fund made a capital gain distribution of $0.0027.

                                                ------------------------------------------------------------
OHIO FUND                                                         YEAR ENDED FEBRUARY 28,
CLASS C                                             2007         2006         2005       2004 f         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.70     $  12.74     $  12.90     $  12.69     $  12.45
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.46         0.46         0.48         0.48         0.51

 Net realized and unrealized gains (losses) .       0.04        (0.04)       (0.16)        0.20         0.25
                                                ------------------------------------------------------------
Total from investment operations ............       0.50         0.42         0.32         0.68         0.76
                                                ------------------------------------------------------------
Less distributions from:

 Net investment income ......................      (0.45)       (0.46)       (0.47)       (0.47)       (0.52)

 Net realized gains .........................         -- d         --        (0.01)          -- g         --
                                                ------------------------------------------------------------
Total distributions .........................      (0.45)       (0.46)       (0.48)       (0.47)       (0.52)
                                                ------------------------------------------------------------
Redemption fees .............................         -- e         -- e         -- e         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.75     $  12.70     $  12.74     $  12.90     $  12.69
                                                ============================================================

Total return c ..............................       4.08%        3.38%        2.64%        5.53%        6.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $143,804     $130,540     $108,617     $108,062     $ 91,189

Ratios to average net assets:

 Expenses ...................................       1.20%        1.20%        1.20%        1.22%        1.17%


 Net investment income ......................       3.62%        3.65%        3.81%        3.81%        4.12%

Portfolio turnover rate .....................      10.55%       16.44%       19.87%       14.89%       13.40%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     The Fund made a capital gain distribution of $0.0009.

e     Amount rounds to less than $0.01 per share.

f     For the year ended February 29.

g     The Fund made a capital gain distribution of $0.0027.

YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B or Class C share Fund accounts.


     CLASS A                CLASS C
     --------------------------------------------
     o     Initial sales    o     No initial
        charge of 4.25% or     sales charge
        less

     o     Deferred sales   o     Deferred
        charge of 1% on        sales charge of
        purchases of $1        1% on shares you
        million or more        sell within 12
        sold within 18         months
        months
     o     Lower annual     o     Higher annual
        expenses than          expenses than
        Class C due to         Class A due to
        lower distribution     higher
        fees                   distribution
                               fees.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

SALES CHARGES - CLASS A

                                 THE SALES CHARGE
                                 MAKES UP THIS %         WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT      OF THE OFFERING PRICE*  OF YOUR NET INVESTMENT*
--------------------------------------------------------------------------------
Under $100,000                         4.25                       4.44
$100,000 but under $250,000            3.50                       3.63
$250,000 but under $500,000            2.50                       2.56
$500,000 but under $1 million          2.00                       2.04

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at WWW.FRANKLINTEMPLETON.COM/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o You, individually;
o Your spouse or domestic partner, as recognized by applicable state law;
o You jointly with your spouse or domestic partner;
o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE


(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.


If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor); or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 52).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.15% per year for the Florida Fund and 0.10% per year for the remaining Funds, to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

         if you sell your shares             this % is deducted from
 within this many years after buying them    your proceeds as a CDSC
-----------------------------------------------------------------------
                 1 YEAR                                 4
                 2 YEARS                                4
                 3 YEARS                                3
                 4 YEARS                                3
                 5 YEARS                                2
                 6 YEARS                                1
                 7 YEARS                                0

There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see below). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC


There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see below).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 64 for exchange information).

REINSTATEMENT PRIVILEGE


If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.


In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.


If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.


Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit
(CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.



BUYING SHARES

MINIMUM INVESTMENTS - CLASS A & C
----------------------------------------------------------------------
                                                    INITIAL
----------------------------------------------------------------------
Regular accounts                                    $1,000
----------------------------------------------------------------------
Automatic investment plans                          $50
----------------------------------------------------------------------
UGMA/UTMA accounts                                  $100
----------------------------------------------------------------------
Broker-dealer sponsored wrap account programs
                                                    $250
----------------------------------------------------------------------
Current and former full-time employees, officers, $100 trustees and directors of Franklin Templeton entities, and their family members


----------------------------------------------------------------------

PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 58). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
--------------------------------------------------------------------------------
                         OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
THROUGH YOUR INVESTMENT  Contact your investment         Contact your investment
REPRESENTATIVE           representative                  representative
--------------------------------------------------------------------------------
                         If you have another             Before requesting a
BY PHONE/ONLINE          Franklin Templeton              telephone or online
                         fund account with your          purchase into an
                         on file, you may open a new     existing account,
                         account by phone.               please make sure we
(Up to $100,000 per      At this time, a new             have your bank account
shareholder per day)     account may not be              information on file.
                         opened online.                  If we do not have this
1-800/632-2301                                           information, you will
                         To make a same day investment,  need to send written
franklintempleton.com    your phone order must be        instructions with your
                         received and accepted by us by  bank's name and
NOTE: (1) CERTAIN        1:00 p.m. Pacific time or the   address and a voided
ACCOUNT TYPES ARE NOT    close of the New York Stock     check or savings
AVAILABLE FOR ONLINE     Exchange, whichever is earlier. account deposit slip.
ACCOUNT ACCESS AND (2)                                   If the bank and Fund
THE AMOUNT MAY BE                                        accounts do not have
HIGHER FOR MEMBERS OF                                    at least one common
FRANKLIN TEMPLETON VIP                                   owner, your written
                                                         request must be signed
                                                         by ALL fund AND bank
                                                         account owners,and
                                                         each individual must
                                                         have  his or her
                                                         signature guaranteed.
SERVICES(TM).  PLEASE SEE
PAGE 60 FOR MORE                                         To make a same day
INFORMATION REGARDING                                    investment, your phone
ELIGIBILITY.                                             or online order must
                                                         be received and
                                                         accepted by us by
                                                         1:00 p.m. Pacific time
                                                         or the close of the
                                                         New York Stock
                                                         Exchange, whichever
                                                         is earlier.
--------------------------------------------------------------------------------
                         Make your check payable to the  Make your check
                         Fund.                           payable to the Fund.
BY MAIL                                                  Include your account
                         Mail the check and your signed  number on the check.
                         application                     to Investor Services.
                                                         Fill out the deposit
                                                         slip from your
                                                         account statement. If
                                                         you do not have a
                                                         slip, include a note
                                                         with your name, the
                                                         Fund name, and your
                                                         account number.

                                                         Mail the check and
                                                         deposit slip or note
                                                         to Investor Services.
--------------------------------------------------------------------------------
                         Call to receive a wire control  Call to receive a
                         number and wire instructions.   wire control number
                                                         and wire instructions

BY WIRE                  Wire the funds and mail your    To make a same day
                         signed application to Investor  wire investment, the
1-800/632-2301           Services. Please include the    wired funds must be
(or 1-650/312-2000       wire control number or your new received and accepted
collect)                 account number on the           by us by 1:00 p.m.
                         application.                    Pacific time or the
                                                         close of the New York
                         To make a same day wire         Stock Exchange,
                         investment, the wired funds     whichever is earlier.
                         must be received and accepted
                         by us by 1:00 p.m. Pacific
                         time or the close of the New
                         York Stock  Exchange,
                         whichever is earlier.


--------------------------------------------------------------------------------
                         Call Shareholder Services at    Call Shareholder
                         1-800/632-2301, or send signed  Services at
BY EXCHANGE              written instructions. You also  1-800/632-2301 or send
                         may place an online exchange    signed written
                         order. The automated telephone  instructions. You also
franklintempleton.com    system cannot be used to open a may place an online
                         new account.                    exchange order.

                         (Please see page 64 for         (Please see page 64 for
                         information on exchanges.)      information on
                                                         exchanges.)
--------------------------------------------------------------------------------




                      FRANKLIN TEMPLETON INVESTOR SERVICES
                                P.O. BOX 997151,
                            SACRAMENTO, CA 95899-7151
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
                       OR VISIT US ONLINE 24 HOURS A DAY,
                    7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:


SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040


DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at FRANKLINTEMPLETON.COM. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.


As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICES(TM)

You may be eligible for Franklin Templeton VIP Services(TM) if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services(TM) shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services(TM). Please see page 60 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.


SELLING SHARES
--------------------------------------------------------------------------------
                             TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
THROUGH YOUR INVESTMENT      Contact your investment representative
REPRESENTATIVE
--------------------------------------------------------------------------------
                             Send written instructions and endorsed share
BY MAIL                      certificates (if you
                             hold share certificates) to Investor Services.
                             Corporate, partnership or trust accounts may need to send additional documents.

                             Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                             A check will be mailed to the name(s) and address
                             on the account, or otherwise according to your
                             written instructions.
--------------------------------------------------------------------------------
                             As long as your transaction is for $100,000 or
BY PHONE/ONLINE              less, you do not hold share certificates and you
                             have not changed your address by phone or online
1-800/632-2301               within the last 15 days, you can sell your shares
                             by phone or online. The amount may be higher for
franklintempleton.com        members of Franklin Templeton VIP Services(TM).
                             Please see page 60 for more information regarding eligibility.

                             A check will be mailed to the name(s) and address
                             on the account, or a pre-authorized secondary
                             address. Written instructions, with a signature
                             guarantee, are required to send the check to
                             another address or to make it payable to another
                             person.
--------------------------------------------------------------------------------
                             You can call, write, or visit us online to have
                             redemption proceeds sent to a bank account. See the
                             policies at left for selling shares by mail, phone,
                             or
BY ELECTRONIC FUNDS          online.
TRANSFER (ACH)
                             Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                             If we receive your request in proper form by 1:00
                             p.m. Pacific time, proceeds sent by ACH generally
                             will be available within two to three business
                             days.
--------------------------------------------------------------------------------
                             Obtain a current prospectus for the fund you are
BY EXCHANGE                  considering. Prospectuses are available online at
                             franklintempleton.com.

                             Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                             If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
--------------------------------------------------------------------------------

                      Franklin Templeton Investor Services
                                P.O. Box 997151,
                            Sacramento, CA 95899-7151
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                or visit us online 24 hours a day, 7 days a week,
                            at franklintempleton.com


EXCHANGING SHARES


You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While a Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o     imposing a redemption fee for short-term trading;
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, a Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.


REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of each Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.


REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS. Each Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).

ACCOUNT POLICIES

CALCULATING SHARE PRICE


When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. A Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - MUNICIPAL SECURITIES - MATRIX PRICING (FAIR VALUATION)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Each Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

ACCOUNTS WITH LOW BALANCES


If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and, (2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B.



STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 59).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS


You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION


Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Funds' transfer agent from payments it receives under its agreement with the Funds.


                               CLASS A         CLASS B           CLASS C
--------------------------------------------------------------------------------
COMMISSION (%)                 ---             ---               1.00(3)
Investment under $100,000      4.00            ---               ---
$100,000 but under $250,000    2.80            ---               ---
$250,000 but under $500,000    2.00            ---               ---
$500,000 but under $1 million  1.60            ---               ---
$1 million or more             up to 0.75(1)   ---               ---
12B-1 FEE TO DEALER            0.10(1)         0.15(2)           0.65(4)

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

OTHER DEALER COMPENSATION. Distributors may make payments from its own financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.


To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

QUESTIONS


If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                    HOURS (PACIFIC TIME,
DEPARTMENT NAME              TELEPHONE NUMBER       MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services         1-800/632-2301         5:30 a.m. to 5:00 p.m.
Fund Information             1-800/DIAL BEN(R)      5:30 a.m. to 5:00 p.m.
                            (1-800/342-5236)
Retirement Services          1-800/527-2020         5:30 a.m. to 5:00 p.m.
Advisor Services             1-800/524-4040         5:30 a.m. to 5:00 p.m.
Institutional Services       1-800/321-8563         6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)       1-800/851-0637         5:30 a.m. to 5:00 p.m.
Automated Telephone System   1-800/632-2301         (around-the-clock access)
                             1-800/524-4040
                             1-800/527-2020

59

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)




2238 Investment Company Act file    #811-04149                     TF1 P 07/07












































FRANKLIN TAX-FREE TRUST

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
FRANKLIN INSURED TAX-FREE INCOME FUND
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND



STATEMENT OF ADDITIONAL INFORMATION
JULY 1, 2007

[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2007, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended February 28, 2007, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS
Goals, Strategies and Risks                    2
State and U.S. Territory Risks                 7
Officers and Trustees                          16
Fair Valuation and Liquidity                   22
Management and Other Services                  22
Portfolio Transactions                         25
Distributions and Taxes                        26
Organization, Voting Rights and
 Principal Holders                             29
Buying and Selling Shares                      29
The Underwriter                                35
Performance                                    37
Miscellaneous Information                      40
Description of Ratings                         41
State Tax Treatment                            45



-------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------
o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S.
   GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
   BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state.

Each Fund may not:


1. Borrow money, except to the extent permitted by the Investment Company
Act of 1940, as amended (the "1940 Act"), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (the "SEC").

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans if, as a result, more than 33-1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and
(iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).(1)

8. Purchase the securities of any one issuer (other than the U.S.
government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under
Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or
(ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.


NON-FUNDAMENTAL INVESTMENT POLICIES

Each Fund invests at least 80% of its net assets in insured municipal securities. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy.

Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state. Unlike the state Funds, the Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION NOTES are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION NOTES are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refund), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to a state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of trustees.

Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.


VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes and municipal inflation protected securities, which have interest rates that change either at specific intervals from daily up to semi-annually, or whenever a benchmark rate changes. The interest rate adjustments are designed to help stabilize the security's price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the security's market price when interest rates or benchmark rates rise, it lowers a Fund's income when interest rates or benchmark rates fall. Of course, a Fund's income from its variable and floating rate investments also may increase if interest rates rise.

Variable rate demand notes may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.


ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, EACH FUND'S PORTFOLIO MAY ALSO BE SUBJECT TO CERTAIN OTHER CHARACTERISTICS AND RISKS, AND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH, ALONG WITH THESE RISKS, ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH EACH FUND'S GOALS AND OBJECTIVES.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four long-term ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.


In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A (AAA) or equivalent rating.

ILLIQUID INVESTMENTS Each Fund, except the Florida Fund, may invest up to 10% of its net assets in illiquid securities. The Florida Fund man not invest more than 15% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.


INSURANCE Each Fund invests predominantly in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

Each Fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security,
(ii) the value of a Fund's shares, or (iii) a Fund's distributions.

TYPES OF INSURANCE. There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the Fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value.

Each Fund may buy a secondary insurance policy at any time, if the manager believes the insurance would be in the best interest of the Fund. The Fund is likely to buy a secondary insurance policy if, in the manager's opinion, the Fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance. The purchase of a secondary policy, if available, may enable the Fund to sell a defaulted security at a price similar to that of comparable securities that are not in default. The Fund would value a defaulted security covered by a secondary insurance policy at its market value.

Each Fund also may buy a portfolio insurance policy. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the Fund. If the Fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security. As a result, the Fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the Fund's portfolio, the Fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurance premium the Fund pays for a portfolio insurance policy is a Fund expense. The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month. If the Fund fails to pay its premium, the insurer may take action against the Fund to recover any premium payments that are due. The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the issuer's ability or willingness to meet its obligations.

QUALIFIED MUNICIPAL BOND INSURERS. Each Fund generally buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated AAA or its equivalent by Fitch, Moody's or S&P. Currently, there are six primary, triple A rated municipal bond insurers. The Fund, however, may invest a portion of its assets in insured municipal securities covered by policies issued by insurers with a rating below triple A or its equivalent.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Funds nor the manager makes any representations as to the ability of any insurance company to meet its obligation to a Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Funds' rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

MATURITY Municipal securities are issued with a specific maturity date-the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Funds have no restrictions on the maturity of the securities they may buy or on their average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest or the economies of the states and territories where the Funds invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities may be offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS
-------------------------------------------------------------------

STATE Because each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Funds. Please read this information together with the section "Main Risks" in the prospectus.


FLORIDA. Florida's population growth has been substantial for the past few decades although its rate of growth has slowed in recent years. Population growth during the 1990s slowed to about 24% from a 30% growth rate in the 1980s and is projected to slow to about 18% in the current decade. The fastest growing segment is expected to be the senior citizen population, particularly among older age levels. The population growth has both strengthened the economy and placed pressure on vital government services such as education, corrections, transportation and health services. Therefore, the state remains vulnerable to fluctuations in the costs of providing such services.


Because of its substantial retirement age population, investment income and transfer payments, such as social security and pension benefits, make up a significant proportion of Florida's income distribution. This income mix historically has led to relatively stable personal income levels across different economic cycles, although it also has created some vulnerability to changes in the consumer price index at the federal level vis-a-vis transfer payments.


The state enjoys a service-based economy that has been very resilient in recent history. Florida survived the recent recession and devastating effects of the 2004 and 2005 hurricanes in good condition, ahead of national medians. Job growth is projected to slow relative to the strong growth seen in 2005 and 2006 but is still expected to be above average with projections of 2.5% for 2007 and 1.6% in 2008. Unemployment rates have consistently been below national levels in recent years dropping to a record low of 3.1% in the last two quarters of 2006. Forecasts of unemployment rates through 2007 remain below 4%.

Florida's tax base is relatively narrow, with no personal income tax and over 70% of its net general revenues derived from the state's sales and use tax. Actual revenues, led by gains in documentary stamp taxes for real estate transactions, have outpaced expectations in years past but are likely to be challenged given the current housing market. Revenues for Fiscal Year 2007 have been revised downward from the November 2006 estimate by $303 million, 1.1% below the November estimate. The revision reflects lower than anticipated documentary stamp taxes and sales tax revenues as the housing slump spills over into sales of home improvement and furniture goods.


The state's reliance on sales tax revenues, a cyclical revenue source, has created some vulnerability to recession and slower growth in the tax base. To help provide some protection against the historically volatile nature of sales tax, Florida enacted a constitutional amendment creating a Budget Stabilization Fund. The balance remains fully funded at the required fund level of 5% of the previous year's General Fund revenues. The fund remained fully funded throughout the years of recession and has contributed to the strong financial position enjoyed by the state. This is one of the few state Budget Stabilization Funds that has remained intact.


The state has responded quickly and responsibly to budgetary challenges. There are strong cash flow and budget monitoring procedures to manage the budget effectively as well as statutory requirements for addressing budget imbalances. As a result, the state has managed to maintain strong fund balances and significant reserves. At the end of Fiscal Year 2006, the fund stood at $1.1 billion. In addition, it had an unallocated General Fund balance of $4.99 billion at Fiscal Year end 2006. The combined reserves reflected 23% of Fiscal Year 2006 expenditures. Current reserve estimates for Fiscal Year 2007 include a fully funded Budget Stabilization Fund of $1.2 billion and an unallocated General Fund balance of $3 billion. Combined, these projected fund balances reflect 14.5% of the estimated Fiscal Year 2007 General Fund expenditures.

Florida's debt burden grew substantially in the late 1990's with the increased need for schools and health care, as well as environmental protection programs designed to help protect the state's important tourism industry, but has slowed in recent years. The state has built a complex debt structure with several special debt programs. Most of the debt has specific revenues dedicated to its repayment with a back-up General Obligation pledge from the state. Debt medians for the state exceed national levels but remain moderate.

MASSACHUSETTS. The economy of the Commonwealth of Massachusetts continues to show improvements following the 2001-2002 recession, but the pace of growth has slowed in 2006, and lags that of the nation. Unemployment stands at 4.4% (compared with the nationwide rate of 4.5%), and job growth continues to be slow and steady, with a total of 27,000 jobs added between June 2005 and June 2006. Much of the growth has been driven by high-tech industries, financial services, and healthcare. The strong presence of research labs, combined with venture capital firms, has given the Commonwealth a leading edge in industries such as biotech, software, and surgical instruments. The Commonwealth's economy also benefits from the high wealth levels of its residents, with a median household income of $54,888 comparing favorably to the nationwide median of $46,071. Over 33% of the Commonwealth's residents maintain a bachelor's degree or higher. As of 2005, the Commonwealth's population totaled 6,398,743, which is actually a slight decline from the 2004 population of 6,416,505. The Commonwealth has one of the lowest population growth rates in the nation.

Economic stability, combined with prudent fiscal management, has resulted in good financial performances at the Commonwealth level. Tax revenues for 2006 amounted to $18.487 billion, marking an 8.2% increase over the prior year. Personal income taxes, which account for nearly 50% of total tax revenues, came in at $10.486 billion, up 5.8% from the prior year, and, sales tax receipts were up 3% from the prior year. The strong collections are expected to boost the balance in the Commonwealth's Budget Stabilization Fund (BSF) to an estimated $2.154 billion, up from $1.728 billion in the prior year. The Commonwealth's finances were further enhanced by the spin-off of the Massachusetts Bay Transportation Authority (MBTA) and the School Building Authority (SBA), both of which were huge budget commitments for the Commonwealth, and created a lot of uncertainty in regards to spending. Today, both the MBTA and the SBA are self-supporting entities that are funded with annual assessments and carve-outs of the Commonwealth-wide sales tax. The budget for Fiscal Year 2007 amounts to $25.25 billion, and includes $7.42 billion in Medicaid spending, $4.041 billion in education spending, and $2.086 billion for debt service obligations. The budget also includes a $550 million transfer from the BSF to support spending for the year, unless income tax growth is stronger than the projected 4.9% income tax growth and the projected 2% sales tax growth.

Massachusetts has the one of the highest debt burdens in the nation. Net tax supported debt amounts to $28.7 billion, and debt-per-capita is $3,624 (compared with the state median of $754). Much of the debt is associated with the Central Artery Tunnel Project, which cost a substantial $14.625 billion. The project included a depression of a portion of Interstate 93, the construction of an elevated highway into downtown Boston, and a new tunnel underneath Boston Harbor that links Logan Airport to the Massachusetts Turnpike. While the project technically reached substantial completion on January 13, 2006, there have been some recent water leaks in the project that could increase costs and prolong final completion. The Massachusetts Turnpike Authority will be responsible for the ongoing leak repairs.

Moody's, Standard & Poor's, and Fitch maintain long-term credit ratings on the Commonwealth of Aa2; AA; and AA, respectively.

MICHIGAN. While Michigan's economy has expanded into the tourism and agriculture sectors, the manufacturing sector is still the largest income producing industry. Michigan has remained dependent on its durable goods manufacturing sector, especially on its cyclical auto industry. The state's reliance on manufacturing makes Michigan's economy more volatile than the economies of more diverse states and more susceptible to the adverse effects of another recession. High unemployment remains a key issue for the state and the Economic Stabilization Fund, which was set up to assist the state in balancing its budget has been largely depleted.

Michigan's economy grew at a healthy pace from 1992-2000. However, unfavorable economic conditions caused the state's total employment to decline for the sixth consecutive year. Given the state's extremely weak manufacturing performance, declining vehicle production and diminishing market share among the big three automakers, Michigan's unemployment rate remains high and continues to exceed the national average. As of September 2006, the state's unemployment rate of 7.1% was 250 basis points higher than the national average of 4.6%.

The state once again faced difficult budget challenges that resulted in various budget amendments and appropriation reductions during Fiscal Year 2006. Through expenditure reductions and internal fund transfers, all of the state's three major governmental funds closed with a positive fund balance, totaling $1.1 billion in Fiscal Year 2006. The entire fund balance in the General Fund and School Aid Fund was $1.1 billion and $7.4 million, respectively during Fiscal Year 2006. The Budget Economic Stabilization Fund, which was depleted from prior transfers, had an unreserved fund balance of only $2.0 million. The School Aid and Economic Stabilization Funds have been largely depleted and the General Fund balance continues to decline to support spending needs. The challenging economic conditions and structural imbalances have required fund transfers to assist the state in balancing its budget and prevented the state from replenishing its reserves.

Although the state also has been able to maintain its traditionally low debt levels, contingency debt continues to rise through the Michigan Qualified School Bond Loan Fund Program. Under this program, schools can issue debt, which carries the full faith and obligation of the State of Michigan. As of September 30, 2006, the principal amount of qualified school bonds outstanding increased to $13.9 billion. Total debt service requirements on these bonds including interest is approximately $1.3 billion in 2007. The state's contingent debt exposure will need to be carefully managed to help maintain the state's financial stability.

Pursuant to a Michigan Supreme Court ruling, the state is required under the Durant Settlement to repay school districts for unfunded state-mandated programs. The costs associated with this decision are $274.3 million, which the state plans to finance over time if certain conditions are met.

MINNESOTA. Minnesota's economy and financial operations continue their recovery after being negatively impacted by the national economic recession that started in 2001. Recent figures show increased tax revenues, an improved General Fund balance, and a solid liquidity position. Meanwhile, the state continues to maintain a sound economic base, although the lackluster housing market poses a noteworthy concern.

The state's employment mix generally represents that of the U.S. in aggregate, except for a slight concentration in the industrial machinery, paper, and food industries. The state's low unemployment rate (4.5% in February 2007), coupled with low population growth levels, has resulted in labor shortages and higher-than-average wage levels over the past decade. Starting in 2001, Minnesota experienced a slowing economy and job losses. However, non-farm employment has been recovering and expanded slightly in 2004, 2005, and 2006. Much of this growth occurred in the Minneapolis-St. Paul metropolitan area, which anchors the state's economy. Although some minor job increases are expected in 2007 and beyond, future employment levels in Minnesota are not expected to grow as much as the national average due to the continued weakness in the manufacturing, transportation and government sectors.

Since the 2001 recession, Minnesota's financial operations have experienced some structural balance issues, mainly due to a slowly rebounding economy, property tax reforms, higher education and health costs, and reduced income tax receipts. Minnesota has implemented fund transfers, accounting shifts, one-time revenue fixes, and spending cuts to improve financial operations. Minnesota reported an unreserved General Fund balance of $610 million at June 30, 2006, a significant improvement compared to the $68 million deficit reported for the previous year. According to a February 2007 forecast from the Minnesota Department of Finance, the state is projecting a 2008/2009 biennium budget balance of $2.163 billion. This biennial budget balance includes a projected $653 million in the budgetary reserve account (rainy day fund) and reserves of $350 million in a cash flow account. Conservative financial policies, a broad-based economy, a manageable debt burden, and substantial budgetary reserve funds have allowed the state to maintain its strong credit rating of AAA by Standard and Poor's and Aa1 by Moody's.

OHIO. Ohio is the seventh largest state by gross domestic product and ranks third in manufacturing gross domestic product in the U.S. Although manufacturing continues to be a leading sector for Ohio and downturns will cause weakness in the state economy, the state has diversified. The trade industry, government, and education/healthcare all top the manufacturing sector in number of non-farm employed workers. Professional/business services and leisure/hospitality are now also not far behind manufacturing.

Ohio's employment level today is lower than it was in 2000, primarily due to weaknesses in the manufacturing sector and mainly in the auto industry. Ohio's unemployment rate moved in an unfavorable direction to start the decade and has moved above the national average, but the rate has seen improvement over the past two years. The unemployment rate increased each year from the 3.7% level in February 2001 to 6.4% in February 2005. The rate came down to 6.1% for February 2006 and 5.3% for March 2006 and further improved to 5.0% for February 2007 and 5.2% for March 2007. The rate is still above the national average of 4.5% and 4.4% for February and March 2007, respectively. Ohio ranks seventh in the nation in total population.

Ohio's government has been able to maintain high credit ratings (Aa1/AA+/AA+) due to sound fiscal management over the past several years. The state has in place a mechanism whereby the governor may withhold expenditures in order to maintain a balanced budget, and the governor has made use of this power in recent years. In addition, the state maintains a budget stabilization fund
(BSF). The fund was at $1 billion at the end of fiscal 2006, thanks to over $400 million in transfers at the end of the fiscal year. The state is forecasting that its unrestricted General Fund balance (separate from the BSF) will decline considerably to about $130 million at the end of fiscal 2007, then rise to $742 million at the end of fiscal 2008, and then decline again to $136 million by the end of fiscal 2009. Significant personal income tax and other tax reductions are a primary reason for the balance shifts. The BSF balance is not expected to change considerably from its $1 billion level with the next biennial budget. For fiscal 2007, General Fund tax receipts through March 2007 were 1.3% greater than forecast but 2.5% below collections for the same period in fiscal 2006.

U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.

PUERTO RICO. Puerto Rico is the fourth largest island in the Caribbean and an estimated 3.9 million people call it home. Puerto Rico's economy continues to track those of the U.S. mainland. Performance has improved, but is expected to slow. In Fiscal Year 2005, the U.S. mainland accounted for 83% of Puerto Rico's exports and 50% of imports. Tourism has improved in the last year. The number of rented hotel rooms has increased as has the number of rooms available. The Commonwealth has recently opened a new convention center, which it hopes will attract new business and continue to improve tourism. Since 2002, the Commonwealth reports its economy has been expanding at a moderate annual rate of 2.3%, but recently, several key economic indicators have begun to indicate a slowing of activity. The Planning Board recently lowered its real gross national product forecast from 2.5% to 0.6% for fiscal 2007. It also lowered projections during fiscal 2006 to 1.2% from 2.2%.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 11.3% as of 2004 and 10.4 for 2006. As of March 2007, unemployment was 10.1%. The largest employment sectors include government (29%), services (29%), trade (16%) and manufacturing (11%). The manufacturing sector has undergone some major changes as pharmaceuticals, biotech and technology have proven to be growth areas for the Commonwealth.

The Commonwealth's financial stresses continue. Its financial situation reached a low point in May 2006, when the government disclosed a significant budget gap of $738 million for the then current fiscal year. After a political impasse on how to handle the deficit, the governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations on May 1, 2006. During the shut-down, the governor and legislative leaders were unable to agree on a loan from the Government Development Bank of Puerto Rico (GDB) and what sources would be used for repayment. After an impasse, a four-person commission of non-elected citizens was charged with resolving the fiscal crisis. The commission decided on a special 1% sales tax to repay the GDB loan, and the sales tax was expected to be part of a larger sales tax that could generate a net $300-400 million for the General Fund. Employees went back to work on May 15, 2006. After much political wrangling, including taking the sales tax to court, the legislature and governor were able to agree on a sales tax rate, agree on spending reductions and enable a loan from the GDB.

The government was able to agree on a Fiscal Year 2007 budget (it did not have a budget agreement in Fiscal Year 2006). The key component of the budget was implementation of a sales tax which occurred on November 15, 2006. At the same time that the general excise tax was repealed. The 7% sales tax is divided with 4.7% going to the Commonwealth's General Fund, 1.3% to local municipalities and 1% for funding repayment of debt. The budget was passed with the gap closed using spending decreases, the sales tax, a debt refinancing and improvement in the economy.

In April 2007, the governor released updated Fiscal Year 2007 results identifying a $603 million shortfall for Fiscal Year 2007. This shortfall is partially due to lower-than-expected sales tax revenues. The governor proposed closing this current year gap by using $160 million in anticipated savings from various government agencies, $107 million from saving from the Health Insurance Administration and $240 million of revenue generated last year from a one-time tax measure. If these gap closing measures are successful, it would bring the gap down to $96 million. It is unclear at this time whether the government will be able to close any or all of this Fiscal Year 2007 gap.

The governor has also released his Fiscal Year 2008 budget proposal. The $9.2 billion plan identifies a decline in revenue of $261 million or 2.75% from the Fiscal Year 2007 budget. Due to performance below expectations in Fiscal Year 2007, the Fiscal Year 2008 revenue estimate is actually 3.8% higher then Fiscal Year 2007. Expenditures would be reduced $253 million under the governor's Fiscal Year 2008 plan. Again, assuming the budget savings outlined for Fiscal Year 2007 by the governor last month are successful, the actual Fiscal Year 2008 proposal identifies spending at the same level as Fiscal Year 2007.

The new Fiscal Year 2007 budget gap as outlined by the governor in April 2007 shows that the government is still struggling to stabilize its financial situation. The new sales tax could still help to improve the Commonwealth's revenues, but if it continues to overspend without significant cost reductions, elimination of the structural deficit will be very difficult.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large un-funded pension liability of almost $10 billion, that risks running out of money as early as 2014. The governor has proposed a multi-billion bond secured by future employer contributions to partially deal with this liability. The bonds have not been approved by the legislature nor issued as of yet.

S&P rates Puerto Rico's general obligation debt at BBB, with a Creditwatch negative outlook. Moody's rates the island's general obligation debt to Baa3, and it maintains a Watchlist negative outlook.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. In Fiscal Year 2005, manufacturing provided 40% of Puerto Rico's gross domestic product and 11% of non-farm payroll employment.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position.

GUAM. The island of Guam has an estimated population of 171,000. Its economy is driven by tourism and U.S. Military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism, which makes the island's economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam, and Typhoon Paka (12/97) and Supertyphoon Pongsona (12/02) also contributed to the island's financial difficulties. However, tourism has rebounded in recent years, helped by favorable weather and a steadying Japanese economy. Japan now represents approximately 80% of Guam's tourism.

Employment has been quite erratic on Guam since 1998. Total employment reached a peak of 62,350 in March of 1999. Small increases followed in 2000 and 2001, but then employment fell by nearly 10% in early 2002. Employment has slowly but steadily climbed during the past four years, reaching 61,390 in March of 2006. Despite the decrease in employment, Guam's unemployment rate has fallen steadily since July of 2000, when it peaked at 15.3%. Unemployment had dropped to 11.4% by March of 2002, and was recently measured at 6.9% in March of 2006. Military redeployment in the Pacific should have a favorable impact on employment and the economy at large. 7,000 U.S. troops have been moved from Okinawa to Guam, and the U.S. Navy has stationed several submarines and carrier strike forces on the island. The total U.S. Military population on Guam is growing significantly, and the short- and long-term implications of this growth are expected to be positive.

Guam's overall financial condition has deteriorated due to a slough of misfortunes and mismanagement. Natural disasters, economic crisis in Japan, and the events of September 11, 2001 have all contributed to Guam's financial hardship. In Fiscal Year 2001, Guam produced a General Fund deficit of $30million, followed by a deficit of $21million in Fiscal Year 2002. A deficit of $88million followed in Fiscal Year 2003, driving Guam's accumulated deficit to $314million. In Fiscal Year 2004, Guam produced a surplus of less than $1million, which was followed by a deficit of $30million in Fiscal Year 2005. At the end of Fiscal Year 2005, Guam had an accumulated General Fund deficit of $344million, which represents more than 90% of General Fund expenditures. There are no indications that Guam will have the resources or economic activity to erase this deficit in the foreseeable future.

The persistent financial crisis has prevented Guam from issuing any government-supported debt since Fiscal Year 2001. Guam has many infrastructural needs that must be addressed. Until the general government improves its financial condition, the island will have to rely upon autonomous agencies, such as Guam Power Authority and Guam Waterworks Authority, to address some of these issues. Guam also has a substantial unfunded pension liability. Plans to issue pension obligation bonds have been postponed until Guam's financial condition improves. Guam is not in a position to issue any meaningful amount of new debt in the immediate future.

As of December 2005, S&P has assigned a rating of "B" to Guam's general obligation debt with a stable outlook.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $4.20 per hour below the U.S. level. Because of this wage differential, tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries over the last several decades. Foreign workers have accounted for approximately four times the number of indigenous workers.

It is estimated that the garment industry contributes about 30% of General Fund expenditures compared to 40% just a few years ago. The decline is largely a result of the elimination of quota restrictions for World Trade Organization members in 2005. The export value of the industry dropped 13% in 2005 and 26% in 2006. Employment in the industry has dropped from 17,000 workers in 2001 to about 7,000 in 2007 and the number of factories has dropped from 34 to 16 over the same period. There is also additional legislation being considered in Congress that could negatively affect this industry further if passed including implementation of the federal minimum wage rate in the Commonwealth of the Northern Mariana Islands (CNMI) and the implementation of federal immigration laws in the islands.

The Commonwealth's gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $1.3 billion for 2006.

The tourism industry is the other large contributor to the CNMI economy. Tourism, which is largely driven by trends in Asia is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 694,888 in 1997 to 459,458 in 2003 and 435,494 in 2006. The
decline is a result of many factors including the weakening of the Asian economy, SARS, the war in Iraq and most recently from the reduction in flights available from Japan to CNMI. The islands continue to be an attractive destination for the Japanese who account for 62% of all visitors.

The Commonwealth's financials have been in a deficit position since 1994. The most recent audited financial statement is from 2005 and it identified a $132 million negative fund balance which is 85% of annual expenditures after transfers. Unaudited results from 2006 identify balanced operations. However this came as a result of the CNMI not making its annual pension contribution. The CNMI has used this measure to help balance its budget for several years, and as a result its pension funds are now seriously underfunded. Although the Commonwealth's government was able to pass a budget for Fiscal Year 2007, it didn't have a budget for the previous three years, contributing for the lack of budget control and increasing deficits.

The population of all the islands combined was estimated at 82,500 in 2006, a 19% increase from the 2000 census.

U.S. VIRGIN ISLANDS. Approximately 108,450 people reside in the 70 small islands and cays that make up the U.S. Virgin Islands. The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990s. As such, the U.S. Virgin Islands continue to experience higher unemployment rates and lower wealth levels than realized in the U.S. The U.S. Virgin Islands are highly dependent on tourism, which accounts for approximately 80% of gross domestic product and a significant share of employment. Although the islands' tourism industry was hit hard after the events of September 11, 2001, recent statistics indicate a slight recovery. The majority of the islands' visitors arrive via cruise ships. After cruise ship arrivals fell in 2002 and 2003, they increased 11.9% in 2004. Total cruise ship arrivals decreased slightly in 2005 and 2006, but have increased 6.8% through the first quarter of 2007. Air arrivals reached an all-time high in 2005 before decreasing slightly in 2006. Hotel occupancy rates have been above 60% since 2004, including an average rate of 60.6% in 2006. In the five years prior to 2004, hotel occupancy had ranged between 55% and 58%. The unemployment rate peaked at 9.4% in 2003, but had fallen to 7.1% by the end of 2005 due to increased tourism. 71% of all non-farm jobs are in the private sector with 42.5% comprising services, including tourism employment. Manufacturing represents just more than 5.0% of employment, and construction represents about 4.5%.

The U.S. Virgin Islands government's large public sector payroll and heavy reliance on taxes as a revenue source (roughly 90% of all revenues), together with the lingering effects of several major hurricanes in the past two decades, have contributed to the government's lackluster financial performance. The government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual General Fund deficits. The cash-flow crisis in the government intensified in Fiscal Year 2002 due to the slumping economy and lower tax receipts. In Fiscal Year 2003, the government stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year ending September 30, 2003, the government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bank anticipation notes proceeds to increase the fund balance by $68.3 million. The ending fund balance of $97.2 million was equal to 16.85% of expenditures. The ensuing increases in tourism during Fiscal Year 2004 and Fiscal Year 2005 were expected to help stabilize the government's finances. Unaudited results indicate that tax revenues increased significantly in Fiscal Year 2004, although expenditures continued to exceed revenues. Unofficial Fiscal Year 2005 results show another sizeable increase in tax revenues. Coupled with a decrease in expenditures, it appears that the U.S. Virgin Islands produced a surplus in Fiscal Year 2005. There is no timeline for official results for Fiscal Year 2004 and Fiscal Year 2005, and there are no results of any kind for Fiscal Year 2006.

In October 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime. At this time, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Trust's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Trust's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Trust.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other portfolio holdings information, such as each Fund's top 10 holdings, may be released monthly on the Fund's website, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the holding is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the head of Global Investment Adviser Compliance (or his/her designee).

Exceptions to the portfolio holdings release policy will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's Chief Compliance Officer or his/her designee, following a request submitted in writing. The Chief Compliance Officer will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose that is served as a result of the exception.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators, including rating agencies, fund rating/ranking services and other data providers; service providers to the Trust; shareholders of a fund to whom such fund has determined to process a redemption request in-kind based upon a determination by a Fund's portfolio manager and the Trust's Chief Compliance Officer (or his/her designee) that such redemption in-kind is in the best interests of the redeeming fund and its remaining shareholders; provided, however, that the portfolio holdings information so released in advance of the actual delivery of the redemption proceeds is limited to only that information reasonably necessary to allow the shareholder to prepare for receipt of the in-kind redemption proceeds; municipal securities brokers using the Investor Tools product; and certain entities approved by the Trust's Chief Compliance Officer (or his/her designee) on a case-by-case basis, in limited circumstances, including where the release of such information is required by foreign law or regulation (in these situations, the recipient will be requested to execute a non-disclosure agreement).

The specific entities to whom the Trust may provide portfolio holdings in advance of their release to the general public are:

o     Bloomberg, Capital Access, CDA (Thomson Financial), FactSet,
      Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Management Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end

o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Trust, including: CUSTODIAN BANK:
      Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING
      FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL
      Counsel: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; BROKERAGE ANALYTICAL
      SERVICES: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc.; and CLASS B SHARE FINANCING: Lightning Asset Finance Limited.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received until such information either is released to the public or the release is otherwise approved by the head of Global Compliance (or his/her designee) or the Trust's Chief Compliance Officer (or his/her designee);
o The recipient agrees not to trade on the non-public information received; and
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Lightning Asset Finance Limited (Lightning) is the company used to finance advanced commissions for the Trust's Class B shares and is a 49% owned subsidiary of Franklin Resources, Inc. Lightning receives portfolio holdings information on a weekly basis, with no time lag. Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Trust's Class B shares. The global hedge is not specific to the Trust but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Trust and also has agreed not to purchase or sell or sell short any individual stocks held by the Trust based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Trust, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Trust's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Trust shares, and has established precautionary measures so that its personnel may not use the Trust's portfolio information for the purpose of trading in Trust shares or for any other unauthorized trading. Although neither the Trust nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolio holdings.

The Trust's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Trust's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will report to the board on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------------------
                                          NUMBER OF
                                          PORTFOLIOS
                                          IN FUND
                                          COMPLEX                OTHER
  NAME, YEAR OF             LENGTH OF     OVERSEEN BY        DIRECTORSHIPS
BIRTH AND ADDRESS POSITION  TIME SERVED   BOARD MEMBER*          HELD
--------------------------------------------------------------------------------
Harris J. Ashton  Trustee   Since 1984    139              Director, Bar-S Foods
(1932)                                                     (meat packing
One Franklin                                               company).
Parkway
San Mateo, CA
94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
--------------------------------------------------------------------------------
Robert F.         Trustee   Since April   120                   None
Carlson (1928)              2007
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
--------------------------------------------------------------------------------
Sam L. Ginn       Trustee   Since April   120              Director, Chevron
(1937)                      2007                           Corporation (global
One Franklin                                               energy company) and
Parkway                                                    ICO Global
San Mateo, CA                                              Communications
94403-1906                                                 (Holdings) Limited
                                                           (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive Officer, AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).
--------------------------------------------------------------------------------
Edith E. Holiday  Trustee   Since 1998    139              Director, Hess
(1952)                                                     Corporation
One Franklin                                               (formerly, Amerada
Parkway                                                    Hess Corporation)
San Mateo, CA                                              (exploration and
94403-1906                                                 refining of oil and
                                                           gas), H.J. Heinz
                                                           Company (processed
                                                           foods and allied
                                                           products), RTI
                                                           International Metals,
                                                           Inc. (manufacture and
                                                           distribution of
                                                           titanium), Canadian
                                                           National Railway
                                                           (railroad) and White
                                                           Mountains Insurance
                                                           Group, Ltd. (holding
                                                           company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
--------------------------------------------------------------------------------
LaHaye (1929)     Trustee   Since 1984    120               Director, Creative
One Franklin                                                Land Recycling
Parkway                                                     (redevelopment).
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
--------------------------------------------------------------------------------
Frank A. Olson    Trustee   Since 2005    139               Director, Hess
(1932)                                                      Corporation
One Franklin                                                (formerly, Amerada
Parkway San                                                 Hess Corporation)
Mateo, CA                                                   (exploration and
94403-1906                                                  refining of oil and
                                                            gas) and Sentient
                                                            Jet (private jet
                                                            service); and
                                                            FORMERLY,
                                                            Director, Becton
                                                            Dickinson and
                                                            Company (medical
                                                            technology),
                                                            Cooper
                                                            Industries, Inc.
                                                            (electrical
                                                            products and
                                                            tools and
                                                            hardware), Health
                                                            Net, Inc.
                                                            (formerly,
                                                            Foundation
                                                            Health)
                                                            (integrated
                                                            managed care),
                                                            The Hertz
                                                            Corporation (car
                                                            rental), Pacific
                                                            Southwest
                                                            Airlines, The RCA
                                                            Corporation,
                                                            Unicom (formerly,
                                                            Commonwealth
                                                            Edison), UAL
                                                            Corporation
                                                            (airlines) and
                                                            White Mountains
                                                            Insurance Group,
                                                            Ltd. (holding
                                                            company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
--------------------------------------------------------------------------------
Larry D.          Trustee    Since April   139                  None
Thompson                     2007
(1945)
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
--------------------------------------------------------------------------------
John B. Wilson     Trustee         Since April   120           None
(1959)                             2007
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).
--------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------------------------------------------------
                                          NUMBER OF
                                          PORTFOLIOS
                                          IN FUND
                                          COMPLEX                OTHER
  NAME, YEAR OF             LENGTH OF     OVERSEEN BY        DIRECTORSHIPS
BIRTH AND ADDRESS POSITION  TIME SERVED   BOARD MEMBER*          HELD
--------------------------------------------------------------------------------
**Charles B.      Trustee   Since 1984    139                   None
Johnson (1933)    and Chairman
One Franklin      of the Board
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
**Gregory E.      Trustee    Since April   91                   None
Johnson (1961)               2007
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Vice President and Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
Sheila Amoroso    Vice       Since 2000    Not Applicable      Not Applicable
(1959)            President
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
Rafael R.         Vice       Since 2000    Not Applicable      Not Applicable
Costas, Jr.       President
(1965)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
James M. Davis  Chief            Chief     Not Applicable      Not Applicable
(1952)          Compliance       Compliance
One Franklin    Officer and      Officer
Parkway         Vice President   since 2004
San Mateo, CA   - AML Compliance and Vice
94403-1906                       President-AML
                                 Compliance
                                 since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment
companies  in  Franklin  Templeton  Investments;   and  FORMERLY,   Director  of
Compliance, Franklin Resources, Inc. (1994-2001).
--------------------------------------------------------------------------------
Laura Fergerson  Treasurer      Since 2004    Not Applicable   Not Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
--------------------------------------------------------------------------------
Jimmy D. Gambill  Senior Vice   Since 2002    Not Applicable   Not Applicable
(1947)            President and
500 East          Chief Executive
Broward           Officer-Finance
Blvd.             and
Suite 2100 Fort   Administration
Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
David P. Goss     Vice President   Since 2000    Not Applicable   Not Applicable
(1947)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
Rupert H.         President and    President     Not Applicable   Not Applicable
Johnson, Jr.      Chief Executive  since 1993
(1940)            Officer -        and Chief
One Franklin      Investment       Executive
Parkway           Management       Officer -
San Mateo, CA                      Investment
94403-1906                         Management
                                   since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
Karen L.          Vice President   Since 2006    Not Applicable   Not Applicable
Skidmore          and Secretary
(1952)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
Craig S. Tyle     Vice President   Since 2005    Not Applicable   Not Applicable
(1960)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
--------------------------------------------------------------------------------
Galen G. Vetter   Chief Financial  Since 2004   Not Applicable   Not Applicable
(1951)            Officer and
500 East Broward  Chief
Blvd.             Accounting
Suite 2100 Fort   Officer
Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
--------------------------------------------------------------------------------
Thomas Walsh      Vice President   Since 2000    Not Applicable   Not Applicable
(1961)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Funds' investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson. Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Prior to July 1, 2007,
S. Joseph Fortunato, Rupert H. Johnson and Gordon S. Macklin ceased to be a trustee of the Trust.

The Trust's noninterested board members constitute the sole noninterested board members of 28 funds in the Franklin Templeton Investments complex for which each noninterested board member currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at board meetings, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $40,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The foregoing fee arrangements went into effect June 1, 2007, and the following table reflects fees paid prior to such date under arrangements then in effect.




                                                              NUMBER OF BOARDS
                                                              IN FRANKLIN
                                        TOTAL FEES RECEIVED   TEMPLETON
                                        FROM FRANKLIN         INVESTMENTS ON
                  TOTAL FEES RECEIVED   TEMPLETON             WHICH EACH
NAME              FROM THE TRUST(1) ($) INVESTMENTS(2)        SERVES(3)($)
--------------------------------------------------------------------------------
Harris J. Ashton         27,137          409,510                42
Robert F. Carlson          N/A           132,523                28
S. Joseph Fortunato(4)   15,368          292,948                N/A
Sam Ginn                   N/A             N/A                  28
Edith E. Holiday         28,453          422,501                42
Frank W.T. LaHaye        31,951          225,560                28
Gordon S. Macklin(5)     15,418          302,820                N/A
Frank A. Olson           35,579          373,818                42
Larry D. Thompson          N/A           147,950                42
John B. Wilson             N/A           117,917                28

1. For the fiscal year ended February 28, 2007.
2. For the calendar year ended December 31, 2006.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Retired, September 5, 2006.
5. Retired, September 12, 2006.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2006.

INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY THE
                                                        BOARD MEMBER IN THE
                        DOLLAR RANGE OF EQUITY        FRANKLIN TEMPLETON FUND
NAME OF BOARD MEMBER    SECURITIES IN EACH FUND               COMPLEX
--------------------------------------------------------------------------------
Harris J. Ashton             Insured Fund                  Over $100,000
                            Over $100,000
--------------------------------------------------------------------------------
Robert F. Carlson                None                      Over $100,00
--------------------------------------------------------------------------------
Sam Ginn                         None                      Over $100,00
--------------------------------------------------------------------------------
Edith E. Holiday                 None                      Over $100,000
--------------------------------------------------------------------------------
Frank W.T. LaHaye                None                      Over $100,000
--------------------------------------------------------------------------------
Frank A. Olson                   None                      Over $100,000
--------------------------------------------------------------------------------
Larry D. Thompson                None                      Over $100,000
--------------------------------------------------------------------------------
John B. Wilson                   None                      Over $100,000
--------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS
--------------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY THE
                                                        BOARD MEMBER IN THE
                        DOLLAR RANGE OF EQUITY        FRANKLIN TEMPLETON FUND
NAME OF BOARD MEMBER    SECURITIES IN EACH FUND               COMPLEX
----------------------------------------------------------------------------
Charles B. Johnson                  None                   Over $100,000
----------------------------------------------------------------------------
Gregory E. Johnson                  None                   Over $100,000
----------------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank
A. Olson, Larry D. Thompson and John B. Wilson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended February 28, 2007, the Audit Committee met four times; the Nominating Committee met six times.


FAIR VALUATION AND LIQUIDITY
-------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to each Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


MANAGEMENT FEES Each Fund pays the manager a fee equal to an annual rate of:

o 0.625% of 1% of the value of its net assets up to and including $100 million; and

o 0.500% of 1% of the value of its net assets over $100 million and not over $250 million; and

Effective May 1, 2005 the following breakpoints were added:

o 0.450% of 1% of the value of its net assets over $250 million and not over $10 billion; and

o 0.440% of 1% of the value of net assets over $10 billion and not over $12.5 billion; and

o 0.420% of 1% of the value of net assets over $12.5 billion and not over $15 billion; and

o 0.400% of 1% of the value of net assets over $15 billion and not over $17.5 billion; and

o 0.380% of 1% of the value of net assets over $17.5 billion and not over $20 billion; and

o 0.360% of 1% of the value of net assets in excess of $20 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended February 28, 2007, 2006 and 2005, the Funds paid the following management fees:

                          MANAGEMENT FEES PAID ($)
                          ------------------------
                               2007             2006              2005
--------------------------------------------------------------------------------
Florida Fund                   976,450          925,037           856,404
Insured Fund                   9,188,497        8,713,801         8,567,620
Massachusetts Fund             2,551,776        2,441,847         2,328,525
Michigan Fund                  6,603,604        6,478,741         6,356,563
Minnesota Fund                 2,918,939        2,881,029         2,815,438
Ohio Fund                      5,309,875        4,971,188         4,723,988

PORTFOLIO MANAGERS This section reflects information about the portfolio managers as of February 28, 2007.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

--------------------------------------------------------------------------------
Name    Number of  Assets of     Number of  Assets of     Number of   Assets of
        Other      Other         Other      Other Pooled  Other       Other
        Registered Registered    Pooled     Investment    Accounts    Accounts
        Investment Investment    Investment Vehicles      Managed     Managed
        Companies  Companies     Vehicles   Managed                   (x $1
        Managed    Managed       Managed    (x $1                     million)
                   (x $1                    million)
                   million)(1)
--------------------------------------------------------------------------------
James Conn   11      7,913.8         0          N/A           0         N/A
--------------------------------------------------------------------------------
Joseph       5       1,616.0         0          N/A           0         N/A
Gotelli
--------------------------------------------------------------------------------
Carrie       15     16,565.9         0          N/A           0         N/A
Higgins
--------------------------------------------------------------------------------
John Pomeroy 10      8,431.5         0          N/A           0         N/A
--------------------------------------------------------------------------------
Francisco    7      15,580.3         0          N/A           0         N/A
Rivera
--------------------------------------------------------------------------------
Stella Wong  9       7,102.0         0          N/A           0         N/A
--------------------------------------------------------------------------------

1. These figures represent registered investment companies other than the Funds that are included in this SAI.


Portfolio managers that provide investment services to a Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.


CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Funds may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.


Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.



COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of a portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

      |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

      |X| RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.


      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of February 28, 2007 (such amounts may change from time to time):

      --------------------------------------------------------
          Portfolio Manager      Dollar Range of Fund Shares
                                     Beneficially Owned
      --------------------------------------------------------
      James Conn                            None
      --------------------------------------------------------
      Joseph Gotelli                        None
      --------------------------------------------------------
      Carrie Higgins                        None
      --------------------------------------------------------
      John Pomeroy                          None
      --------------------------------------------------------
      Francisco Rivera                      None
      --------------------------------------------------------
      Stella Wong                           None
      --------------------------------------------------------



ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

 o 0.15% of each Fund's average daily net assets up to $200 million;
 o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;
 o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and
 o  0.075% of each Fund's average daily net assets over $1.2 billion.


During the last three fiscal years ended February 28, 2007, 2006 and 2005, the manager paid FT Services the following administration fees:

                        ADMINISTRATION FEES PAID ($)
                        ----------------------------
                                 2007            2006           2005
--------------------------------------------------------------------------------
Florida Fund                     255,859         239,047        219,931
Insured Fund                     2,067,502       1,954,594      1,997,200
Massachusetts Fund               720,525         685,476        654,431
Michigan Fund                    1,634,722       1,617,221      1,590,704
Minnesota Fund                   830,536         818,950        799,046
Ohio Fund                        1,400,982       1,324,471      1,270,133

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.


Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Funds' independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the last three fiscal years ended February 28, 2007, 2006, and 2005, the Funds did not pay any brokerage commissions.

As of February 28, 2007, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS Each multiclass Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.


RISKS OF TAX-EXEMPT SECURITIES. Two residents of the Commonwealth of Kentucky who paid income tax on the interest they earned on out-of-state municipal obligations brought suit against the state's Department of Revenue, claiming that the state's tax policy illegally burdened interstate commerce. In early 2006, a Kentucky Appellate Court agreed with these residents that the state's policy was unconstitutional. The Kentucky Supreme Court declined to review this decision, and the U.S. Supreme Court has now granted CERTIORARI to hear this case in their 2007-2008 term (DAVIS V. DEPARTMENT OF REVENUE). The U.S. Supreme Court may reverse the Kentucky Appeals Court, in which case there will be no change in the operation of the Fund, or it may affirm the decision of this court, in which case Kentucky (and possible all other states) may be required to give equal treatment to all municipal obligations. In the latter case, each state legislature will be required to assess any current tax policy that gives preferential treatment to in-state municipal obligations and pass new legislation that will either exempt all in-state and out-of-state municipal obligations from taxation, or cause all of the interest earned on these obligations to become taxable for state personal income tax reporting. This change to the taxation of municipal obligation interest, if made, would cause all of the exempt-interest dividends paid by the Fund to be taxable to you on your state personal income tax return, and may cause the Fund's net asset value to decrease. The U.S. Supreme Court may also remand this case to the Kentucky Supreme Court or Appellate Court for further proceedings consistent with its ruling, in which case the outcome and impact of its decision will not be known until these proceedings are complete.

Corporate shareholders should be advised that these personal income tax rules may not apply to them, and that these exempt-interest dividends may be taxable for state franchise or income tax reporting. Additionally, if a Fund's dividends are currently exempt to corporate shareholders in a given state, and the DAVIS case is affirmed by the U.S. Supreme Court, state legislatures may be required to make changes in their treatment of the interest earned on state and local obligations, and by extension, on exempt-interest dividends. These changes may be unfavorable to corporate shareholders (irrespective of whether or not they are favorable to individual shareholders). Corporate shareholders should talk to their tax advisors about the impact of this case on their income reporting obligations.


TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income are taxable to you as ordinary income. Because each Fund invests primarily in tax-exempt debt securities, none anticipate that any of their dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

DISTRIBUTIONS OF CAPITAL GAINS Each Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.


Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar years 2008 through 2010 is further reduced from 5% to 0%. These reduced rates of taxation of capital gain dividends and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable or tax-exempt income or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, depending on how long you owned your shares.


The automatic conversion of Class B shares to Class A shares in the same Fund will be tax-free for federal income tax reporting purposes. Shareholders should talk to their tax advisors regarding the state and local tax consequences of this or any other conversion of shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


DEFERRAL OF BASIS. (CLASS A ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:


IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o  You reinvest the sales proceeds in the Fund or in another Franklin
   Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


TAX CERTIFICATION AND BACKUP WITHHOLDING Tax laws require that you certify your tax information when you become an investor in a Fund. For U.S. residents and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your distributions and sales proceeds unless you:

o provide your correct Social Security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Under the 2005 Tax Act, shareholders subject to backup withholding will be subject to withholding at a rate of 28% on any reportable payments that they receive from the Fund, including any exempt-interest dividends paid to them, even though this income is not taxable.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because each Fund's income primarily is derived from investments earning interest rather than dividend income, generally NONE of its income dividends will be eligible for this deduction.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For the same reason, NONE of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a Fund to non-U.S. investors. Exempt-interest dividends and capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The 2004 Tax Act also exempts from U.S. withholding tax most dividends paid by a Fund from U.S. source taxable interest income and net short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor, but this provision is due to sunset for any Fund distributions paid from income earned by the Fund on or after March 1, 2008. If you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, any short-term capital gain dividends and capital gain distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any taxable and tax-exempt dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person. See the discussion below for "TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS." Any Fund taxable dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require you to file a U.S. income tax return.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying before January 1, 2008. The amount treated as exempt is based on the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating exempt-interest income or constitute other property not within the United States.

TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in a Fund. You should consult your personal tax advisor for advice on these consequences.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was initially organized as a Massachusetts business trust in September 1984, was converted to a Delaware statutory trust effective July 1, 2007 and is registered with the SEC.

The Insured, Michigan and Ohio Funds currently offer three classes of shares, Class A, Class B and Class C. The Massachusetts and Minnesota Funds currently offer two classes of shares, Class A and Class C. The Florida Fund offers only one share class. Shares of the Fund are considered Class A shares for redemption, exchange and other purposes. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The full title of each class is:

o Franklin Florida Insured Tax-Free Income Fund
o Franklin Insured Tax-Free Income Fund - Class A
o Franklin Insured Tax-Free Income Fund - Class B
o Franklin Insured Tax-Free Income Fund - Class C
o Franklin Massachusetts Insured Tax-Free Income Fund - Class A
o Franklin Massachusetts Insured Tax-Free Income Fund - Class C
o Franklin Michigan Insured Tax-Free Income Fund - Class A
o Franklin Michigan Insured Tax-Free Income Fund - Class B
o Franklin Michigan Insured Tax-Free Income Fund - Class C
o Franklin Minnesota Insured Tax-Free Income Fund - Class A
o Franklin Minnesota Insured Tax-Free Income Fund - Class C
o Franklin Ohio Insured Tax-Free Income Fund - Class A
o Franklin Ohio Insured Tax-Free Income Fund - Class B
o Franklin Ohio Insured Tax-Free Income Fund - Class C


The Funds may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Funds, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.


As of June 1, 2007, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------

Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, a Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. A Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, a Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:


o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.


After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI. Any redemptions you make during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.


If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies.

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o  Assets held in accounts managed by a subsidiary of Franklin Resources,
   Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust.

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

o Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares.


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.


Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments out of their own assets to securities dealers that sell shares of Franklin Templeton funds:


MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.


As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of NASD member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2007:

Advantage Capital Corporation, AG Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Chase Investment Services Corp., Citicorp Investment Services, Comerica Securities, Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Jefferson Pilot Securities Corporation, Legend Equities Corporation, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, United Planners Financial Services, U.S. Bancorp Investments, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., Wells Fargo Investments, LLC, WM Financial Services, Inc.


Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S.
persons, may exceed the above-stated limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.


IF YOU SELL YOUR CLASS B SHARES WITHIN     THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM          YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------------
1 Year                                     4
2 Years                                    4
3 Years                                    3
4 Years                                    3
5 Years                                    2
6 Years                                    1
7 Years                                    0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.


o  Account fees

o Redemptions by the Fund when an account falls below the minimum required account size


o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, a Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28, 2007, 2006 and 2005:

                                                               AMOUNT
                                                            RECEIVED IN
                                                          CONNECTION WITH
                            TOTAL           AMOUNT        REDEMPTIONS AND
                         COMMISSIONS      RETAINED BY
                         RECEIVED ($)  DISTRIBUTORS ($)   REPURCHASES ($)
----------------------------------------------------------------------------

2007
Florida Fund               356,926          56,441             12,095
Insured Fund              2,530,715         374,231           226,481
Massachusetts Fund         736,317          116,762            10,128
Michigan Fund             2,474,418         355,618           100,023
Minnesota Fund             854,644          130,192            4,829
Ohio Fund                 2,792,023         401,961           124,716

2006
Florida Fund               629,175          99,941               18
Insured Fund              3,429,089         506,619           220,682
Massachusetts Fund         888,003          131,475            29,245
Michigan Fund             2,865,792         397,919            87,114
Minnesota Fund             914,039          134,141            7,891
Ohio Fund                 2,923,506         407,127           114,246

2005
Florida Fund               369,723          55,229             14,999
Insured Fund              2,687,952         387,378           279,702
Massachusetts Fund         876,721          135,667            6,083
Michigan Fund             2,177,617         283,810           151,436
Minnesota Fund             811,239          110,751            6,504
Ohio Fund                 1,962,086         254,101           128,023


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Funds under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.


THE CLASS A PLAN. Florida Fund may pay up to 0.15% per year and each of the remaining Funds may pay up to 0.10% per year of Class A's average daily net assets.

In implementing the Class A plan of each Fund, except the Florida Fund, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When a Fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.


The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan.

For the fiscal year ended February 28, 2007, the amounts paid by the Funds pursuant to the Class A plan were:


                                   FLORIDA       INSURED      MASSACHUSETTS
                                     ($)           ($)                ($)
------------------------------------------------------------------------------
Advertising                           3,458        70,824          20,434
Printing and mailing
prospectuses other than to
current shareholders                    280         4,518           1,516
Payments to underwriters              2,543        55,672          13,063
Payments to broker-dealers          164,745     1,608,185         414,232
Other                                     -             -               -
                                 ---------------------------------------------
Total                               171,026     1,739,199         449,245
                                 =============================================


                                     MICHIGAN          MINNESOTA          OHIO
                                        ($)               ($)              ($)
--------------------------------------------------------------------------------
Advertising                                 54,318        25,515          27,086
Printing and mailing
prospectuses other than to
current shareholders                         3,793         1,686           1,976
Payments to underwriters                    27,260        13,335          19,955
Payments to broker-dealers               1,149,434       487,076         875,018
Other                                            -             -               -
                                 -----------------------------------------------
Total                                    1,234,805       527,612         924,035
                                 ===============================================



THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 28, 2007, were:

                                    INSURED        MICHIGAN           OHIO
                                      ($)             ($)              ($)
--------------------------------------------------------------------------------
Advertising                                  -                 -               -
Printing and mailing
prospectuses other than to
current shareholders                         -                 -               -
Payments to underwriters                     -                 -               -
Payments to broker-dealers             132,238            71,053          80,368
Other                                  446,807           242,111         270,808
                                 -----------------------------------------------
Total                                  579,045           313,164         351,176

Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 28, 2007, were:


                                    INSURED      MASSACHUSETTS
                                      ($)             ($)
-----------------------------------------------------------------
Advertising                              8,532             3,173
Printing and mailing
prospectuses other than to
current shareholders                       560               234
Payments to underwriters                 5,219             2,985
Payments to broker-dealers             905,765           369,503
Other                                        -                 -
                                 --------------------------------
Total                                  920,076           375,895
                                 ================================


                                     MICHIGAN         MINNESOTA         OHIO
                                        ($)              ($)            ($)
--------------------------------------------------------------------------------
 Advertising                                 6,146            3,397        6,186
Printing and mailing
prospectuses other than to
current shareholders
                                               430              226          451
Payments to underwriters                     5,908            2,247        7,267
Payments to broker-dealers                 790,718          404,783      859,639
Other                                            -                -            -
                                 -----------------------------------------------
Total                                      803,202          410,653      873,543
                                 ===============================================



THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula is used to calculate these figures:


                                        n
                                  P(1+T) = ERV

where:

P    = a hypothetical initial payment of $1,000
T    = average annual total return
n    = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.


The following SEC formula is used to calculate these figures:

                                       n
                                 P(1+T) = ATV
                                              D

where:

P     = a hypothetical initial payment of $1,000
T     = average annual total return (after taxes on distributions)
n     = number of years
ATV   = ending value of a hypothetical $1,000 payment made at
   D the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula is used to calculate these figures:


                                      n
                                P(1+T) = ATV
                                            DR

where:

P     = a hypothetical initial payment of $1,000
T     = average annual total return (after taxes on distributions and redemptions)
n     = number of years
ATV   = ending value of a hypothetical $1,000 payment made at
   DR the beginning of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

The following SEC formula is used to calculate these figures:


                          Yield = 2 [(A-B + 1)(6) - 1]
                                      cd

where:

a    = interest earned during the period
b    = expenses accrued for the period (net of reimbursements)
c    = the average daily number of shares outstanding during the period that were entitled to receive dividends
d    = the maximum offering price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any.



From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.


CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund.


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.
Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $620 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 111 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages $55 billion in municipal security assets for over 630,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2007, taxes could cost $42.01 on every $100 earned from a fully taxable investment (based on the combination of the highest federal tax rate of 35.0%, and a combined state and local tax rate of 10.78% as of January 1, 2007 (before the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. This factor may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of a Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are continuing.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

FITCH RATINGS (FITCH)

INVESTMENT GRADE

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable future developments.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BELOW INVESTMENT GRADE

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial ~alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Plus (+) or minus (-) signs may be appended to a rating to denote relative status within major rating categories. Plus or minus signs are not used with the AAA, CC, C, DDD, DD or D categories.


MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality.
Debt instruments in this category may lack sufficient margins of protection.

S&P

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

SHORT -TERM DEBT RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly ~noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. ~However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

Fitch's short-term ratings apply to debt obligations that have a time horizon of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues in the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable economic and business environment.

D: Default. Actual or imminent payment default.


STATE TAX TREATMENT
-------------------------------------------------------------------

The following information on the state income tax treatment of dividends from the Funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.


FLORIDA Florida does not presently impose a personal income tax. Until January 1, 2007, Florida imposed an intangible personal property tax on intangible property having a taxable situs in Florida. This tax was imposed on the value of certain intangible personal property, including shares of a mutual fund unless, such shares qualified for an exemption. Effective January 1, 2007, the State of Florida repealed the annual intangible personal property tax.

MASSACHUSETTS Chapter 62, Section 2, of the Massachusetts General Laws provides that dividends received from a regulated investment company, such as the Massachusetts Fund, are exempt from state personal income tax to the extent that such dividends are attributable to interest on obligations of the United States government that are exempt from state income taxation (including pursuant to at least one private ruling issued by the Massachusetts Commissioner of Revenue, qualifying obligations of Puerto Rico, Guam and the Virgin Islands). In addition, dividends received from the fund which are exempt-interest dividends to the extent that the interest is attributable to obligations of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality within the Commonwealth (as well as certain capital gain dividends to the extent such dividends are attributable to specified obligations of Massachusetts and its political subdivisions the gain on which is exempt from taxation under Massachusetts law), also are exempt from state personal income tax. Such dividends may be excluded only if identified as exempt dividends in a written notice to shareholders by the Massachusetts Fund no later than 60 days after the close of its tax year. Dividends paid from interest earned on indirect United ~States government obligations (Ginnie Maes, Fannie Maes, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

In determining the Massachusetts excise tax on corporations subject to state taxation, distributions from the fund generally will be included in a corporate shareholder's gross income, and in the case of corporations that are defined as "intangible property corporations," shares of the fund will be included in the computation of net worth.

MICHIGAN Section 206.30(1) of the Michigan Compiled Laws generally provides that taxable income, for purposes of the Michigan individual income tax, is determined by reference to federal adjusted gross income, with certain modifications. Interest and dividends derived from obligations or securities of states other than Michigan (less related expenses) must be added back in determining Michigan taxable income. Interest and dividends derived from obligations or securities of Michigan (and its political subdivisions) are exempt and are not, therefore, added back in determining Michigan taxable income. Further, income derived from obligations of the U.S. government that the state is prohibited by law from subjecting to a net income tax is subtracted in determining Michigan taxable income, to the extent such income was included in federal adjusted gross income. Pursuant to Michigan Revenue Administrative Bulletin 1989-10, this includes direct obligations of the U.S. government, its agencies, instrumentalities, or possessions (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). Tax exempt treatment is generally not available for interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.).

Michigan Revenue Administrative Bulletin 1986-3 states in part that shareholders of a regulated investment company, such as the Michigan Fund, which invests in tax-free municipal obligations of the state of Michigan and its political and governmental subdivisions are considered the owners of a proportionate share of the assets of such investment company and is considered to have received his or her proportionate share of the income of the investment company. Therefore, the Michigan Fund may pass-through the exemption of such interest to its shareholders to the extent that such interest qualifies as an exempt-interest dividend of a regulated investment company. The exempt nature of interest from obligations of the U.S. and its territories and possessions also may be passed through to shareholders. Dividends paid from interest earned on indirect U.S. government obligations or obligations from other states and their political subdivisions less related expenses are fully taxable. To the extent that such taxable investments are made by the fund, such as for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the Fund generally will be included in each shareholder's Michigan taxable income and taxed at ordinary income rates.

The tax treatment of distributions to individual shareholders described above may be different for corporate shareholders. Accordingly, corporations should consult their tax advisor regarding the tax consequences of an investment in the Michigan Fund.

MINNESOTA Section 290.01 of the Code of Minnesota provides that individual shareholders generally will not be subject to state income taxation on the exempt-interest dividends distributed by a regulated investment company, such as the Minnesota Fund, to the extent that such exempt-interest dividends are derived from interest income on obligations of the state of Minnesota or its political subdivisions, municipalities, governmental agencies or instrumentalities, and provided that at least 95% of the exempt-interest dividends that are distributed to shareholders are derived from such obligations. However, such dividends are taken into account in computing the state's alternative minimum tax to the extent they are derived from Minnesota private activity bonds. Exempt-interest dividends, including those derived from obligations of the state of Minnesota and its political subdivisions, are generally taxable for purposes of the Minnesota franchise tax on corporations. Minnesota Reg.ss. 8002.0300 generally states that dividends paid by a regulated investment company, such as the Minnesota Fund, to the extent attributable to interest derived from obligations of the U.S. government, its agencies, authorities, commissions or instrumentalities (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), also will be exempt from Minnesota's personal income tax. As a matter of policy, the fund will continue to seek to earn at least 95% of its income from interest on Minnesota obligations and less than 5% from direct U.S. government, Puerto Rico or other obligations to try to ensure that the fund continues to qualify to pay exempt-interest dividends on income from obligations of Minnesota and its political subdivisions, municipalities, governmental agencies and its instrumentalities. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Minnesota taxable income and are taxed at ordinary income tax rates.

OHIO Sections 5747.01A, 5748.01 and 5709.76 of the Ohio Revised Code provide generally that distributions made by a regulated investment company such as the Ohio Fund to shareholders that are properly attributable to interest on obligations issued by or on behalf of the state of Ohio and its political subdivisions and authorities ("Ohio Obligations") will be exempt from the Ohio personal income tax and Ohio school district income taxes provided that at all times at least 50 percent of the value of the total assets of the regulated investment company consists of Ohio Obligations, or similar obligations of other states or their political subdivisions. In addition, Ohio Tax Information Release No. IT 1992-01 states that distributions properly attributable to interest on obligations of the United States and its territories and possessions or of any authority, commission, or instrumentality of the United States, the interest on which is exempt from state income taxes under the laws of the United States, will also be exempt from the Ohio personal income tax and Ohio school district income taxes.

Distributions by the Ohio Fund that are properly attributable to interest on Ohio Obligations and to interest on obligations of the United States and its territories and possessions or of any authority, commission, or instrumentality of the United States will be excluded from the net income base of the Ohio corporation franchise tax base, provided, in the case of obligations of United States territories and possessions, that such interest is excluded from gross income for federal income tax purposes. However, shares of the Ohio Fund will be included in a shareholder's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis. The Ohio corporation franchise tax is being phased-out over five years at a rate of approximately 20% per year starting in tax year 2006 and the tax is eliminated for corporations other than financial institutions and other "excluded persons" beginning 2010.


Distributions paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

--------
(1) Although not part of a Fund's fundamental investment restriction, consistent with SEC Staff interpretations and guidance, governments or their political subdivisions that issue tax-exempt municipal securities are not considered by the Funds to be members of any industry.
































JULY 1, 2007



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS


FRANKLIN TAX-FREE TRUST


FRANKLIN ALABAMA TAX-FREE INCOME FUND
FRANKLIN FLORIDA TAX-FREE INCOME FUND
FRANKLIN GEORGIA TAX-FREE INCOME FUND
FRANKLIN KENTUCKY TAX-FREE INCOME FUND
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
FRANKLIN MARYLAND TAX-FREE INCOME FUND
FRANKLIN MISSOURI TAX-FREE INCOME FUND
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
FRANKLIN VIRGINIA TAX-FREE INCOME FUND


[Insert FRANKLIN TEMPLETON INVESTMENTS logo]

                                                    TF2

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goals and Strategies            2


Main Risks                      4

Performance                     8

Fees and Expenses              18

Management                     24

Distributions and Taxes        32

Financial Highlights           37

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class         55


Buying Shares                  63

Investor Services              66

Selling Shares                 69

Exchanging Shares              72

Account Policies               79

Questions                      87

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

GOALS AND STRATEGIES

GOALS

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of a Fund's assets may be in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

Each Fund only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gain, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when municipal securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goal.

MAIN RISKS

INTEREST RATE

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, a Fund's yield, and the value of your investment in that Fund will go up and down. This means you could lose money over short or even extended periods of time.
[End callout]

TAX-EXEMPT SECURITIES

While each Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service, or a state tax authority, as taxable and/or
(b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund's shares, to decline.


STATE

Because each state Fund invests mainly in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

U.S. TERRITORIES

Each Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.

CREDIT

An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent that a Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

INCOME

Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.

MARKET

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.



More detailed information about the Funds, their policies and risks and about municipal securities held by each Fund can be found in the Funds' Statement of Additional Information (SAI).

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE

These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. Each Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


ALABAMA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


9.03%  3.42%  -3.60%  9.75%  4.76%  8.67%  5.91%   4.62%  3.17%  4.30%
97     98     99      00     01     02     03      04     05     06
                                YEAR

Best Quarter:                                  Q3 '02          4.49%
Worst Quarter:                                 Q2 '04         -2.26%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                        1 YEAR        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Alabama Fund - Class A(2)
Return Before Taxes                     -0.14%         4.41%          4.48%
Return After Taxes on Distributions     -0.15%         4.41%          4.45%
Return After Taxes on Distributions      1.34%         4.42%          4.51%
and Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3)  4.84%         5.53%          5.76%
(index reflects no deduction for fees, expenses, or taxes)



                                        1 YEAR        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Alabama Fund - Class C(2)                2.78%         4.77%          4.38%
Lehman Brothers Municipal Bond Index(3)  4.84%         5.53%          5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.71% for Class A.


2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FLORIDA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


8.11%   6.34%   -3.31%  10.90%  5.33%  8.70%  5.45%  4.74%   3.90%   4.68%
97      98      99      00      01     02     03     04      05      06
                                  YEAR


Best Quarter:                                 Q3 '02          4.97%
Worst Quarter:                                Q2 '04         -2.66%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                        1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Florida Fund - Class A(2)
Return Before Taxes                     0.22%          4.57%          4.97%
Return After Taxes on Distributions     0.22%          4.57%          4.97%
Return After Taxes on Distributions     1.67%          4.59%          4.97%
and Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%
(index reflects no deduction for fees, expenses, or taxes)

                                                                      SINCE
                                                                    INCEPTION
                                        1 YEAR         5 YEARS      (2/1/00)
-------------------------------------------------------------------------------
Florida Fund - Class B(2)               0.08%          4.59%          5.90%
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          6.48%



                                        1 YEAR        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Florida Fund - Class C(2)               3.14%          4.93%          4.86%
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.74% for Class A.


2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


GEORGIA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


7.84%   5.63%  -3.82%  11.41%  4.68%  7.40%   5.79%   4.89%   3.98%   4.65%
97      98     99      00      01     02      03      04      05      06
                                 YEAR


Best Quarter:                               Q4 '00          4.56%
Worst Quarter:                              Q2 '04         -2.52%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                        1 YEAR        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Georgia Fund - Class A(2)
Return Before Taxes                     0.18%          4.42%          4.72%
Return After Taxes on Distributions     0.17%          4.42%          4.71%
Return After Taxes on Distributions     1.49%          4.42%          4.72%
and Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%
(index reflects no deduction for fees, expenses, or taxes)




                                        1 YEAR        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Georgia Fund - Class C(2)               3.12%          4.79%          4.62%
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.63% for Class A.


2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

KENTUCKY FUND ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


9.35%   6.09%   -4.23%   11.47%   4.00%   8.27%   5.18%   4.68%   3.94%   4.55%
97      98      99       00       01      02      03      04      05      06
                                     YEAR


Best Quarter:                                    Q4 '00          4.92%
Worst Quarter:                                   Q2 '04         -2.77%




AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006


                                        1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Kentucky Fund(2)
Return Before Taxes                     0.13%          4.41%          4.80%
Return After Taxes on Distributions     0.13%          4.41%          4.80%
Return After Taxes on Distributions     1.45%          4.40%          4.80%
and Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%
(index reflects no deduction for fees, expenses, or taxes)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.67% for Class A.
2. Figures reflect sales charges.


3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


LOUISIANA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


8.79%  5.39%  -3.87%  11.67%   4.91%   8.26%   5.18%   5.33%   2.74%   5.12%
97     98     99      00       01      02      03      04      05      06
                                  YEAR


Best Quarter:                                    Q4 '00         4.75%
Worst Quarter:                                   Q2 '04        -2.22%




AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                        1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Louisiana Fund - Class A(2)
Return Before Taxes                     0.65%          4.39%          4.82%
Return After Taxes on Distributions     0.65%          4.39%          4.82%
Return After Taxes on Distributions     1.86%          4.42%          4.83%
and Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%
(index reflects no deduction for fees, expenses, or taxes)




                                        1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Louisiana Fund - Class C(2)             3.59%          4.76%          4.72%
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.64% for Class A.


2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MARYLAND FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


8.54%  5.88%  -3.81%  1.66%   5.11%   8.53%    5.05%   4.31%   4.20%   4.76%
97     98     99      00      01      02       03      04      05      06


                     YEAR

Best Quarter:                                     Q3 '02         4.18%
Worst Quarter:                                    Q2 '04        -2.20%




AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                        1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Maryland Fund - Class A(2)
Return Before Taxes                     0.32%          4.45%          4.90%
Return After Taxes on Distributions     0.31%          4.45%          4.89%
Return After Taxes on Distributions     1.65%          4.46%          4.87%
and Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%
(index reflects no deduction for fees, expenses, or taxes)



                                        1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Maryland Fund - Class C(2)              3.23%          4.79%          4.79%
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.64% for Class A.


2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MISSOURI FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


9.14%   5.76%   -4.31%   11.65%   5.04%   8.86%   5.25%   4.67%   4.34%  4.82%
97      98      99       00       01      02      03      04      05     06
                                     YEAR


Best Quarter:                                 Q3 '02         4.68%
Worst Quarter:                                Q2 '04        -2.72%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                        1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Missouri Fund - Class A(2)
Return Before Taxes                     0.40%          4.67%          4.98%
Return After Taxes on Distributions     0.40%          4.67%          4.97%
Return After Taxes on Distributions     1.70%          4.65%          4.95%
and Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%
(index reflects no deduction for fees, expenses, or taxes)



                                        1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Missouri Fund - Class C(2)              3.23%          4.99%          4.89%
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.67% for Class A.


2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


NORTH CAROLINA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


8.91%   5.94%  -4.23%  11.53%   4.92%   9.29%   4.95%   4.97%    4.05%  4.86%
97      98     99      00       01      02      03      04       05     06
                                   YEAR


Best Quarter:                                    Q3 '02         4.82%
Worst Quarter:                                   Q2 '04        -2.21%




AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                        1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------
North Carolina Fund - Class A(2)
Return Before Taxes                     0.44%          4.69%          4.98%
Return After Taxes on Distributions     0.44%          4.69%          4.98%
Return After Taxes on Distributions     1.71%          4.67%          4.96%
and Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%
(index reflects no deduction for fees, expenses, or taxes)



                                        1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------
North Carolina Fund - Class C(2)        3.24%          5.02%          4.87%
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.57% for Class A.


2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


VIRGINIA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


8.50%   5.83%   -4.09%   10.72%   4.43%   7.72%   5.73%   5.42%   3.90%   4.41%
97      98      99       00       01      02      03      04      05      06


                     YEAR

Best Quarter:                                     Q3 '02         4.11%
Worst Quarter:                                    Q2 '04        -2.20%




AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                        1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Virginia Fund - Class A(2)
Return Before Taxes                     0.01%          4.52%          4.73%
Return After Taxes on Distributions     0.01%          4.52%          4.71%
Return After Taxes on Distributions     1.45%          4.51%          4.73%
and Sale of Fund Shares
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%
(index reflects no deduction for fees, expenses, or taxes)



                                        1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Virginia Fund - Class C(2)              2.80%          4.85%          4.62%
Lehman Brothers Municipal Bond Index(3) 4.84%          5.53%          5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.76% for Class A.


2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                ALABAMA   FLORIDA  GEORGIA  KENTUCKY  LOUISIANA
                                  FUND      FUND     FUND     FUND      FUND
-------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------

Maximum sales charge (load)
as a percentage of offering
price(1)                         4.25%     4.25%       4.25%   4.25%   4.25%
  Load imposed on
  purchases(1)                   4.25%     4.25%       4.25%   4.25%   4.25%

  Maximum deferred
  sales charge (load)(2)         None      None        None    None     None

Redemption fee on shares
sold within 7 calendar days
following their
purchase date(3)                 2.00%     2.00%       2.00%   2.00%   2.00%

-------------------------------------------------------------------------------
CLASS B(4)
-------------------------------------------------------------------------------

Maximum sales charge (load) as
a percentage of offering price
                                   -       4.00%        -        -      -
  Load imposed on
  purchases                        -       None         -        -      -

  Maximum deferred
sales                              -       4.00%        -        -      -
  charge (load)(5)


Redemption fee on shares
sold within 7 calendar days
following their purchase
date(3)                            -       2.00%        -        -      -


-------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------

Maximum sales charge (load) as
a percentage of offering price
                                  1.00%    1.00%        1.00%     -    1.00%
  Load imposed on
  purchases                       None     None         None      -     None

  Maximum deferred sales
  charge (load)                   1.00%    1.00%        1.00%     -    1.00%
Redemption fee on shares sold
within 7 calendar days
following their purchase
date(3)
                                  2.00%    2.00%        2.00%     -    2.00%


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                NORTH
                                      MARYLAND  MISSOURI  CAROLINA  VIRGINIA
                                        FUND      FUND      FUND      FUND
----------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------

Maximum sales charge (load) as a
percentage ofoffering price(1)         4.25%     4.25%       4.25%       4.25%
  load imposed on purchases(1)         4.25%     4.25%       4.25%       4.25%
  Maximum deferred sales charge
  (load)(2)                            None      None        None        None
Redemption fee on shares sold
within 7 calendar
days following their purchase
 date(3)                               2.00%     2.00%       2.00%       2.00%

-------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------

Maximum sales charge (load) as
a percentage of offering price         1.00%      1.00%       1.00%       1.00%

  Load imposed on purchases            None       None        None        None
  Maximum deferred sales
  charge (load)                        1.00%      1.00%       1.00%       1.00%
Redemption fee on shares sold
within 7 calendar days following
their purchase date(3)                 2.00%      2.00%       2.00%       2.00%


Please see "Choosing a Share Class" on page 55 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                               ALABAMA   FLORIDA  GEORGIA  KENTUCKY  LOUISIANA
                                  FUND      FUND     FUND     FUND      FUND
-------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------

Management fees                 0.54%      0.46%    0.55%   0.60%(6)   0.56%
Distribution and service
(12b-1) fees                    0.10%      0.10%    0.10%   0.10%      0.10%

Other expenses                  0.07%      0.05%    0.08%   0.07%      0.07%

TOTAL ANNUAL FUND OPERATING
EXPENSES                        0.71%      0.61%    0.73%   0.77%(6)   0.73%


-------------------------------------------------------------------------------
CLASS B(4)
-------------------------------------------------------------------------------
Management fees                   -        0.46%       -        -       -
Distribution and service
(12b-1) fees                      -        0.65%       -        -       -
Other expenses                             0.05%                -       -

TOTAL ANNUAL FUND OPERATING
EXPENSES                          -        1.16%       -        -       -

-------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------

Management fees                 0.54%      0.46%     0.55%      -        0.56%
                                                                -
                                0.65%      0.64%     0.65%      -        0.65%
                                0.07%      0.05%     0.08%      -        0.07%
Distribution and service
(12b-1) fees
Other expenses

TOTAL ANNUAL FUND OPERATING
EXPENSES                        1.26%      1.15%     1.28%      -        1.28%


                                                          NORTH
                                      MARYLAND  MISSOURI  CAROLINA  VIRGINIA
                                        FUND      FUND      FUND      FUND
-------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------

Management fees                         0.51%    0.49%     0.49%     0.50%
Distribution and service
(12b-1) fees                            0.10%    0.10%     0.10%     0.10%
Other expenses                          0.07%    0.07%     0.07%     0.06%

TOTAL ANNUAL FUND OPERATING EXPENSES    0.68%    0.66%     0.66%     0.66%

----------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------

Management fees                         0.51%    0.49%     0.49%     0.50%
Distribution and service
(12b-1) fees                            0.65%    0.65%     0.65%     0.64%
Other expenses                          0.07%    0.07%     0.07%     0.06%

TOTAL ANNUAL FUND OPERATING EXPENSES    1.23%    1.21%     1.21%     1.20%

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 59).
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. For the fiscal year ended February 28, 2007, the manager had agreed in advance to limit its management fees. With this limitation, management fees were 0.58% and total annual Fund operating expenses were 0.75%. The manager notified the Funds' board of trustees that it had ended this arrangement effective June 1, 2007.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;

o  Your investment has a 5% return each year; and

o  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              ALABAMA   FLORIDA  GEORGIA  KENTUCKY  LOUISIANA
                                FUND      FUND     FUND     FUND      FUND
-----------------------------------------------------------------------------
IF YOU SELL YOUR SHARES AT
THE END OF THE PERIOD:
CLASS A
1 Year(1)                      $494       $485     $496     $500     $496
3 Years                        $642       $612     $648     $661     $648
5 Years                        $803       $751     $814     $835     $814
10 Years                     $1,270     $1,155   $1,293   $1,339   $1,293

-------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------
1 Year                         -          $518       -       -         -
3 Years                        -          $668       -       -         -
5 Years                        -          $838       -       -         -
10 Years(2)                    -        $1,255       -       -         -

-------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------
1 Year                         $228       $217     $230              $230
3 Years                        $400       $365     $406      -       $406
5 Years                        $692       $633     $702      -       $702
10 Years                     $1,523     $1,398   $1,545      -     $1,545


IF YOU DO NOT SELL YOUR SHARES:
-------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------
1 Year                          -         $118       -       -        -
3 Years                         -         $368       -       -        -
5 Years                         -         $638       -       -        -
10 Years(2)                     -       $1,255       -       -        -

-------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------
1 Year                         $128       $117      $130     -       $130
3 Years                        $400       $365      $406     -       $406
5 Years                        $692       $633      $702     -       $702
10 Years                     $1,523     $1,398    $1,545     -     $1,545


                                                            NORTH
                                    MARYLAND   MISSOURI    CAROLINA   VIRGINIA
                                      FUND       FUND        FUND       FUND
-------------------------------------------------------------------------------

If you sell your shares at the end
of the period:

CLASS A
1 Year(1)                             $492       $490        $490       $490
3 Years                               $633       $627        $627       $627
5 Years                               $788       $777        $777       $777
10 Years                            $1,236     $1,213      $1,213     $1,213
-------------------------------------------------------------------------------

CLASS C
1 Year                                $225       $223        $223       $222
3 Years                               $390       $384        $384       $381
5 Years                               $676       $665        $665       $660
10 Years                            $1,489     $1,466      $1,466     $1,455
-------------------------------------------------------------------------------

If you do not sell your shares:

CLASS C
1 Year                              $125       $123        $123       $122
3 Years                             $390       $384        $384       $381
5 Years                             $676       $665        $665       $660
10 Years                          $1,489     $1,466      $1,466     $1,455
-------------------------------------------------------------------------------


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage over $620 billion in assets.


The Funds are managed by a team of dedicated professionals focused on investing in tax-free securities. The portfolio managers have responsibility for the day to day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all the Funds. They are as follows:

JAMES CONN CFA, VICE PRESIDENT OF ADVISERS

Mr. Conn has been an analyst or portfolio manager of the Alabama and Maryland Funds since 1999. He joined Franklin Templeton Investments in 1996.

CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS

Ms. Higgins has been an analyst or portfolio manager of the Kentucky, Missouri, North Carolina and Virginia Funds since 1992 and the Florida Fund since 2004. She joined Franklin Templeton Investments in 1990.


JOSEPH GOTELLI, ASSISTANT PORTFOLIO MANAGER OF ADVISERS

Mr. Gotelli has been an analyst or portfolio manager of the Alabama Fund since 2007. He joined Franklin Templeton Investments in 2001.


JOHN POMEROY, VICE PRESIDENT OF ADVISERS

Mr. Pomeroy has been an analyst or portfolio manager of the Alabama, Georgia and Maryland Funds since 1989. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, VICE PRESIDENT OF ADVISERS

Mr. Rivera has been an analyst or portfolio manager of the Georgia, Kentucky and Louisiana Funds since 1996. He joined Franklin Templeton Investments in 1994.

JOHN WILEY, VICE PRESIDENT OF ADVISERS

Mr. Wiley has been an analyst or portfolio manager of the Louisiana Fund since 1991. He joined Franklin Templeton Investments in 1989.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS

Ms. Wong has been an analyst or portfolio manager of the Florida, Missouri, North Carolina and Virginia Funds since their inception. She joined Franklin Templeton Investments in 1986.

The following individuals are jointly responsible for the day-to-day management of the Funds:

ALABAMA FUND

JOHN POMEROY. Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JAMES CONN. Mr. Conn is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


JOSEPH GOTELLI. Mr. Gotelli is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


FLORIDA FUND

STELLA S. WONG. Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

GEORGIA FUND

FRANCISCO RIVERA. Mr. Rivera has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN POMEROY. Mr. Pomeroy is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

KENTUCKY FUND

FRANCISCO RIVERA. Mr. Rivera has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

LOUISIANA FUND

FRANCISCO RIVERA. Mr. Rivera has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN WILEY. Mr. Wiley is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MARYLAND FUND

JOHN POMEROY. Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JAMES CONN. Mr. Conn is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MISSOURI FUND

CARRIE HIGGINS. Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

STELLA S. WONG. Ms. Wong is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

NORTH CAROLINA FUND

STELLA S. WONG. Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

VIRGINIA FUND

STELLA S. WONG. Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.


Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 28, 2007, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:


MANAGEMENT FEES                (as a percentage of average monthly net assets)
------------------------------------------------------------------------------
Alabama Fund                                               0.54%
Florida Fund                                               0.46%
Georgia Fund                                               0.55%
Kentucky Fund                                              0.58%(1)
Louisiana Fund                                             0.56%
Maryland Fund                                              0.51%
Missouri Fund                                              0.49%
North Carolina Fund                                        0.49%
Virginia Fund                                              0.50%

1. Management fees, before any advance waiver, were 0.60% of the Fund's average monthly net assets. Under an agreement by the manager to limit its fees, the Fund paid the fees as shown. The manager notified the Funds' board of trustees that they had ended this arrangement effective June 1, 2007.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Funds is available in the Funds' annual report to shareholders for the fiscal year ended February 28, 2007.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following a 30-day public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.


On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS


Each Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Under provisions adopted in the 2005 Tax Act, each Fund is now required for income distributions of $10 or more to provide you with a statement showing the amount of exempt-interest dividends paid as well as distributions of taxable ordinary income and capital gains. Distributions declared in December but paid in January are taxable as if they were paid in December, and distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.


TAX CONSIDERATIONS

You may receive three different types of distributions from the Fund:


o EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of other states. A Kentucky Court of Appeals recently found, in the case captioned DAVIS V. DEPT. OF REVENUE, that a provision in Kentucky law that exempts from taxation interest earned on municipal securities of Kentucky or its political subdivisions, but taxes such income when it is derived from non-Kentucky municipal securities, is unconstitutional. The Kentucky Supreme Court declined to review the decision of the Kentucky Court of Appeals, but the U.S. Supreme Court has now granted CERTIORARI to hear Kentucky's petition challenging this decision. The final outcome of Davis will likely not be known until the spring or early summer of 2008. At that time, a final decision affirming the Kentucky Appellate Court could impact the state tax status of distributions from state tax-free funds and could negatively impact the value of securities held by such funds, and, therefore, the value of fund shares. However, irrespective of how the U.S. Supreme Court decides DAVIS, exempt-interest dividends will continue to be exempt from regular federal income tax as described above. Kentucky residents in particular should talk to their personal tax advisors concerning the potential impact of this decision on reporting exempt-interest dividends on their personal income tax returns in Kentucky.

   Corporate shareholders should note that these dividends may be taxable in states that impose corporate franchise or income taxes. Therefore, corporate shareholders should consult with their tax advisors about the taxability of this income before investing in a Fund.


   Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

o TAXABLE INCOME DIVIDENDS. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS. Each Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).



RECLASSIFICATION RISK. The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction or become taxable by reason of refinancing irregularities or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income for the Fund. In this case, the Fund might be required to send to you and file with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.


SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

BACKUP WITHHOLDING. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income (including any exempt-interest dividends), capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do so.


STATE AND LOCAL TAXES. Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes.


FLORIDA FUND. Florida residents should note that Florida has abolished its personal property tax on intangible property, effective January 1, 2007. While shares of the Florida Fund were previously exempt from this tax for Florida residents (because 90% or more of this Fund's assets were always invested in Florida state and local obligations), Florida residents can now invest tax-free in any Fund in the Trust.


NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Exempt-interest dividends and capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax.

The 2004 Tax Act amended these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source taxable interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by a non-U.S. investor. Under this law, any taxable ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor.


These exemptions from nonresident alien withholding apply to any distributions of taxable interest-related and short-term capital gain dividends paid by a Fund out of income earned by the Fund prior to March 1, 2008. Distributions of exempt-interest and net capital gains (distributions of net long-term capital gains) remain exempt from nonresident withholding.

Non-U.S. investors may also be subject to U.S. estate tax. The 2004 Tax Act provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying before January 1, 2008.


Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any taxable and tax-exempt dividends, short-term capital gain dividends, distributions of long-term capital gains, and redemption proceeds received from a Fund.


The federal income and estate tax rules that apply to non-U.S. investors are detailed and complex. Non-U.S. investors are encouraged to see the more detailed information contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.


OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the federal tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local or foreign tax consequences of your investment in a Fund.

FINANCIAL HIGHLIGHTS

The tables below present each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.




                                                  --------------------------------------------------------------------
                                                                        YEAR ENDED FEBRUARY 28,
ALABAMA FUND - CLASS A                                2007           2006           2005        2004 e            2003
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........     $  11.49       $  11.61       $  11.76       $  11.50       $  11.22
                                                  --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.48           0.50           0.51           0.52           0.54

 Net realized and unrealized gains (losses) .         0.02          (0.12)         (0.16)          0.26           0.28
                                                  --------------------------------------------------------------------
Total from investment operations ............         0.50           0.38           0.35           0.78           0.82
                                                  --------------------------------------------------------------------
Less distributions from net investment income        (0.48)         (0.50)         (0.50)         (0.52)         (0.54)
                                                  --------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           --             --             --
                                                  --------------------------------------------------------------------
Net asset value, end of year ................     $  11.51       $  11.49       $  11.61       $  11.76       $  11.50
                                                  ====================================================================

Total return c ..............................         4.50%          3.34%          3.12%          6.92%          7.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $244,272       $237,848       $225,258       $236,225       $228,746

Ratios to average net assets:

 Expenses ...................................         0.71%          0.72%          0.72%          0.72%          0.73%

 Net investment income ......................         4.23%          4.31%          4.39%          4.47%          4.81%

Portfolio turnover rate .....................        16.04%         12.86%          8.53%         12.53%         17.10%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.



                                                  --------------------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
ALABAMA FUND - CLASS C                                 2007           2006           2005         2004 e           2003
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........     $  11.58       $  11.70       $  11.84       $  11.58       $  11.29
                                                  --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.42           0.44           0.45           0.45           0.49

 Net realized and unrealized gains (losses) .         0.02          (0.12)         (0.15)          0.26           0.28
                                                  --------------------------------------------------------------------
Total from investment operations ............         0.44           0.32           0.30           0.71           0.77
                                                  --------------------------------------------------------------------
Less distributions from net investment income        (0.42)         (0.44)         (0.44)         (0.45)         (0.48)
                                                  --------------------------------------------------------------------
Redemption fees .............................         -- d           -- d             --             --             --
                                                  --------------------------------------------------------------------
Net asset value, end of year ................     $  11.60       $  11.58       $  11.70       $  11.84       $  11.58
                                                  ====================================================================

Total return c ..............................         3.89%          2.75%          2.63%          6.25%          7.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $ 38,094       $ 35,638       $ 31,702       $ 30,504       $ 25,258

Ratios to average net assets:

 Expenses ...................................         1.26%          1.27%          1.27%          1.29%          1.26%

 Net investment income ......................         3.68%          3.76%          3.84%          3.90%          4.28%

Portfolio turnover rate .....................        16.04%         12.86%          8.53%         12.53%         17.10%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.







                                                  ------------------------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
FLORIDA FUND - CLASS A                                2007             2006             2005           2004 e             2003
                                                  ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........     $    11.93       $    12.00       $    12.17       $    11.97       $    11.71
                                                  ------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................           0.53             0.54             0.55             0.56             0.57

 Net realized and unrealized gains (losses) .           0.02            (0.06)           (0.17)            0.20             0.26
                                                  ------------------------------------------------------------------------------
Total from investment operations ............           0.55             0.48             0.38             0.76             0.83
                                                  ------------------------------------------------------------------------------
Less distributions from net investment income          (0.54)           (0.55)           (0.55)           (0.56)           (0.57)
                                                  ------------------------------------------------------------------------------
Redemption fees .............................             -- d             -- d             -- d             --               --
                                                  ------------------------------------------------------------------------------
Net asset value, end of year ................     $    11.94       $    11.93       $    12.00       $    12.17       $    11.97
                                                  ==============================================================================

Total return c ..............................           4.64%            4.07%            3.28%            6.47%            7.32%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $1,476,477       $1,533,884       $1,488,979       $1,594,007       $1,624,544

Ratios to average net assets:

 Expenses ...................................           0.61%            0.62%            0.62%            0.62%            0.61%

 Net investment income ......................           4.51%            4.54%            4.67%            4.65%            4.87%

Portfolio turnover rate .....................           6.90%            9.37%            4.15%            6.89%           16.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.





                                                  --------------------------------------------------------------------
                                                                          YEAR ENDED FEBRUARY 28,
FLORIDA FUND - CLASS B                                 2007           2006           2005        2004 e            2003
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $  12.01       $  12.08       $  12.25       $  12.04       $  11.77
                                                  --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.47           0.48           0.49           0.50           0.51

 Net realized and unrealized gains (losses) .         0.01          (0.07)         (0.18)          0.20           0.27
                                                  --------------------------------------------------------------------
Total from investment operations ............         0.48           0.41           0.31           0.70           0.78
                                                  --------------------------------------------------------------------
Less distributions from net investment income        (0.47)         (0.48)         (0.48)         (0.49)         (0.51)
                                                  --------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                  --------------------------------------------------------------------
Net asset value, end of year ................     $  12.02       $  12.01       $  12.08       $  12.25       $  12.04
                                                  ====================================================================

Total return c ..............................         4.12%          3.48%          2.66%          5.94%          6.78%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $ 59,481       $ 68,109       $ 74,311       $ 76,208       $ 55,167

Ratios to average net assets:

 Expenses ...................................         1.16%          1.17%          1.17%          1.17%          1.16%

 Net investment income ......................         3.96%          3.99%          4.12%          4.10%          4.32%

Portfolio turnover rate .....................         6.90%          9.37%          4.15%          6.89%         16.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.



                                                  --------------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
FLORIDA FUND - CLASS C                                2007           2006           2005         2004 e           2003
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........     $  12.07       $  12.14       $  12.30       $  12.09       $  11.83
                                                  --------------------------------------------------------------------
Income from investment operations a:
 Net investment income b ....................         0.48           0.48           0.49           0.50           0.51

 Net realized and unrealized gains (losses) .         0.01          (0.07)         (0.17)          0.20           0.26
                                                  --------------------------------------------------------------------
Total from investment operations ............         0.49           0.41           0.32           0.70           0.77
                                                  --------------------------------------------------------------------
Less distributions from net investment income        (0.47)         (0.48)         (0.48)         (0.49)         (0.51)
                                                  --------------------------------------------------------------------
Redemption fees .............................         -- d           -- d           -- d             --             --
                                                  --------------------------------------------------------------------
Net asset value, end of year ................     $  12.09       $  12.07       $  12.14       $  12.30       $  12.09
                                                  ====================================================================

Total return c ..............................         4.18%          3.45%          2.74%          5.90%          6.66%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $136,712       $140,508       $124,949       $124,727       $113,644

Ratios to average net assets:

 Expenses ...................................         1.15%          1.17%          1.17%          1.17%          1.16%

 Net investment income ......................         3.97%          3.99%          4.12%          4.10%          4.32%

Portfolio turnover rate .....................         6.90%          9.37%          4.15%          6.89%         16.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.





                                                  --------------------------------------------------------------------
                                                                         YEAR ENDED FEBRUARY 28,
GEORGIA FUND - CLASS A                                2007           2006           2005         2004 e           2003
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........     $  12.13       $  12.17       $  12.27       $  11.99       $  11.86
                                                  --------------------------------------------------------------------
Income from investment operations a:
 Net investment income b ....................         0.50           0.51           0.53           0.54           0.56

 Net realized and unrealized gains (losses) .         0.06          (0.04)         (0.10)          0.28           0.13
                                                  --------------------------------------------------------------------
Total from investment operations ............         0.56           0.47           0.43           0.82           0.69
                                                  --------------------------------------------------------------------
Less distributions from net investment income        (0.49)         (0.51)         (0.53)         (0.54)         (0.56)
                                                  --------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                  --------------------------------------------------------------------
Net asset value, end of year ................     $  12.20       $  12.13       $  12.17       $  12.27       $  11.99
                                                  ====================================================================

Total return c ..............................         4.79%          3.91%          3.65%          7.00%          6.02%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $220,989       $205,875       $170,407       $176,193       $171,381

Ratios to average net assets:

 Expenses ...................................         0.73%          0.74%          0.75%          0.75%          0.74%

 Net investment income ......................         4.13%          4.18%          4.40%          4.49%          4.76%

Portfolio turnover rate .....................         4.50%          8.54%         22.50%         11.83%         10.56%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.




                                                  --------------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
GEORGIA FUND - CLASS C                                2007           2006           2005         2004 e          2003
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........     $  12.24       $  12.27       $  12.37       $  12.08       $  11.94
                                                  --------------------------------------------------------------------
Income from investment operations a:
 Net investment income b ....................         0.44           0.44           0.47           0.47           0.50

 Net realized and unrealized gains (losses) .         0.06          (0.03)         (0.11)          0.29           0.14
                                                  --------------------------------------------------------------------
Total from investment operations ............         0.50           0.41           0.36           0.76           0.64
                                                  --------------------------------------------------------------------
Less distributions from net investment income        (0.43)         (0.44)         (0.46)         (0.47)         (0.50)
                                                  --------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                  --------------------------------------------------------------------
Net asset value, end of year ................     $  12.31       $  12.24       $  12.27       $  12.37       $  12.08
                                                  ====================================================================
Total return c ..............................         4.16%          3.39%          3.05%          6.44%          5.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $ 50,700       $ 43,983       $ 37,017       $ 35,645       $ 32,422

Ratios to average net assets:

 Expenses ...................................         1.28%          1.29%          1.30%          1.32%          1.27%

 Net investment income ......................         3.58%          3.63%          3.85%          3.92%          4.23%

Portfolio turnover rate .....................         4.50%          8.54%         22.50%         11.83%         10.56%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.






                                                        --------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
KENTUCKY FUND - CLASS A                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  11.39       $  11.41       $  11.51       $  11.30       $  11.13
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.45           0.47           0.48           0.50           0.52

 Net realized and unrealized gains (losses) .......         0.06          (0.02)         (0.10)          0.21           0.17
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.51           0.45           0.38           0.71           0.69
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.46)         (0.47)         (0.48)         (0.50)         (0.52)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  11.44       $  11.39       $  11.41       $  11.51       $  11.30
                                                        ====================================================================

Total return c ....................................         4.57%          4.01%          3.47%          6.43%          6.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $148,224       $128,254       $112,941       $118,797       $114,541

Ratios to average net assets:

 Expenses before waiver and payments by affiliates          0.77%          0.78%          0.79%          0.78%          0.80%

 Expenses net of waiver and payments by affiliates          0.75%          0.75%          0.71%          0.60%          0.60%

 Net investment income ............................         4.02%          4.10%          4.30%          4.44%          4.67%

Portfolio turnover rate ...........................         2.28%          9.43%         12.48%         11.87%          7.34%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.




                                                 ----------------------------------------------------------------
                                                                     YEAR ENDED FEBRUARY 28,
LOUISIANA FUND - CLASS A                                              2007          2006          2005        2004 e          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  11.52      $  11.68      $  11.81      $  11.55      $  11.38
                                                 ----------------------------------------------------------------
Income from investment operations a:
 Net investment income b ....................        0.48          0.50          0.52          0.53          0.55

 Net realized and unrealized gains (losses) .        0.10         (0.16)        (0.14)         0.26          0.17
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.58          0.34          0.38          0.79          0.72
                                                 ----------------------------------------------------------------
Less distributions from net investment income       (0.49)        (0.50)        (0.51)        (0.53)        (0.55)
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          --            -- d          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  11.61      $  11.52      $  11.68      $  11.81      $  11.55
                                                 ================================================================

Total return c ..............................        5.14%         2.99%         3.36%         7.01%         6.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $220,927      $188,333      $188,659      $185,987      $177,211

Ratios to average net assets:

 Expenses ...................................        0.73%         0.73%         0.73%         0.73%         0.74%

 Net investment income ......................        4.22%         4.30%         4.49%         4.56%         4.84%

Portfolio turnover rate .....................        5.71%         9.78%         8.67%        16.35%        12.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.




                                                 ----------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
LOUISIANA FUND - CLASS C                                              2007          2006          2005        2004 e          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  11.63      $  11.79      $  11.91      $  11.65      $  11.47
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................        0.43          0.44          0.46          0.46          0.49

 Net realized and unrealized gains (losses) .        0.09         (0.16)        (0.13)         0.26          0.18
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.52          0.28          0.33          0.72          0.67
                                                 ----------------------------------------------------------------
Less distributions from net investment income       (0.42)        (0.44)        (0.45)        (0.46)        (0.49)
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          --            -- d          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  11.73      $  11.63      $  11.79      $  11.91      $  11.65
                                                 ================================================================

Total return c ..............................        4.61%         2.40%         2.84%         6.34%         5.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 29,028      $ 23,319      $ 19,196      $ 20,768      $ 20,503

Ratios to average net assets:

 Expenses ...................................        1.28%         1.28%         1.28%         1.29%         1.28%

 Net investment income ......................        3.67%         3.75%         3.94%         4.00%         4.30%

Portfolio turnover rate .....................        5.71%         9.78%         8.67%        16.35%        12.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.






                                                        --------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
MARYLAND FUND - CLASS A                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  11.77       $  11.80       $  11.93       $  11.78       $  11.52
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.49           0.51           0.51           0.52           0.54

 Net realized and unrealized gains (losses) .......         0.08          (0.03)         (0.13)          0.16           0.26
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.57           0.48           0.38           0.68           0.80
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.50)         (0.51)         (0.51)         (0.53)         (0.54)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  11.84       $  11.77       $  11.80       $  11.93       $  11.78
                                                        ====================================================================

Total return c ....................................         4.96%          4.11%          3.34%          5.89%          7.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $410,890       $369,205       $332,943       $340,237       $322,873

Ratios to average net assets:

 Expenses .........................................         0.68%          0.69%          0.70%          0.70%          0.70%

 Net investment income ............................         4.21%          4.29%          4.40%          4.43%          4.65%

Portfolio turnover rate ...........................         7.84%          8.00%         12.03%         10.56%          6.30%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.







                                                        --------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
MARYLAND FUND - CLASS C                                     2007           2006           2005         2004 e          2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  11.91       $  11.93       $  12.05       $  11.90       $  11.63
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.43           0.45           0.46           0.46           0.48

 Net realized and unrealized gains (losses) .......         0.08          (0.03)         (0.13)          0.15           0.27
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.51           0.42           0.33           0.61           0.75
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.43)         (0.44)         (0.45)         (0.46)         (0.48)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  11.99       $  11.91       $  11.93       $  12.05       $  11.90
                                                        ====================================================================

Total return c ....................................         4.42%          3.57%          2.73%          5.33%          6.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $ 71,937       $ 59,915       $ 48,997       $ 49,739       $ 48,305

Ratios to average net assets:

 Expenses .........................................         1.23%          1.24%          1.25%          1.28%          1.22%

 Net investment income ............................         3.66%          3.74%          3.85%          3.85%          4.13%

Portfolio turnover rate ...........................         7.84%          8.00%         12.03%         10.56%          6.30%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.






                                                        --------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
MISSOURI FUND - CLASS A                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  12.31       $  12.32       $  12.44       $  12.23       $  12.00
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.52           0.53           0.54           0.55           0.58

 Net realized and unrealized gains (losses) .......         0.06          (0.01)         (0.12)          0.21           0.23
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.58           0.52           0.42           0.76           0.81
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.52)         (0.53)         (0.54)         (0.55)         (0.58)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  12.37       $  12.31       $  12.32       $  12.44       $  12.23
                                                        ====================================================================

Total return c ....................................         4.85%          4.33%          3.49%          6.38%          6.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $613,125       $562,235       $516,312       $499,238       $468,008

Ratios to average net assets:

 Expenses .........................................         0.66%          0.66%          0.67%          0.67%          0.67%

 Net investment income ............................         4.25%          4.31%          4.44%          4.50%          4.72%

Portfolio turnover rate ...........................        19.77%         15.32%         17.93%         25.04%         18.73%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.






                                                        --------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
MISSOURI FUND - CLASS C                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  12.39       $  12.39       $  12.50       $  12.29       $  12.06
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.45           0.47           0.48           0.48           0.51

 Net realized and unrealized gains (losses) .......         0.06           -- d          (0.12)          0.21           0.23
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.51           0.47           0.36           0.69           0.74
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.45)         (0.47)         (0.47)         (0.48)         (0.51)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  12.45       $  12.39       $  12.39       $  12.50       $  12.29
                                                        ====================================================================

Total return c ....................................         4.25%          3.82%          2.98%          5.75%          6.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $ 70,148       $ 68,807       $ 60,418       $ 60,208       $ 55,608

Ratios to average net assets:

 Expenses .........................................         1.21%          1.21%          1.22%          1.25%          1.19%

 Net investment income ............................         3.70%          3.76%          3.89%          3.92%          4.20%

Portfolio turnover rate ...........................        19.77%         15.32%         17.93%         25.04%         18.73%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.






                                                        --------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
NORTH CAROLINA - CLASS A                                    2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  12.31       $  12.37       $  12.42       $  12.24       $  11.96
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.51           0.53           0.54           0.55           0.56

 Net realized and unrealized gains (losses) .......         0.08          (0.06)         (0.05)          0.18           0.28
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.59           0.47           0.49           0.73           0.84
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.52)         (0.53)         (0.54)         (0.55)         (0.56)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  12.38       $  12.31       $  12.37       $  12.42       $  12.24
                                                        ====================================================================

Total return c ....................................         4.89%          3.86%          4.11%          6.10%          7.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $626,783       $509,309       $428,204       $413,438       $418,196

Ratios to average net assets:

 Expenses .........................................         0.66%          0.66%          0.67%          0.67%          0.66%

 Net investment income ............................         4.15%          4.27%          4.42%          4.49%          4.65%

Portfolio turnover rate ...........................         9.79%          5.01%          8.15%          7.67%          7.69%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.







                                                        --------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
NORTH CAROLINA - CLASS C                                    2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  12.44       $  12.48       $  12.54       $  12.35       $  12.05
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.45           0.46           0.47           0.48           0.50

 Net realized and unrealized gains (losses) .......         0.07          (0.04)         (0.06)          0.19           0.30
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.52           0.42           0.41           0.67           0.80
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.45)         (0.46)         (0.47)         (0.48)         (0.50)
                                                        --------------------------------------------------------------------
Redemption fees ...................................         -- d           -- d           -- d             --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  12.51       $  12.44       $  12.48       $  12.54       $  12.35
                                                        ====================================================================

Total return c ....................................         4.26%          3.42%          3.41%          5.52%          6.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $117,566       $ 99,649       $ 83,343       $ 82,420       $ 76,400

Ratios to average net assets:

 Expenses .........................................         1.21%          1.21%          1.22%          1.25%          1.19%

 Net investment income ............................         3.60%          3.72%          3.87%          3.91%          4.12%

Portfolio turnover rate ...........................         9.79%          5.01%          8.15%          7.67%          7.69%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.






                                                        --------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
VIRGINIA FUND - CLASS A                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................     $  11.85       $  11.91       $  11.94       $  11.64       $  11.52
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.50           0.51           0.52           0.52           0.54

 Net realized and unrealized gains (losses) .......         -- d          (0.06)         (0.04)          0.30           0.12
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.50           0.45           0.48           0.82           0.66
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.50)         (0.51)         (0.51)         (0.52)         (0.54)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  11.85       $  11.85       $  11.91       $  11.94       $  11.64
                                                        ====================================================================

Total return c ....................................         4.37%          3.88%          4.18%          7.20%          5.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $493,441       $473,956       $438,871       $441,916       $426,371

Ratios to average net assets:

 Expenses .........................................         0.66%          0.67%          0.67%          0.68%          0.68%

 Net investment income ............................         4.25%          4.27%          4.42%          4.44%          4.67%

Portfolio turnover rate ...........................         8.51%          5.80%          5.85%          7.01%         12.94%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.





                                                        --------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
VIRGINIA FUND - CLASS C                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  11.96       $  12.02       $  12.04       $  11.74       $  11.62
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.44           0.45           0.46           0.45           0.48

 Net realized and unrealized gains (losses) .......         0.01          (0.06)         (0.03)          0.30           0.12
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.45           0.39           0.43           0.75           0.60
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.44)         (0.45)         (0.45)         (0.45)         (0.48)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  11.97       $  11.96       $  12.02       $  12.04       $  11.74
                                                        ====================================================================

Total return c ....................................         3.84%          3.27%          3.66%          6.54%          5.28%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $ 56,793       $ 51,461       $ 43,661       $ 43,009       $ 41,802

Ratios to average net assets:

 Expenses .........................................         1.20%          1.22%          1.22%          1.25%          1.21%

 Net investment income ............................         3.71%          3.72%          3.87%          3.87%          4.14%

Portfolio turnover rate ...........................         8.51%          5.80%          5.85%          7.01%         12.94%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.





YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B or Class C share Fund accounts.



CLASS A                 CLASS C (ALL FUNDS EXCEPT
                        KENTUCKY FUND)
-----------------------------------------------


o  Initial sales        o  No initial sales
   charge of 4.25% or      charge
   less

o  Deferred sales       o  Deferred sales
   charge of 1% on         charge of 1% on
   purchases of $1         shares you sell
   million or more         within 12 months
   sold within 18
   months

o  Lower annual         o  Higher annual
   expenses than Class     expenses than
   C due to lower          Class A due to
   distribution fees       higher
                           distribution fees
-----------------------------------------------

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]



SALES CHARGES - CLASS A
                               THE SALES CHARGE MAKES
                                  UP THIS % OF THE      WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT        OFFERING PRICE*       YOUR NET INVESTMENT*
-------------------------------------------------------------------------------
Under $100,000                       4.25                     4.44
$100,000 but under $250,000          3.50                     3.63
$250,000 but under $500,000          2.50                     2.56
$500,000 but under $1 million        2.00                     2.04

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o  You, individually;

o  Your spouse or domestic partner, as recognized by applicable state law;

o  You jointly with your spouse or domestic partner;

o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor); or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.
To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 60).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER BUYING THEM   THIS % IS DEDUCTED FROM
                                           YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------------
1 Year                                                  4
2 Years                                                 4
3 Years                                                 3
4 Years                                                 3
5 Years                                                 2
6 Years                                                 1
7 Years                                                 0

There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see below). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows a Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC


There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see below).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CONTINGENT DEFERRED SALES CHARGE (CDSC)


The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 72 for exchange information).


REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or
(ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.


In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.


Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

BUYING SHARES


MINIMUM INVESTMENTS - CLASS A & C
----------------------------------------------------------------------
                                                       INITIAL
----------------------------------------------------------------------
Regular accounts                                       $1,000
----------------------------------------------------------------------
Automatic investment plans                             $50
----------------------------------------------------------------------
UGMA/UTMA accounts                                     $100
----------------------------------------------------------------------
Broker-dealer sponsored wrap account programs          no minimum
----------------------------------------------------------------------
Current and former full-time employees, officers,      $100
trustees and directors of Franklin Templeton entities, and their family members


----------------------------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.


Certain Franklin Templeton funds, like the other Funds in this Trust, offer multiple share classes not offered by the Kentucky Fund. Please note that for selling or exchanging your shares, or for other purposes, shares of the Kentucky Fund are considered Class A shares.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 66). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.



BUYING SHARES
---------------------------------------------------------------------------------------------
                           OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------

THROUGH YOUR INVESTMENT    Contact your investment         Contact your investment
REPRESENTATIVE             representative                  representative
---------------------------------------------------------------------------------------------
                           If you have another Franklin    Before requesting a telephone or
BY PHONE/ONLINE            Templeton fund account with     online purchase into an existing
                           your bank account information   account, please make sure we
(Up to $100,000 per        on file, you may open a new     have your bank account
shareholder per day)       account by phone. At this       information on file. If we do
                           time, a new account may not be  not have this information, you
1-800/632-2301             opened online.                  will need to send written
                                                           instructions with your bank's
franklintempleton.com      To make a same day investment,  name and address and a voided
                           your phone order must be        check or savings account deposit
Note: (1) certain account  received and accepted by us by  slip. If the bank and Fund
types are not available    1:00 p.m. Pacific time or the   accounts do not have at least
for online account access  close of the New York Stock     one common owner, your written
and (2) the amount may be  Exchange, whichever is earlier. request must be signed by ALL
higher for members of                                      fund AND bank account owners,
Franklin Templeton VIP                                     and each individual must have
ServicesTM.  Please see                                    his or her signature guaranteed.
page 68 for more
information regarding                                      To make a same day investment,
eligibility.                                               your phone or online order must
                                                           be received and accepted by us
                                                           by 1:00 p.m. Pacific time or the
                                                           close of the New York Stock
                                                           Exchange, whichever is earlier.

---------------------------------------------------------------------------------------------
                           Make your check payable to the  Make your check payable to the
                           Fund.                           Fund. Include your account
BY MAIL                                                    number on the check.
                           Mail the check and your signed
                           application to Investor         Fill out the deposit slip from
                           Services.                       your account statement. If you
                                                           do not have a slip, include a
                                                           note with your name, the Fund
                                                           name, and your account number.

                                                           Mail the check and deposit slip
                                                           or note to Investor Services.
---------------------------------------------------------------------------------------------
                           Call to receive a wire control  Call to receive a wire control
                           number and wire instructions.   number and wire instructions.

BY WIRE                    Wire the funds and mail your    To make a same day wire
                           signed application to Investor  investment, the wired funds must
1-800/632-2301             Services. Please include the    be received and accepted by us
(or 1-650/312-2000         wire control number or your     by 1:00 p.m. Pacific time or the
collect)                   new account number on the       close of the New York Stock
                           application.                    Exchange, whichever is earlier.

                           To make a same day wire
                           investment, the wired funds
                           must be received and accepted
                           by us by 1:00 p.m. Pacific
                           time or the close of the New
                           York Stock Exchange, whichever
                           is earlier.
---------------------------------------------------------------------------------------------
                           Call Shareholder Services at    Call Shareholder Services at
BY EXCHANGE                1-800/632-2301, or send signed  1-800/632-2301, or send signed
                           written instructions.   You     written instructions. You also
                           also may place an online        may place an online exchange
                           exchange order. The automated   order.
                           telephone system cannot be
franklintempleton.com      used to open a new account.     (Please see page 72 for
                                                           information on exchanges.)
                           (Please see page 72 for
                           information on exchanges.)
---------------------------------------------------------------------------------------------
                     Franklin Templeton Investor Services
                  P.O. Box 997151, Sacramento, CA 95899-7151
                        Call toll-free: 1-800/632-2301
         (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
               or visit us online 24 hours a day, 7 days a week,
                           at franklintempleton.com



INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040


DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o  you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.


The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 68 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.


SELLING SHARES
-------------------------------------------------------------------------------
                          TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------------

THROUGH YOUR INVESTMENT
REPRESENTATIVE            Contact your investment representative
-------------------------------------------------------------------------------
                          Send written instructions and endorsed share
BY MAIL                   certificates (if you hold share certificates) to
                          Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                          Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                          A check will be mailed to the name(s) and address on
                          the account, or otherwise according to your written
                          instructions.
-------------------------------------------------------------------------------
                          As long as your transaction is for $100,000 or less,
BY PHONE/ONLINE           you do not hold share certificates and you have not
                          changed your address by phone or online within the
1-800/632-2301            last 15 days, you can sell your shares by phone or
                          online. The amount may be higher for members of
franklintempleton.com     Franklin Templeton VIP ServicesTM.  Please see page
                          68 for more information regarding eligibility.

                          A check will be mailed to the name(s) and address on
                          the account, or a pre-authorized secondary address.
                          Written instructions, with a signature guarantee, are
                          required to send the check to another address or to
                          make it payable to another person.
-------------------------------------------------------------------------------
                          You can call, write, or visit us online to have
BY ELECTRONIC FUNDS       redemption proceeds sent to a bank account. See the
TRANSFER (ACH)            policies at left for selling shares by mail, phone,
                          or online.

                          Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                          If we receive your request in proper form by 1:00
                          p.m. Pacific time, proceeds sent by ACH generally
                          will be available within two to three business days.
-------------------------------------------------------------------------------
                          Obtain a current prospectus for the fund you are
BY EXCHANGE               considering.  Prospectuses are available online at
                          franklintempleton.com.

                          Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                          If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
-------------------------------------------------------------------------------
             Franklin Templeton Investor Services P.O. Box 997151,
                           Sacramento, CA 95899-7151
                        Call toll-free: 1-800/632-2301
         (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
  or visit us online 24 hours a day, 7 days a week, at franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While a Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;

o  imposing a redemption fee for short-term trading;

o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, a Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.


REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of each Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.


REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.


WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of a shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees.
Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS. Each Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).

ACCOUNT POLICIES

CALCULATING SHARE PRICE


When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows:
10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.


When you sell shares, you receive the NAV minus any applicable CDSC.


The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.


Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. A Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - MUNICIPAL SECURITIES - MATRIX PRICING (FAIR VALUATION)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Each Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

ACCOUNTS WITH LOW BALANCES
If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and, (2) for the Florida Fund, accounts in Class B and Class A accounts established pursuant to a conversion from Class B.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 67).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS


You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o  Add/Change   the  bank  account  that  may  be  debited  for  Fund  share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

   o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

   o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

   o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

   o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

   o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

   o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

   o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

   o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

   o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION


Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Funds' transfer agent from payments it receives under its agreement with each Fund.


                                       CLASS A       CLASS B      CLASS C
------------------------------------------------------------------------------
COMMISSION (%)                         ---           ---          1.00(3)
Investment under $100,000              4.00          ---          ---
$100,000 but under $250,000            2.80          ---          ---
$250,000 but under $500,000            2.00          ---          ---
$500,000 but under $1 million          1.60          ---          ---
$1 million or more               up to 0.75(1)       ---          ---
12B-1 FEE TO DEALER                    0.10(1)       0.15(2)      0.65(4)

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

OTHER DEALER COMPENSATION. Distributors may make payments from its own financial resources to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.


To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                   HOURS (PACIFIC TIME,
DEPARTMENT NAME              TELEPHONE NUMBER      MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
SHAREHOLDER SERVICES         1-800/632-2301        5:30 a.m. to 5:00 p.m.

FUND INFORMATION             1-800/DIAL BEN(R)     5:30 a.m. to 5:00 p.m.
                             (1-800/342-5236)
RETIREMENT SERVICES          1-800/527-2020        5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES             1-800/524-4040        5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES       1-800/321-8563        6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)       1-800/851-0637        5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM   1-800/632-2301        (around-the-clock access)
                             1-800/524-4040
                             1-800/527-2020

65

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)








2239                  INVESTMENT COMPANY ACT FILE #811-04149       TF2 P 07/07





































FRANKLIN TAX-FREE TRUST

FRANKLIN ALABAMA TAX-FREE INCOME FUND
FRANKLIN FLORIDA TAX-FREE INCOME FUND
FRANKLIN GEORGIA TAX-FREE INCOME FUND
FRANKLIN KENTUCKY TAX-FREE INCOME FUND
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
FRANKLIN MARYLAND TAX-FREE INCOME FUND
FRANKLIN MISSOURI TAX-FREE INCOME FUND
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
FRANKLIN VIRGINIA TAX-FREE INCOME FUND



STATEMENT OF ADDITIONAL INFORMATION


JULY 1, 2007


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-7151 1-800/DIAL BEN(R)



This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2007, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended February 28, 2007, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                2
State and U.S. Territory Risks             6
Officers and Trustees                     17
Fair Valuation and Liquidity              22
Management and Other Services             22
Portfolio Transactions                    26
Distributions and Taxes                   26
Organization, Voting Rights
 and Principal Holders                    29
Buying and Selling Shares                 30
The Underwriter                           36
Performance                               38
Miscellaneous Information                 41
Description of Ratings                    42
State Tax Treatment                       45


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or
(ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state.

Each Fund may not:


1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (the "SEC").

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).(1)

8.  Purchase the securities of any one issuer (other than the U.S.
government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under
Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

1. Although not part of a Fund's fundamental investment restriction, consistent with SEC Staff interpretations and guidance, governments or their political subdivisions that issue tax-exempt municipal securities are not considered by the Funds to be members of any industry.


NON-FUNDAMENTAL INVESTMENT POLICIES

Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

Bond anticipation notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

Revenue anticipation notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

Tax anticipation notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refund), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of trustees.

Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.


VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes and municipal inflation protected securities, which have interest rates that change either at specific intervals from daily up to semiannually, or whenever a benchmark rate changes. The interest rate adjustments are designed to help stabilize the security's price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates or benchmark rates fall. Of course, a Fund's income from its variable and floating rate investments also may increase if interest rates rise.

Variable rate demand notes may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.


ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

In addition to standard purchases and sales of various municipal securities, each Fund's portfolio may also be subject to certain other characteristics and risks, and may also engage in other strategies, which, along with these risks, are described below. Should other strategies, not specifically described below, become available or attractive, the manager may engage in them so long as they are consistent with each Fund's goals and objectives.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four long-term ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a AAA or equivalent rating.



ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

INSURANCE Each Fund may invest in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Funds nor the manager makes any representations as to the ability of any insurance company to meet its obligation to a Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Funds have no restrictions on the maturity of the securities they may buy or on their average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest or the economies of the states and territories where the Funds invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities may be offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS
-------------------------------------------------------------------------------

STATE Because each Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Funds. Please read this information together with the section "Main Risks" in the prospectus.


ALABAMA. Alabama has a large and increasingly diversified economy. Alabama's economy grew an estimated 3.1% in 2006 and is expected to slow down to 2.5% in 2007 (driven by decreasing home sales, high energy prices and rising interest rates) and reach to a 3.3% growth rate in 2008. Since the 2001 recession, Alabama has seen improved economic trends based primarily on the growing automotive industry and professional service sector. The success of attracting automobile manufacturers and their parts makers has helped counteract employment losses in textile and other non-durable goods jobs. Manufacturing represented 15% of Alabama's jobs in 2006, compared to 10% for the U.S. The state's unemployment rate continues to decline and was at 3.6% for 2006, down from a seven year high of 5.5% in 2005. Personal income growth has steadily increased each year since 2002 with figures of 6.8% (2006), 6.4%
(2005) and 7.1% (2004).

Alabama's per capita income level of $31,000 in 2006 was 14% below the U.S. average of $36,000. Net migration into Alabama in 2006 was 13,000.

Alabama's debt per capita is low at under $500, but this is mostly due to the considerable use of special-tax bonds. General obligation borrowings of the state require the approval of three-fifths of the legislature and a majority in a popular vote.

Alabama continues to exhibit conservative financial management, but has still had to rely on non-recurring revenues to support its General Fund. In fiscal year 2005, there was a $41 million operating surplus and a $288 million unreserved General Fund balance (23% of expenditures), which included approximately $60 million of non-recurring revenues. General revenues increased $8.1 billion in fiscal year 2006 and taxes contribute 42% of that total. Tax revenue was up by 6.5%, reflecting the growth in the economy. Non-recurring revenues in fiscal year 2006 were about $160 million. The unreserved General Fund balance for fiscal year 2006 was $401 million ($3 million reserved). The fiscal year 2007 budget includes just $15 million of non-recurring revenues.

FLORIDA. Florida's population growth has been substantial for the past few decades although its rate of growth has slowed in recent years. Population growth during the 1990s slowed to about 24% from a 30% growth rate in the 1980s and is projected to slow to about 18% in the current decade. The fastest growing segment is expected to be the senior citizen population, particularly among older age levels. The population growth has both strengthened the economy and placed pressure on vital government services such as education, corrections, transportation and health services. Therefore, the state remains vulnerable to fluctuations in the costs of providing such services.


Because of its substantial retirement age population, investment income and transfer payments, such as social security and pension benefits, make up a significant proportion of Florida's income distribution. This income mix historically has led to relatively stable personal income levels across different economic cycles, although it also has created some vulnerability to changes in the consumer price index at the federal level vis-a-vis transfer payments.


The state enjoys a service-based economy that has been very resilient in recent history. Florida survived the recent recession and devastating effects of the 2004 and 2005 hurricanes in good condition, ahead of national medians. Job growth is projected to slow relative to the strong growth seen in 2005 and 2006 but is still expected to be above average with projections of 2.5% for 2007 and 1.6% in 2008. Unemployment rates have consistently been below national levels in recent years dropping to a record low of 3.1% in the last two quarters of 2006. Forecasts of unemployment rates through 2007 remain below 4%.

Florida's tax base is relatively narrow, with no personal income tax and over 70% of its net general revenues derived from the state's sales and use tax. Actual revenues, led by gains in documentary stamp taxes for real estate transactions, have outpaced expectations in years past but are likely to be challenged given the current housing market. Revenues for fiscal year 2007 have been revised downward from the November 2006 estimate by $303 million, 1.1% below the November estimate. The revision reflects lower than anticipated documentary stamp taxes and sales tax revenues as the housing slump spills over into sales of home improvement and furniture goods.


The state's reliance on sales tax revenues, a cyclical revenue source, has created some vulnerability to recession and slower growth in the tax base. To help provide some protection against the historically volatile nature of sales tax, Florida enacted a constitutional amendment creating a Budget Stabilization Fund. The balance remains fully funded at the required fund level of 5% of the previous year's General Fund revenues. The fund remained fully funded throughout the years of recession and has contributed to the strong financial position enjoyed by the state. This is one of the few state Budget Stabilization Funds that has remained intact.


The state has responded quickly and responsibly to budgetary challenges. There are strong cash flow and budget monitoring procedures to manage the budget effectively as well as statutory requirements for addressing budget imbalances. As a result, the state has managed to maintain strong fund balances and significant reserves. At the end of fiscal year 2006, the fund stood at $1.1 billion. In addition, it had an unallocated General Fund balance of $4.99 billion at fiscal year end 2006. The combined reserves reflected 23% of fiscal year 2006 expenditures. Current reserve estimates for fiscal year 2007 include a fully funded Budget Stabilization Fund of $1.2 billion and an unallocated General Fund balance of $3 billion. Combined, these projected fund balances reflect 14.5% of the estimated fiscal year 2007 General Fund expenditures.

Florida's debt burden grew substantially in the late 1990's with the increased need for schools and health care, as well as environmental protection programs designed to help protect the state's important tourism industry, but has slowed in recent years. The state has built a complex debt structure with several special debt programs. Most of the debt has specific revenues dedicated to its repayment with a back-up General Obligation pledge from the state. Debt medians for the state exceed national levels but remain moderate.

GEORGIA. The 2001-2003 recession seemed to have negatively affected Georgia's employment more than other states due to the state's above average concentrations in the construction, tourism, manufacturing, and communications industries, all of which were heavily affected in this recession. However, since 2004 the state's total employment numbers reversed the negative trend and increased an average of 2% for the past three years. Unemployment rate declined from 5.1% in 2005 to 4.7% in 2006. While Georgia has a diverse economic base, manufacturing has remained a drag on overall job growth. The sector continues to be negatively affected by the closing of two U.S. auto manufacturing plants in Georgia. However, the job loss will be off set by the fact that KIA, the Korean auto manufacturer, will build a new automobile assembly plant in West Point, Georgia and may also attract five supplier companies to Georgia. Georgia is expected to continue to attract in-migration given the state's low cost of doing business, extensive transportation infrastructure, below average unemployment rates, access to export markets, availability of land and water, and its central location. Atlanta, which has been at the heart of the state's economic growth, has been a trade, service, and transportation center for much of the southeast region.

Financial operations had continued to improve in fiscal year 2006 as receipts increased by 9.2% over fiscal year 2005 with most revenue growth coming from income tax and sales tax. Fiscal year 2006 generated a surplus operation, which allowed the state to replenish the revenue stabilization fund reserves above its required 4% levels. The revenue shortfall reserve fund, which was fully funded at $700 million in fiscal year 2002, was drawn down to as low as $52 million in fiscal year 2004. In fiscal year 2006, the state replenished it to $792.5 million. Fiscal year 2007 General Fund revenues are projected to increase 4.9% to $18.2 billion.

According to Moody's, Georgia's debt burden is moderate and only slightly above the median level for the 50 states. Moody's state debt median report showed Georgia's net tax-supported debt per capita is about $784, compared to a national median of $754. Debt to personal income was 2.7% compared to a national median of 2.5%. One economic concern is the state's apparently slow growth in personal income per capita. Georgia ranks last among states for personal income per capita growth from the 2001-2006 period.

KENTUCKY. Kentucky's economy continues its trend of slow, modest financial improvement. In fiscal year 2006 and fiscal year 2005, the Commonwealth's personal income increased by 4.9% and 5.5%, respectively. Personal income is forecasted to increase 5.2% in fiscal year 2007.

As Kentucky's employment base is dominated by manufacturing and construction, it has typically lagged the national economy as manufacturing facilities have moved to low-cost facilities overseas. Service sectors, especially the healthcare, leisure and hospitality sectors, provided steady employment growth in fiscal year 2006 and are expected to do the same over the next few years. Kentucky's unemployment rate in fiscal year 2006 was 5.7%, down slightly from fiscal year 2005's 6.0%, but both were still above the national averages.

Although financial reserves have grown over the last several years, Kentucky is experiencing and will continue to experience financial pressure from Medicaid, pension, and post employment benefit costs. Recent budgets have used non-recurring revenues and reserves to fix imbalances. However, the governor's administration has provided responsive action and the General Fund unreserved balance grew to $594 million (8.2% of expenditures) at the end of fiscal year 2005 and to $713 million at the end of fiscal year 2006.

In fiscal year 2005, tax modernization legislation was enacted - the JOBS for Kentucky program. The bill is revenue neutral over five years (but will be felt the most in fiscal year 2007) and restructured corporate and business taxes. Additionally, the personal income tax rate was reduced, a low-income tax credit was created, cigarette and wholesale alcohol taxes were increased, and the intangible property tax was repealed.

Kentucky has by statute a set goal of maintaining a Budget Reserve Trust Fund
(BRTF) balance of 5% of General Fund revenues. The BRTF balance at the end of fiscal year 2006 was $119 million (about 1.5% of revenues) and is budgeted to be $231 million at the end of fiscal year 2007 (about 3% of revenues).

Kentucky does not issue general obligation bonds; instead it relies on appropriation-backed debt issued through several agencies. Its debt is rated A+ by S&P, Aa-3 by Moody's and AA- by Fitch. Kentucky's total long-term debt obligations increased to $4.1 billion at the end of fiscal year 2006. Debt service represented 2.6% of total government fund expenditures in fiscal year 2006. Per capita debt levels increased from $760 in fiscal year 2001 to $980 in fiscal year 2006.

The Commonwealth has no statutory debt cap, but it does have a policy of limiting debt service to 6% of total state revenue, a goal that has been effectively managed over the past decade. However, the fiscal year 2007/2008 budget authorized $2 billion of additional debt, of which about $1.4 billion would be supported by the General Fund. If the entire $2 billion is issued, debt service would represent more than 6% of budgeted revenues.

LOUISIANA. The state of Louisiana experienced one of the worst natural disasters in the U.S. history from hurricanes Katrina and Rita in 2005.
Catastrophic damage was widespread in southern Louisiana and impacted critical infrastructure, such as, electric and water utilities, sewage systems, roadways, bridges and levies. Moreover, extensive economic and physical damage occurred to thousands of businesses, and over 210,000 homes were declared uninhabitable in the New Orleans Metropolitan Economic Statistical Area. The total estimated damage and economic impact from the hurricanes was estimated at $74 billion and $200 billion, respectively. Progress has been made in rebuilding the city's infrastructure; however, the recovery efforts will take several years before returning to pre-hurricane levels.

Louisiana's economy has been historically cyclical due to its reliance on oil and gas production and petro-chemical products. The state has made some improvements towards a more diversified economy, with growth in its service sector. However, the hurricanes resulted in a steep decline in population and employment levels in the New Orleans metropolitan statistical area. Several segments of the state's economy also face challenges, including oil and gas-related industries, tourism, and gaming sectors. Damaged oil and gas production platforms, rigs, processing plants, and pipelines have been largely repaired. Louisiana Recovery Authority estimated that roughly 266,000 citizens are still displaced outside of the state as of July 2006. The state's non-farm employment fell by 196,100 after the storms and 21,500 jobs have been recovered as of July 2006. Unemployment levels, post Katrina improved to 4.2% in December 2006 from 11.2% in October 2005 due to a much lower population base and a strong demand for workers related to the rebuilding efforts. Overall, the state's economy will continue to face challenges in their rebuilding efforts for years to come. Future growth will depend on the reconstruction efforts and the ability to attract people back into the New Orleans area.

Historically, the state's main revenue sources, which included individual and corporate income tax, severance and royalty taxes, and sales tax have fluctuated with economic cycles. While this fluctuation created instability and budget problems in the past, the state's financial position improved over the last several years as annual surpluses were dedicated to debt prepayment or to one-time expenditures. The state's total revenue composition in fiscal year 2006 was largely comprised of operating grants and contributions (41%), charges for goods and services (15%), sales tax (14%), and income tax (14%). Sales tax receipts increased by $626 million from the prior year due to a construction boom and the massive recovery efforts that took place in the final three quarters of the year. The overall liquidity of the General Fund improved by $206 million and increased the fund balance to $576 million in fiscal year 2006. Furthermore, the state's revenue performance was strong enough to increase the unreserved/undesignated fund balance to $442 million. Deposits into the Budget Stabilization Rainy Day Fund totaled $219 million, resulting in a balance of $573 million in fiscal year 2006. Going forward, the state's revenue stream remains vulnerable due in part to the economic losses from the hurricanes, a decline in tourism spending, the cyclical nature of its oil and gas industry, and a weak national economy. Managing costs in the large health care system also remains an ongoing challenge.

The state debt burden has improved as a result of reduced borrowing, economic gains and the adoption of debt limitation measures (1993). Louisiana debt per capita and personal income was ranked 22st and 19th respectively, according to the 2006 Moody's State Debt Medians report. The state's medium debt burden, rebuilding costs from Katrina, slow economic growth and unfunded risk management claims for judgments against the state could affect the state's performance in future years.

MARYLAND. The state's diversified economic base has allowed it to achieve above average job growth over the last few years. The leading employment sectors have been Trade (18.1%), Government (18.1%), Services (15.2%) and Education & Health (14.3%). Its dependence on the Government sector has been larger than most other states due to its proximity to Washington, D.C., and the presence of the National Security Agency headquarters, as well as several military bases, has benefited the state recently with the increase in federal defense and homeland security spending. In addition, the state expects to gain approximately 11,000 military jobs as a result of the Base Realignment and Closure process (16,000 in total). At the same time, Maryland's reliance on the manufacturing sector (5.2%) has been smaller than most other states (11% nationally) and has insulated it some from weak consumer demand. Non-farm employment growth for the state (1.4%) fell behind national levels (1.5%) in 2006, the first time in six years. Weakening in the construction and services industries outpaced gains in the education, health and information sectors. Strong housing price appreciation and high wealth levels, per capita income was 120% of the U.S. average, have helped Maryland weather the decline in the telecommunications industry over the last several years. Unemployment for the state declined slightly to 4% in 2006 and remained below the national average of 4.6%. The economic outlook is optimistic as Maryland's workforce is highly educated and will support growth in medical research and defense contractors. This outlook is somewhat offset, however by the continued decline in manufacturing, the high business costs and continued softening of the housing market, especially new home construction.

Maryland's fiscal management has been sound historically. The state has balanced the budget each of the last three years using a combination of new revenue and one-time funding sources. Maryland is required to maintain a Revenue Stabilization Reserve Fund equal to 5% of General Fund revenues and at fiscal year end 2006, the balance was $805 million. Debt levels, while high relative to other states, have remained manageable. This relatively high debt level (ranked 16th nationally in debt per capita) is somewhat offset by the rapid amortization of the debt, which is due to a constitutional provision requiring it be retired within 15 years. In addition, the Capital Debt Affordability Committee seeks to limit total debt to 3.2% of the state's personal income and debt service below 8% of revenues, which measured 3.1% and 3.3%, respectively, at fiscal year end.

The Board of Revenue estimated that state General Fund revenues will increase by 5% over the next two years. However, in December 2006, revenue projections were revised downward by $394 million due to lower corporate income and sales tax collections. While the governor's proposed budget for 2008 is balanced, it relies increasingly on one-time funding sources in the face of waning revenues. In addition, Medicaid and education spending are projected to increase significantly over the next few years and will pose significant challenges to balancing the budget in 2009 and beyond. The Thornton initiative alone requires $1.3 billion in annual education spending on grades K-12. In addition, last year the state's retiree health care cost actuarial accrued liability was estimated at $20 billion, which would require $2 billion in annual contributions over the next 30 years.

The budget includes $1.47 billion in capital spending, an increase of $200 million over last year. Transportation projects will receive the bulk of the monies and include: public transit, highway and road improvements to reduce traffic, the dredging of the Port of Baltimore, and improvements for airports. K-12 school construction will also see a large amount of the monies with public safety and the environment receiving increased funding. The budget anticipates $810 million in general obligation bonds to be issued along with $130 million in revenue bonds.

MISSOURI. Missouri maintains a diversified economy that includes sizeable manufacturing, agricultural, and financial sectors. Its economic diversification and central geographic location generally cause the state's economy to mirror the national economy. St. Louis and Kansas City, the two major metropolitan areas, are home to a majority of the state's population. The state's employment base has moved toward services, but trade and manufacturing continue to represent more than 30% of all jobs. Boeing Corporation remains one of the largest employers in the state, though education and government are predominant among the top ten employers.

Employment growth continued in 2006 after turning positive in 2004. The growth rate for 2006 was 1.7%, which followed growth of 1.3% in 2005. Employment and economic growth are expected to slow in 2007, which could be accompanied by a slight increase in the unemployment rate. At the beginning of 2007, the state's unemployment rate was 4.6%, just slightly above the national rate. Missouri has trailed the nation in population growth since the beginning of the decade. During the six-year period ending in July of 2006, the state's population grew 4.4% compared to national population growth of 6.4%.

From a financial standpoint, Missouri continues to proactively address its budget concerns and maintains a conservative financial management policy. The Missouri Constitution limits the amount of taxes that can be imposed in addition to giving the governor line-item veto power and the authority to withhold allotments of appropriated funds in the course of a fiscal year whenever actual revenues are below projections. The fiscal year 2006 budget addressed a gap of roughly $575 million with a combination of cost containment and revenue enhancement. Net general revenues increased 9.2%, which far surpassed the state's 4.9% projection. Due to a sluggish economy, the state has projected net general revenue growth of 0.4% in fiscal year 2007. A constitutional amendment requires that a reserve fund be maintained at 7.5% of the previous year's net general revenue collections. It remains fully funded.

Missouri's cautious approach to debt issuance provides for below-average debt levels compared to the nation. Debt ratios increased marginally in 2006, and more increases are possible in the near term. However, the state's debt ratios remain below national figures due to legal limitations on debt issuance, and the state's credit ratings remain high.

NORTH CAROLINA. North Carolina enjoyed impressive growth from 1994 through 2000, but the national economic recession that started in 2001 curtailed the state's employment gains and dampened tax revenues. In the past few years, North Carolina has started to rebound and experience positive job growth, increased tax revenues, and better overall economic trends. North Carolina saw its unemployment rate decline to 4.5% in February 2007, down from a peak of 6.8% in 2002. North Carolina continues to be a popular national banking center, while also benefiting from a strong high-technology base, and several highly regarded universities. The state's main economic weaknesses continue to be job losses in the manufacturing sector and the state's large exposure to the textile and tobacco industries. Continued improvement in job growth and the unemployment level is forecasted for 2007, but North Carolina's large manufacturing sector (accounting for almost 14% of total employment in the state) may be hard pressed to reverse recent declines.

Due to its constitutionally mandated balanced budget requirement, North Carolina was forced to implement tax increases and expenditure reductions after the 2001 economic downturn. North Carolina also used some Rainy Day Fund reserves and tobacco settlement proceeds to supplement the state's financial operations. Fortunately, this prompt fiscal action kept the previous budget shortfalls minimal and provided the basis for a solid financial recovery. In order to balance the 2006-2007 budget, North Carolina has extended a half-cent sales tax hike and increased cigarette taxes. So far, the latest tax receipt data indicates that the state's economic and financial prospects are brightening. Standard & Poor's continues to give North Carolina its highest rating of AAA, while Moody's also maintains a rating of Aaa for the state.

Although outstanding debt has increased dramatically since 1993, debt levels on a per capita basis still remain moderate when compared to national levels. No change in its conservative debt policy or sound financial management is expected for North Carolina in the near future.

VIRGINIA. Virginia continues to be rated in the highest rating category by all 3 rating agencies: Moody's, S&P and Fitch. The AAA rating is reflective of the Commonwealth's history of conservative fiscal management, low debt ratios, and increasingly diversified economic base.

In fiscal year 2006, Virginia's economy continued to expand, but at a slower pace than recent fiscal years. The average year-over-year quarterly growth rate in real wages and salaries was 3.6% in fiscal year 2006, a decrease from 4.3% in fiscal year 2005. Retail sales were $81 billion in fiscal year 2006, a 3.3% decrease from fiscal year 2005. New housing in Virginia fell slightly (7%); however, personal income and employment growth helped Virginia continue its economic expansion during fiscal year 2006.

Virginia's annual growth in personal income and salaries and wages has surpassed the national average over the last several years. In fiscal year 2006, personal income grew 6.1% and wages and salaries grew 6.8% (down from 6.8% and 7.2%, respectively, in fiscal year 2005). Virginia's unemployment rate was 3.0% in fiscal year 2006-the lowest since fiscal year 2000's 2.3% figure. However, possible losses in manufacturing jobs (automobile) and military cutbacks could have a negative impact on employment rates in the shorter term.


Although Virginia's economy has diversified over the years, Virginia maintains a high concentration of federal government jobs that has historically served as a buffer during recessions.


General Fund revenue collections were up 8.4% ($1.2 billion) in fiscal year 2006. Net tax collections were up 7.8% in fiscal year 2006 as high-income individuals and large corporations had higher tax liabilities from the 2004 tax reform legislation. Fiscal year 2006's ending General Fund unreserved balance was $974 million, up from $521 million in fiscal year 2005. The Revenue Stabilization Fund grew to $1 billion in fiscal year 2006, reaching the fund's constitutional cap for the first time.

Although debt levels have risen, Virginia's direct general obligation debt burden remains relatively low and debt service is manageable. The total debt of the Commonwealth as of the end of fiscal year 2006 was $21.6 billion (including tax-supported debt of $6.4 billion), up 6.5% from the end of fiscal year 2005. In fiscal year 2006, Virginia issued $3.8 billion of new debt for various projects.


U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.


PUERTO RICO. Puerto Rico is the fourth largest island in the Caribbean and an estimated 3.9 million people call it home. Puerto Rico's economy continues to track those of the U.S. mainland. Performance has improved, but is expected to slow. In fiscal year 2005, the U.S. mainland accounted for 83% of Puerto Rico's exports and 50% of imports. Tourism has improved in the last year. The number of rented hotel rooms has increased as has the number of rooms available. The Commonwealth has recently opened a new convention center, which it hopes will attract new business and continue to improve tourism. Since 2002, the Commonwealth reports its economy has been expanding at a moderate annual rate of 2.3%, but recently, several key economic indicators have begun to indicate a slowing of activity. The Planning Board recently lowered its real gross national product forecast from 2.5% to 0.6% for fiscal 2007. It also lowered projections during fiscal 2006 to 1.2% from 2.2%.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 11.3% as of 2004 and 10.4 for 2006. As of March 2007, unemployment was 10.1%. The largest employment sectors include government (29%), services (29%), trade (16%) and manufacturing (11%). The manufacturing sector has undergone some major changes as pharmaceuticals, biotech and technology have proven to be growth areas for the Commonwealth.

The Commonwealth's financial stresses continue. Its financial situation reached a low point in May 2006, when the government disclosed a significant budget gap of $738 million for the then current fiscal year. After a political impasse on how to handle the deficit, the governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations on May 1, 2006. During the shut-down, the governor and legislative leaders were unable to agree on a loan from the Government Development Bank of Puerto Rico (GDB) and what sources would be used for repayment. After an impasse, a four-person commission of non-elected citizens was charged with resolving the fiscal crisis. The commission decided on a special 1% sales tax to repay the GDB loan, and the sales tax was expected to be part of a larger sales tax that could generate a net $300-400 million for the General Fund. Employees went back to work on May 15, 2006. After much political wrangling, including taking the sales tax to court, the legislature and governor were able to agree on a sales tax rate, agree on spending reductions and enable a loan from the GDB.

The government was able to agree on a fiscal year 2007 budget (it did not have a budget agreement in Fiscal Year 2006). The key component of the budget was implementation of a sales tax which occurred on November 15, 2006. At the same time that the general excise tax was repealed. The 7% sales tax is divided with 4.7% going to the Commonwealth's General Fund, 1.3% to local municipalities and 1% for funding repayment of debt. The budget was passed with the gap closed using spending decreases, the sales tax, a debt refinancing and improvement in the economy.

In April 2007, the governor released updated fiscal year 2007 results identifying a $603 million shortfall for fiscal year 2007. This shortfall is partially due to lower-than-expected sales tax revenues. The governor proposed closing this current year gap by using $160 million in anticipated savings from various government agencies, $107 million from saving from the Health Insurance Administration and $240 million of revenue generated last year from a one-time tax measure. If these gap closing measures are successful, it would bring the gap down to $96 million. It is unclear at this time whether the government will be able to close any or all of this fiscal year 2007 gap.

The governor has also released his fiscal year 2008 budget proposal. The $9.2 billion plan identifies a decline in revenue of $261 million or 2.75% from the fiscal year 2007 budget. Due to performance below expectations in fiscal year 2007, the fiscal year 2008 revenue estimate is actually 3.8% higher then fiscal year 2007. Expenditures would be reduced $253 million under the governor's fiscal year 2008 plan. Again, assuming the budget savings outlined for fiscal year 2007 by the governor last month are successful, the actual fiscal year 2008 proposal identifies spending at the same level as fiscal year 2007.

The new fiscal year 2007 budget gap as outlined by the governor in April 2007 shows that the government is still struggling to stabilize its financial situation. The new sales tax could still help to improve the Commonwealth's revenues, but if it continues to overspend without significant cost reductions, elimination of the structural deficit will be very difficult.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large un-funded pension liability of almost $10 billion, that risks running out of money as early as 2014. The governor has proposed a multi-billion bond secured by future employer contributions to partially deal with this liability. The bonds have not been approved by the legislature nor issued as of yet.

S&P rates Puerto Rico's general obligation debt at BBB, with a Creditwatch negative outlook. Moody's rates the island's general obligation debt to Baa3, and it maintains a Watchlist negative outlook.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. In fiscal year 2005, manufacturing provided 40% of Puerto Rico's gross domestic product and 11% of non-farm payroll employment.


Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position.


GUAM. The island of Guam has an estimated population of 171,000. Its economy is driven by tourism and U.S. Military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism, which makes the island's economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam, and Typhoon Paka (12/97) and Supertyphoon Pongsona (12/02) also contributed to the island's financial difficulties. However, tourism has rebounded in recent years, helped by favorable weather and a steadying Japanese economy. Japan now represents approximately 80% of Guam's tourism.

Employment has been quite erratic on Guam since 1998. Total employment reached a peak of 62,350 in March of 1999. Small increases followed in 2000 and 2001, but then employment fell by nearly 10% in early 2002. Employment has slowly but steadily climbed during the past four years, reaching 61,390 in March of 2006. Despite the decrease in employment, Guam's unemployment rate has fallen steadily since July of 2000, when it peaked at 15.3%. Unemployment had dropped to 11.4% by March of 2002, and was recently measured at 6.9% in March of 2006. Military redeployment in the Pacific should have a favorable impact on employment and the economy at large. 7,000 U.S. troops have been moved from Okinawa to Guam, and the U.S. Navy has stationed several submarines and carrier strike forces on the island. The total U.S. Military population on Guam is growing significantly, and the short- and long-term implications of this growth are expected to be positive.

Guam's overall financial condition has deteriorated due to a slough of misfortunes and mismanagement. Natural disasters, economic crisis in Japan, and the events of September 11, 2001 have all contributed to Guam's financial hardship. In fiscal year 2001, Guam produced a General Fund deficit of $30 million, followed by a deficit of $21 million in fiscal year 2002. A deficit of $88million followed in fiscal year 2003, driving Guam's accumulated deficit to $314 million. In fiscal year 2004, Guam produced a surplus of less than $1 million, which was followed by a deficit of $30 million in fiscal year 2005. At the end of fiscal year 2005, Guam had an accumulated General Fund deficit of $344 million, which represents more than 90% of General Fund expenditures. There are no indications that Guam will have the resources or economic activity to erase this deficit in the foreseeable future.

The persistent financial crisis has prevented Guam from issuing any government-supported debt since fiscal year 2001. Guam has many infrastructural needs that must be addressed. Until the general government improves its financial condition, the island will have to rely upon autonomous agencies, such as Guam Power Authority and Guam Waterworks Authority, to address some of these issues. Guam also has a substantial unfunded pension liability. Plans to issue pension obligation bonds have been postponed until Guam's financial condition improves. Guam is not in a position to issue any meaningful amount of new debt in the immediate future.

As of December 2005, S&P has assigned a rating of "B" to Guam's general obligation debt with a stable outlook.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $4.20 per hour below the U.S. level. Because of this wage differential, tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries over the last several decades. Foreign workers have accounted for approximately four times the number of indigenous workers.

It is estimated that the garment industry contributes about 30% of General Fund expenditures compared to 40% just a few years ago. The decline is largely a result of the elimination of quota restrictions for World Trade Organization members in 2005. The export value of the industry dropped 13% in 2005 and 26% in 2006. Employment in the industry has dropped from 17,000 workers in 2001 to about 7,000 in 2007 and the number of factories has dropped from 34 to 16 over the same period. There is also additional legislation being considered in Congress that could negatively affect this industry further if passed including implementation of the federal minimum wage rate in the Commonwealth of the Northern Mariana Islands (CNMI) and the implementation of federal immigration laws in the islands.

The Commonwealth's gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $1.3 billion for 2006.

The tourism industry is the other large contributor to the CNMI economy. Tourism, which is largely driven by trends in Asia is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 694,888 in 1997 to 459,458 in 2003 and 435,494 in 2006. The decline is a result of many factors including the weakening of the Asian economy, SARS, the war in Iraq and most recently from the reduction in flights available from Japan to CNMI. The islands continue to be an attractive destination for the Japanese who account for 62% of all visitors.

The Commonwealth's financials have been in a deficit position since 1994.
The most recent audited financial statement is from 2005 and it identified a $132 million negative fund balance which is 85% of annual expenditures after transfers. Unaudited results from 2006 identify balanced operations. However this came as a result of the CNMI not making its annual pension contribution. The CNMI has used this measure to help balance its budget for several years, and as a result its pension funds are now seriously underfunded. Although the Commonwealth's government was able to pass a budget for fiscal 2007, it didn't have a budget for the previous three years, contributing for the lack of budget control and increasing deficits.

The population of all the islands combined was estimated at 82,500 in 2006, a 19% increase from the 2000 census.

U.S. VIRGIN ISLANDS. Approximately 108,450 people reside in the 70 small islands and cays that make up the U.S. Virgin Islands. The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990s. As such, the U.S. Virgin Islands continue to experience higher unemployment rates and lower wealth levels than realized in the U.S. The U.S. Virgin Islands are highly dependent on tourism, which accounts for approximately 80% of gross domestic product and a significant share of employment. Although the islands' tourism industry was hit hard after the events of September 11, 2001, recent statistics indicate a slight recovery. The majority of the islands' visitors arrive via cruise ships. After cruise ship arrivals fell in 2002 and 2003, they increased 11.9% in 2004. Total cruise ship arrivals decreased slightly in 2005 and 2006, but have increased 6.8% through the first quarter of 2007. Air arrivals reached an all-time high in 2005 before decreasing slightly in 2006. Hotel occupancy rates have been above 60% since 2004, including an average rate of 60.6% in 2006. In the five years prior to 2004, hotel occupancy had ranged between 55% and 58%. The unemployment rate peaked at 9.4% in 2003, but had fallen to 7.1% by the end of 2005 due to increased tourism. 71% of all non-farm jobs are in the private sector with 42.5% comprising services, including tourism employment. Manufacturing represents just more than 5.0% of employment, and construction represents about 4.5%.

The U.S. Virgin Islands government's large public sector payroll and heavy reliance on taxes as a revenue source (roughly 90% of all revenues), together with the lingering effects of several major hurricanes in the past two decades, have contributed to the government's lackluster financial performance. The government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual General Fund deficits. The cash-flow crisis in the government intensified in fiscal year 2002 due to the slumping economy and lower tax receipts. In fiscal year 2003, the government stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year ending September 30, 2003, the government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bank anticipation notes proceeds to increase the fund balance by $68.3 million. The ending fund balance of $97.2 million was equal to 16.85% of expenditures. The ensuing increases in tourism during fiscal year 2004 and fiscal year 2005 were expected to help stabilize the government's finances. Unaudited results indicate that tax revenues increased significantly in fiscal year 2004, although expenditures continued to exceed revenues. Unofficial fiscal year 2005 results show another sizeable increase in tax revenues. Coupled with a decrease in expenditures, it appears that the U.S. Virgin Islands produced a surplus in fiscal year 2005. There is no timeline for official results for fiscal year 2004 and fiscal year 2005, and there are no results of any kind for fiscal year 2006.

In October 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime. At this time, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.


POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS   The
Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.


For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Trust's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Trust's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Trust.


Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.


In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other portfolio holdings information, such as each Fund's top 10 holdings, may be released monthly on the Fund's website, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the holding is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the head of Global Investment Adviser Compliance (or his/her designee).

Exceptions to the portfolio holdings release policy will be made only when:
(1) the Trust has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's Chief Compliance Officer or his/her designee, following a request submitted in writing. The Chief Compliance Officer will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose that is served as a result of the exception.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators, including rating agencies, fund rating/ranking services and other data providers; service providers to the Trust; shareholders of a fund to whom such fund has determined to process a redemption request in-kind based upon a determination by a Funds' portfolio manager and the Trust's Chief Compliance Officer (or his/her designee) that such redemption in-kind is in the best interests of the redeeming fund and its remaining shareholders; provided, however, that the portfolio holdings information so released in advance of the actual delivery of the redemption proceeds is limited to only that information reasonably necessary to allow the shareholder to prepare for receipt of the in-kind redemption proceeds; municipal securities brokers using the Investor Tools product; and certain entities approved by the Fund's Chief Compliance Officer (or his/her designee) on a case-by-case basis, in limited circumstances, including where the release of such information is required by foreign law or regulation (in these situations, the recipient will be requested to execute a non-disclosure agreement).

The specific entities to whom the Trust may provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), FactSet, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Management Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end

o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Trust, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; BROKERAGE ANALYTICAL SERVICES: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc.; and CLASS B SHARE FINANCING: Lightning Asset Finance Limited.


In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:


o The recipient agrees to keep confidential any portfolio holdings information received until such information either is released to the public or the release is otherwise approved by the head of Global Compliance (or his/her designee) or the Trust's Chief Compliance Officer (or his/her designee);

o The recipient agrees not to trade on the non-public information received; and

o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.


In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.


Lightning Asset Finance Limited (Lightning) is the company used to finance advanced commissions for the Trust's Class B shares and is a 49% owned subsidiary of Franklin Resources, Inc. Lightning receives portfolio holdings information on a weekly basis, with no time lag. Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Trust's Class B shares. The global hedge is not specific to the Trust but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Trust and also has agreed not to purchase or sell or sell short any individual stocks held by the Trust based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Trust, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Trust's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Trust shares, and has established precautionary measures so that its personnel may not use the Trust's portfolio information for the purpose of trading in Trust shares or for any other unauthorized trading. Although neither the Trust nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolio holdings.

The Trust's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Trust's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will report to the board on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.



INDEPENDENT BOARD MEMBERS
-------------------------
                                          NUMBER OF
                                          PORTFOLIOS
                                          IN FUND COMPLEX
NAME, YEAR OF                LENGTH OF    OVERSEEN BY     OTHER DIRECTORSHIPS
BIRTH AND ADDRESS  POSITION  TIME SERVED  BOARD MEMBER*          HELD
-------------------------------------------------------------------------------

Harris J. Ashton  Trustee    Since 1984      139        Director, Bar-S Foods
(1932)                                                  (meat packing company).
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers (until 1998).
-------------------------------------------------------------------------------

Robert F.          Trustee     Since April   120           None
Carlson (1928)                 2007
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-------------------------------------------------------------------------------

Sam Ginn (1937)    Trustee      Since April   120         Director, Chevron
One Franklin                    2007                      Corporation (global
Parkway                                                   energy company) and
San Mateo, CA                                             ICO Global
94403-1906                                                Communications
                                                          (Holdings) Limited
                                                          (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive Officer, AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).
-------------------------------------------------------------------------------

Edith E. Holiday   Trustee       Since 1998    139         Director, Hess
(1952)                                                     Corporation
One Franklin                                               (formerly, Amerada
Parkway                                                    Hess Corporation)
San Mateo, CA                                              (exploration and
94403-1906                                                 refining of oil and
                                                           gas), H.J. Heinz
                                                           Company (processed
                                                           foods and allied
                                                           products), RTI
                                                           International Metals,
                                                           Inc. (manufacture and
                                                           distribution of
                                                           titanium), Canadian
                                                           National Railway
                                                           (railroad) and White
                                                           Mountains Insurance
                                                           Group, Ltd. (holding
                                                           company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------

Frank W.T.         Trustee          Since 1984    120      Director, Center for
LaHaye (1929)                                              Creative Land
One Franklin                                               Recycling
Parkway                                                    (redevelopment).
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-------------------------------------------------------------------------------

Frank A. Olson     Trustee          Since 2005    139      Director, Hess
(1932)                                                     Corporation
One Franklin                                               (formerly, Amerada
Parkway San                                                Hess Corporation)
Mateo, CA                                                  (exploration and
94403-1906                                                 refining of oil and
                                                           gas) and Sentient Jet
                                                           (private jet
                                                           service); and
                                                           FORMERLY, Director,
                                                           Becton Dickinson and
                                                           Company (medical
                                                           technology), Cooper
                                                           Industries, Inc.
                                                           (electrical products
                                                           and tools and
                                                           hardware), Health
                                                           Net, Inc. (formerly,
                                                           Foundation Health)
                                                           (integrated managed
                                                           care), The Hertz
                                                           Corporation (car
                                                           rental), Pacific
                                                           Southwest Airlines,
                                                           The RCA Corporation,
                                                           Unicom (formerly,
                                                           Commonwealth Edison),
                                                           UAL Corporation
                                                           (airlines) and White
                                                           Mountains Insurance
                                                           Group, Ltd. (holding
                                                           company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
-------------------------------------------------------------------------------

Larry D.          Trustee          Since April   139           None
Thompson                           2007
(1945)
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
-------------------------------------------------------------------------------

John B. Wilson     Trustee         Since April   120           None
(1959)                             2007
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).
-------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------

                                          NUMBER OF
                                          PORTFOLIOS
                                          IN FUND COMPLEX
NAME, YEAR OF                LENGTH OF    OVERSEEN BY     OTHER DIRECTORSHIPS
BIRTH AND ADDRESS  POSITION  TIME SERVED  BOARD MEMBER*          HELD
-------------------------------------------------------------------------------

**Charles B.      Trustee and   Since 1984    139           None
Johnson (1933)    Chairman of
One Franklin      the Board
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

**Gregory E.       Trustee      Since April    91           None
Johnson (1961)                  2007
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Vice President and Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Sheila Amoroso    Vice President   Since 2000    Not           Not Applicable
(1959)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Rafael R.         Vice President   Since 2000    Not           Not Applicable
Costas, Jr.                                      Applicable
(1965)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

James M. Davis    Chief            Chief         Not           Not Applicable
(1952)            Compliance       Compliance    Applicable
One Franklin      Officer and      Officer
Parkway           Vice President   since 2004
San Mateo, CA     - AML Compliance and Vice
94403-1906                         President-AML
                                   Compliance
                                   since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-------------------------------------------------------------------------------

Laura Fergerson   Treasurer        Since 2004    Not           Not Applicable
(1962)                                           Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-------------------------------------------------------------------------------

Jimmy D. Gambill  Senior Vice        Since 2002    Not           Not Applicable
(1947)            President and                    Applicable
500 East Broward  Chief Executive
Blvd.             Officer-Finance
Suite 2100 Fort   and
Lauderdale, FL    Administration
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

David P. Goss     Vice President   Since 2000    Not           Not Applicable
(1947)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------

Rupert H.         President and    President     Not           Not Applicable
Johnson, Jr.      Chief Executive  since 1993    Applicable
(1940)            Officer -        and Chief
One Franklin      Investment       Executive
Parkway           Management       Officer -
San Mateo, CA                      Investment
94403-1906                         Management
                                   since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Karen L.          Vice President   Since 2006    Not           Not Applicable
Skidmore          and Secretary                  Applicable
(1952)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Craig S. Tyle     Vice President   Since 2005    Not           Not Applicable
(1960)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-------------------------------------------------------------------------------

Galen G. Vetter   Chief Financial  Since 2004    Not           Not Applicable
(1951)            Officer and                    Applicable
500 East Broward  Chief
Blvd.             Accounting
Suite 2100 Fort   Officer
Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-------------------------------------------------------------------------------

Thomas Walsh      Vice President   Since 2000    Not           Not Applicable
(1961)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Funds' investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to July 1, 2007, S. Joseph Fortunato, Rupert H. Johnson and Gordon S. Macklin ceased to be a trustee of the Trust.

The Trust's noninterested board members constitute the sole noninterested board members of 28 funds in the Franklin Templeton Investments complex for which each noninterested board member currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at board meetings, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $40,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The foregoing fee arrangements went into effect June 1, 2007, and the following table reflects fees paid prior to such date under arrangements then in effect.

                                                                  NUMBER
                                           TOTAL FEES           OF BOARDS
                                          RECEIVED FROM        IN FRANKLIN
                            TOTAL FEES      FRANKLIN            TEMPLETON
                             RECEIVED       TEMPLETON          INVESTMENTS
                             FROM THE      INVESTMENTS(2)     ON WHICH EACH
NAME                        TRUST(1) ($)       ($)              SERVES(3)
------------------------------------------------------------------------------

Harris J. Ashton              27,137         409,510               42
Robert F. Carlson              N/A           132,523               27
S. Joseph Fortunato(4)        15,368         292,948              N/A
Sam Ginn                       N/A             N/A                 27
Edith E. Holiday              28,453         422,501               42
Frank W.T. LaHaye             31,951         225,560               28
Gordon S. Macklin(5)          15,418         302,820              N/A
Frank A. Olson                35,579         373,818               41
Larry D. Thompson              N/A           147,950               40
John B. Wilson                 N/A           117,917               27

1. For the fiscal year ended February 28, 2007.
2. For the calendar year ended December 31, 2006.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Retired, September 5, 2006.
5. Retired, September 12, 2006.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2006.

INDEPENDENT BOARD MEMBERS
--------------------------
                                                          AGGREGATE
                                                       DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN
                                                      ALL FUNDS OVERSEEN
                                                         BY THE BOARD
                            DOLLAR RANGE OF             MEMBER IN THE
NAME OF                     EQUITY SECURITIES         FRANKLIN TEMPLETON
BOARD MEMBER                 IN EACH FUND                FUND COMPLEX
---------------------------------------------------------------------------
Harris J. Ashton                  None                   Over $100,000
Robert F. Carlson                 None                   Over $100,000
Sam Ginn                          None                   Over $100,000
Edith E. Holiday                  None                   Over $100,000
Frank W.T. LaHaye                 None                   Over $100,000
Frank A. Olson                    None                   Over $100,000
Larry D. Thompson                 None                   Over $100,000
John B. Wilson                    None                   Over $100,000


INTERESTED BOARD MEMBERS
-------------------------
                                                          AGGREGATE
                                                       DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN
                                                      ALL FUNDS OVERSEEN
                                                         BY THE BOARD
                            DOLLAR RANGE OF             MEMBER IN THE
NAME OF                     EQUITY SECURITIES         FRANKLIN TEMPLETON
BOARD MEMBER                 IN EACH FUND                FUND COMPLEX
---------------------------------------------------------------------------
Charles B. Johnson                None                   Over $100,000
Gregory E. Johnson                None                   Over $100,000


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust:
Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson.


The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.


When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151, and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.


The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.


During the fiscal year ended February 28, 2007, the Audit Committee met four times; the Nominating Committee met six times.


FAIR VALUATION AND LIQUIDITY
-------------------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Funds and that the required level of liquidity
is maintained.   The manager has formed a Valuation & Liquidity Oversight
Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


MANAGEMENT FEES  Each Fund pays the manager a fee equal to an annual rate of:

o 0.625% of 1% of the value of its net assets up to and including $100 million; and

o 0.500% of 1% of the value of its net assets over $100 million and not over $250 million; and

Effective May 1, 2005 each Fund pays the manager a fee equal to an annual rate of:

o 0.450% of 1% of the value of its net assets over $250 million and not over $10 billion; and

o 0.440% of 1% of the value of net assets over $10 billion and not over $12.5 billion; and

o 0.420% of 1% of the value of net assets over $12.5 billion and not over $15 billion; and

o 0.400% of 1% of the value of net assets over $15 billion and not over $17.5 billion; and

o 0.380% of 1% of the value of net assets over $17.5 billion and not over $20 billion; and

o  0.360% of 1% of the value of net assets in excess of $20 billion.


The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.


For the last three fiscal years ended February 28, 2007, 2006, and 2005, the Funds paid the following management fees:

                                        MANAGEMENT FEES PAID ($)
                        -------------------------------------------------------
                                2007              2006              2005
-------------------------------------------------------------------------------
Alabama Fund                 1,491,234         1,446,005         1,394,080
Florida Fund                 7,949,255         7,928,025         7,837,345
Georgia Fund                 1,425,197         1,279,153         1,138,732
Kentucky Fund(1)               780,547           686,657           591,849
Louisiana Fund               1,264,369         1,196,324         1,139,987
Maryland Fund                2,307,009         2,077,600         1,946,779
Missouri Fund                3,185,733         2,973,046         2,744,254
North Carolina Fund          3,301,870         2,756,808         2,452,095
Virginia Fund                2,665,367         2,521,845         2,368,678


1. For the fiscal years ended February 28, 2007, 2006, and 2005, management fees, before any advance waiver, totaled $813,571, $721,839, and $680,244, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.

PORTFOLIO MANAGERS This section reflects information about the portfolio managers as of February 28, 2007.


The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:



                             ASSETS OF                  ASSETS OF
                               OTHER                  OTHER POOLED
               NUMBER OF    REGISTERED    NUMBER OF    INVESTMENT                ASSETS OF
                 OTHER      INVESTMENT      OTHER       VEHICLES                   OTHER
               REGISTERED    COMPANIES      POOLED       MANAGED     NUMBER OF    ACCOUNTS
               INVESTMENT     MANAGED     INVESTMENT     (X $ 1        OTHER      MANAGED
               COMPANIES      (X $ 1       VEHICLES     MILLION)     ACCOUNTS      (X $ 1
NAME           MANAGED(1)   MILLION)(1)    MANAGED                    MANAGED     MILLION)
---------------------------------------------------------------------------------------------
James Conn        14         12,934.0         0            N/A           0          N/A
Joseph             5          1,860.4         0            N/A           0          N/A
Gotelli
Carrie            11         12,934.1         0            N/A           0          N/A
Higgins
John Pomeroy      10         11,401.0         0            N/A           0          N/A
Francisco          5         15,687.6         0            N/A           0          N/A
Rivera
John Wiley         8         25,363.7         0            N/A           0          N/A
Stella Wong        6          3,618.4         0            N/A           0          N/A



1. These figures represent registered investment companies other than the Funds that are included in this SAI.

Portfolio managers that provide investment services to a Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.


CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Funds may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.


The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.


The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION.   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

   BASE SALARY  Each portfolio manager is paid a base salary.


   ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


   o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

   o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

   o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

   ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of February 28, 2007 (such amounts may change from time to time):

                                   DOLLAR RANGE
                                  OF FUND SHARES
PORTFOLIO MANAGER                BENEFICIALLY OWNED
--------------------------------------------------------
James Conn                            None
Joseph Gotelli                        None
Carrie Higgins                        None
John Pomeroy                          None
Francisco Rivera                      None
John Wiley                            None
Stella Wong                           None



ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;

o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;

o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of each Fund's average daily net assets over $1.2 billion.


During the last three fiscal years ended February 28, 2007, 2006, and 2005, the manager paid FT Services the following administration fees:

                                        ADMINISTRATION FEES PAID ($)
                           ----------------------------------------------------
                                 2007               2006             2005
 ------------------------------------------------------------------------------
 Alabama Fund                  402,363            388,458          374,202
 Florida Fund                1,856,491          1,855,538        1,839,000
 Georgia Fund                  382,465            340,083          303,933
 Kentucky Fund                 206,462            178,740          167,038
 Louisiana Fund                337,516            318,209          304,041
 Maryland Fund                 647,236            576,203          539,726
 Missouri Fund                 910,486            845,044          775,718
 North Carolina Fund           943,418            779,977          688,832
 Virginia Fund                 754,417            710,316          664,875

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.


Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by a Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Funds' independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the last three fiscal years ended February 28, 2007, 2006, and 2005, the Funds did not pay any brokerage commissions.

As of February 28, 2007, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS Each multiclass Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.


RISKS OF TAX-EXEMPT SECURITIES. Two residents of the Commonwealth of Kentucky who paid income tax on the interest they earned on out-of-state municipal obligations brought suit against the state's Department of Revenue, claiming that the state's tax policy illegally burdened interstate commerce. In early 2006, a Kentucky Appellate Court agreed with these residents that the state's policy was unconstitutional. The Kentucky Supreme Court declined to review this decision, and the U.S. Supreme Court has now granted CERTIORARI to hear this case in their 2007-2008 term (DAVIS V. DEPARTMENT OF REVENUE). The U.S. Supreme Court may reverse the Kentucky Appeals Court, in which case there will be no change in the operation of the Fund, or it may affirm the decision of this court, in which case Kentucky (and possible all other states) may be required to give equal treatment to all municipal obligations. In the latter case, each state legislature will be required to assess any current tax policy that gives preferential treatment to in-state municipal obligations and pass new legislation that will either exempt all in-state and out-of-state municipal obligations from taxation, or cause all of the interest earned on these obligations to become taxable for state personal income tax reporting. This change to the taxation of municipal obligation interest, if made, would cause all of the exempt-interest dividends paid by the Fund to be taxable to you on your state personal income tax return, and may cause the Fund's net asset value to decrease. The U.S. Supreme Court may also remand this case to the Kentucky Supreme Court or Appellate Court for further proceedings consistent with its ruling, in which case the outcome and impact of its decision will not be known until these proceedings are complete.

Corporate shareholders should be advised that these personal income tax rules may not apply to them, and that these exempt-interest dividends may be taxable for state franchise or income tax reporting. Additionally, if a Fund's dividends are currently exempt to corporate shareholders in a given state, and the DAVIS case is affirmed by the U.S. Supreme Court, state legislatures may be required to make changes in their treatment of the interest earned on state and local obligations, and by extension, on exempt-interest dividends. These changes may be unfavorable to corporate shareholders (irrespective of whether or not they are favorable to individual shareholders). Corporate shareholders should talk to their tax advisors about the impact of this case on their income reporting obligations.


TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income are taxable to you as ordinary income. Because each Fund invests primarily in tax-exempt debt securities, none anticipate that any of their dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

DISTRIBUTIONS OF CAPITAL GAINS Each Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.


Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar years 2008 through 2010 is further reduced from 5% to 0%. These reduced rates of taxation of capital gain dividends and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable or tax-exempt income or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, depending on how long you owned your shares.


The automatic conversion of Class B shares to Class A shares in the same Fund will be tax-free for federal income tax reporting purposes. Shareholders should talk to their tax advisors regarding the state and local tax consequences of this or any other conversion of shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


DEFERRAL OF BASIS. (CLASS A ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:


IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


TAX CERTIFICATION AND BACKUP WITHHOLDING Tax laws require that you certify your tax information when you become an investor in a Fund. For U.S. residents and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your distributions and sales proceeds unless you:


o  provide your correct Social Security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).


The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Under the 2005 Tax Act, shareholders subject to backup withholding will be subject to withholding at a rate of 28% on any reportable payments that they receive from the Fund, including any exempt-interest dividends paid to them, even though this income is not taxable.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because each Fund's income primarily is derived from investments earning interest rather than dividend income, generally NONE of its income dividends will be eligible for this deduction.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For the same reason, NONE of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind
(PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a Fund to non-U.S. investors. Exempt-interest dividends and capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The 2004 Tax Act also exempts from U.S. withholding tax most dividends paid by a Fund from U.S. source taxable interest income and net short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor, but this provision is due to sunset for any Fund distributions paid from income earned by the Fund on or after March 1, 2008. If you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, any short-term capital gain dividends and capital gain distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any taxable and tax-exempt dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person. See the discussion below for "TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS." Any Fund taxable dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require you to file a U.S. income tax return.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying before January 1, 2008. The amount treated as exempt is based on the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating exempt-interest income or constitute other property not within the United States.

TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.


U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in a Fund. You should consult your personal tax advisor for advice on these consequences.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------


Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was initially organized as a Massachusetts business trust in September 1984, was converted to a Delaware statutory trust effective July 1, 2007, and is registered with the SEC.

Each Fund, except the Florida and Kentucky Funds, currently offers two classes of shares, Class A and Class C. The Florida Fund currently offers three classes of shares, Class A, Class B and Class C. The Kentucky Fund offers only one share class. Shares of the Fund are considered Class A shares for redemption, exchange and other purposes. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Funds may offer additional classes of shares in the future. The full title of each class is:

o Franklin Alabama Tax-Free Income Fund - Class A
o Franklin Alabama Tax-Free Income Fund - Class C
o Franklin Florida Tax-Free Income Fund - Class A
o Franklin Florida Tax-Free Income Fund - Class B
o Franklin Florida Tax-Free Income Fund - Class C
o Franklin Georgia Tax-Free Income Fund - Class A
o Franklin Georgia Tax-Free Income Fund - Class C
o Franklin Kentucky Tax-Free Income Fund
o Franklin Louisiana Tax-Free Income Fund - Class A
o Franklin Louisiana Tax-Free Income Fund - Class C
o Franklin Maryland Tax-Free Income Fund - Class A
o Franklin Maryland Tax-Free Income Fund - Class C
o Franklin Missouri Tax-Free Income Fund - Class A
o Franklin Missouri Tax-Free Income Fund - Class C
o Franklin North Carolina Tax-Free Income Fund - Class A
o Franklin North Carolina Tax-Free Income Fund - Class C
o Franklin Virginia Tax-Free Income Fund - Class A
o Franklin Virginia Tax-Free Income Fund - Class C


Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Funds, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of June 1, 2007, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
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Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.


INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:


o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.


After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.


If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.


WAIVERS FOR CERTAIN INVESTORS. The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue
   Code.   Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you.


o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies


o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates


o  Assets held in accounts managed by a subsidiary of Franklin Resources,
   Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust


o Certain unit investment trusts and their holders reinvesting distributions from the trusts


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if
   (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets

o Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.


Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter -
Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments out of their own assets to securities dealers that sell shares of Franklin Templeton funds:


MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.


As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of NASD member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2007:

Advantage Capital Corporation, AG Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Chase Investment Services Corp., Citicorp Investment Services, Comerica Securities, Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Jefferson Pilot Securities Corporation, Legend Equities Corporation, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, United Planners Financial Services, U.S. Bancorp Investments, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., Wells Fargo Investments, LLC, WM Financial Services, Inc.


Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN      THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM           YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------------
1 Year                                                 4
2 Years                                                4
3 Years                                                3
4 Years                                                3
5 Years                                                2
6 Years                                                1
7 Years                                                0

CDSC WAIVERS.  The CDSC for any share class generally will be waived for:


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if
   (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.


o  Account fees

o Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the
prospectus.   Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, a Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28, 2007, 2006, and 2005:


                                                               AMOUNT
                                                             RECEIVED IN
                                                             CONNECTION
                                                                WITH
                                TOTAL          AMOUNT        REDEMPTIONS
                             COMMISSIONS     RETAINED BY         AND
                              RECEIVED       DISTRIBUTORS    REPURCHASES
                                 ($)            ($)              ($)
 ---------------------------------------------------------------------------
 2007
 Alabama Fund                  579,176         86,978            447
 Florida Fund                1,796,462        270,499        149,597
 Georgia Fund                  639,970         93,909          6,974
 Kentucky Fund                 449,387         61,559             --
 Louisiana Fund                811,063        127,513          5,346
 Maryland Fund               1,251,443        199,979         18,365
 Missouri Fund               2,096,138        306,262          9,517
 North Carolina Fund         2,384,172        364,583         18,659
 Virginia Fund               1,161,729        184,391         14,866

 2006
 Alabama Fund                  558,238         80,270          1,170
 Florida Fund                2,599,817        400,041        140,683
 Georgia Fund                  703,776         97,934          4,044
 Kentucky Fund                 533,374         74,756             --
 Louisiana Fund                805,889        113,794          9,266
 Maryland Fund               1,285,059        191,225          7,082
 Missouri Fund               1,990,848        272,627          4,805
 North Carolina Fund         2,401,123        348,096         12,990
 Virginia Fund               1,377,519        202,375         11,876

 2005
 Alabama Fund                  434,828         63,298         11,884
 Florida Fund                2,062,111        294,309        187,235
 Georgia Fund                  388,084         51,912          8,868
 Kentucky Fund                 231,760         32,957            131
 Louisiana Fund                513,426         69,920          1,408
 Maryland Fund                 803,026        111,885         12,996
 Missouri Fund               1,386,908        190,261          4,071
 North Carolina Fund         1,048,391        155,214          8,515
 Virginia Fund                 807,001        110,376          8,209


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.


THE CLASS A PLAN. Each Fund may pay up to 0.10% per year of Class A's average daily net assets.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When a Fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.


For the fiscal year ended February 28, 2007, the amounts paid by the Funds pursuant to the Class A plan were:


                                    ALABAMA       FLORIDA      GEORGIA     KENTUCKY    LOUISIANA
                                      FUND           FUND         FUND       FUND         FUND
                                       ($)            ($)          ($)          ($)        ($)
----------------------------------------------------------------------------------------------------

Advertising                           8,641         57,359        5,324       1,750      3,075
Printing and mailing
 prospectuses other
 than to current
 shareholders                           713          3,914          504         277        373
Payments to
 underwriters                         5,227         27,297        4,730       1,879      3,288
Payments to
 broker-dealers                     223,029      1,421,824      201,171     131,344    192,122
Other                                   -              -            -           -          -
                                 ------------------------------------------------------------------
Total                               237,610      1,510,394      211,729     135,250    198,858
                                 ==================================================================


                                                                  NORTH
                                    MARYLAND      MISSOURI       CAROLINA   VIRGINIA
                                      FUND          FUND           FUND       FUND
                                      ($)           ($)             ($)       ($)
----------------------------------------------------------------------------------------

Advertising                           6,809         47,823        8,716      14,517
Printing and mailing
 prospectuses other
 than to current
 shareholders                           594          3,089          652         937
Payments to
 underwriters                         6,809         39,265       12,268      10,307
Payments to
 broker-dealers                     371,512        626,974      532,829     454,244
Other                                  -              -             -           -
                                 ----------------------------------------------------
Total                               385,724        717,151      554,465     480,005
                                 ====================================================


THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Florida Fund pursuant to the plan for the fiscal year ended February 28, 2007, were:

                                 FLORIDA FUND
                                     ($)
----------------------------------------------

Advertising                           -
Printing and mailing
 prospectuses other
 than to current
 shareholders                         -
Payments to
 underwriters                         -
Payments to                         94,827
 broker-dealers
Other                              320,477
                                 -------------
Total                              415,304
                                 =============

Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 28, 2007, were:


                         ALABAMA    FLORIDA     GEORGIA    KENTUCKY  LOUISIANA
                          FUND       FUND        FUND        FUND      FUND
                           ($)        ($)         ($)        ($)        ($)
-----------------------------------------------------------------------------

Advertising               1,873      8,517       2,080         -         883
Printing and mailing
 prospectuses other
 than to current
 shareholders               152        577         194         -         108
Payments to
 underwriters             1,688      6,979       2,551         -       1,422
Payments to
 broker-dealers         233,955    903,236     296,832         -     154,939
Other                       -          -            -          -
                       ------------------------------------------------------
Total                   237,668    919,309     301,657       -       157,352
                       ======================================================


                                                  NORTH
                           MARYLAND    MISSOURI  CAROLINA      VIRGINIA
                             FUND        FUND      FUND          FUND
                             ($)         ($)       ($)            ($)
--------------------------------------------------------------------------

Advertising                2,545       5,625       4,766         2,653
Printing and mailing
 prospectuses other
 than to current
 shareholders                216         368         360           169
Payments to
 underwriters              3,807       4,694       6,345         2,887
Payments to
 broker-dealers          413,738     471,689     680,772       338,587
Other                        -           -           -             -
                         -------------------------------------------------
Total                    420,306     482,376     692,243       344,296
                         =================================================


THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula is used to calculate these figures:


      n
P(1+T)  = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula is used to calculate these figures:


      n
P(1+T)  = ATV
             D

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on
      distributions)
n  =  number of years
ATV  =   ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula is used to calculate these figures:


      n
P(1+T)   = ATV
              DR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on
      distributions and redemptions)
n  =  number of years
ATV   =  ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period.

The following SEC formula is used to calculate these figures:


                    6
Yield = 2 [(a-b + 1)  - 1]
            ---
            cd

where:

a  =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any.


From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.


CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Funds.


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $620 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 111 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages $55 billion in municipal security assets for over 630,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2007, taxes could cost $42.01 on every $100 earned from a fully taxable investment (based on the combination of the highest federal tax rate of 35.0%, and a combined state and local tax rate of 10.78% as of January 1, 2007 (before the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. This factor may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of a Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its ~generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are continuing.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

FITCH RATINGS (FITCH)

INVESTMENT GRADE

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable future developments.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BELOW INVESTMENT GRADE

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Plus (+) or minus (-) signs may be appended to a rating to denote relative status within major rating categories. Plus or minus signs are not used with the AAA, CC, C, DDD, DD or D categories.


MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels-MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ~rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

Fitch's short-term ratings apply to debt obligations that have a time horizon of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues in the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable economic and business environment.

D: Default. Actual or imminent payment default.

STATE TAX TREATMENT
-------------------------------------------------------------------------------

The following information on the state income tax treatment of dividends from the Funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ALABAMA Under Section 40-18-14(3)f of the Alabama Code, interest on obligations of the state of Alabama and any of its counties, municipalities or other political subdivisions is exempt from personal income tax. Section 40-18-14(3)d provides similar tax-exempt treatment for interest on exempt obligations of the U.S. government or its possessions. In addition, the position of the Alabama Department of Revenue, as reflected in the instructions to Form 40, Alabama Individual Income Tax Return, is that dividends derived from interest on United States obligations and/or Alabama municipal obligations that are received from a regulated investment company, such as the Alabama Fund, are exempt from the Alabama individual income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations or obligations of other states and their political subdivisions. To the extent such investments are made by the fund, distributions from those investments generally will be taxable.

Any distributions of capital gains earned by the fund are fully includable in each individual shareholder's Alabama taxable income and are currently taxed at ordinary income tax rates.


FLORIDA does not presently impose a personal income tax. Until January 1, 2007, Florida imposed an intangible personal property tax on intangible property having a taxable situs in Florida. This tax was imposed on the value of certain intangible personal property, including shares of a mutual fund unless such shares qualified for an exemption. Effective January 1, 2007, the State of Florida repealed the annual intangible personal property tax.


GEORGIA Under Section 48-7-27(b)(1)(A) of the Georgia Code, interest on obligations of the state of Georgia and its political subdivisions, which is not otherwise included in federal adjusted gross income, is exempt from the state's individual income tax. Likewise, under Section 48-7-27(b)(2) interest on exempt obligations of the U.S. government, its territories and possessions (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), or of any authority, commission, or instrumentality of the U.S. government also is exempt from the state's individual income tax. According to the instructions to Georgia's personal income tax return, distributions from the Georgia Fund attributable to interest on obligations of the state of Georgia and its political subdivisions and, apparently, to interest on obligations of the U.S. government, its territories and possessions, will be excluded from the Georgia individual income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by a fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of capital gains earned by the fund are fully included in each individual shareholder's Georgia taxable income and are currently taxed at ordinary income tax rates.


KENTUCKY Pursuant to Kentucky Revised Statute 141.010(10)(a), income that is exempt from state taxation under the Kentucky Constitution and the Constitution and statutory laws of the United States and Kentucky is excluded from the Kentucky individual income tax base. This should include interest earned on exempt obligations of the U.S. government, its agencies and instrumentalities, or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and obligations issued by the Commonwealth of Kentucky or its political subdivisions. Under Kentucky Income Tax Revenue Policy 42P161 (as revised December 1, 1990), dividends from regulated investment companies, such as the Kentucky Fund, which are derived from such exempt obligations, also will be exempt from state income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the Kentucky Fund are generally includable in each shareholder's Kentucky adjusted gross income and are taxed at ordinary income tax rates. Kentucky Revenue Circular 40C003 also states that gain from the sale of some U.S. government and Kentucky obligations may be exempt from state income tax, but the availability of the exemption depends upon the specific legislation authorizing the bonds. A specific opinion may be requested from the Kentucky Revenue Cabinet.

The tax treatment of distribution to individual shareholders described above may be different for corporate shareholders. Accordingly, corporations should consult their tax advisor regarding the tax consequences of an investment in the Kentucky Fund.


LOUISIANA Under Section 47:293(6)(b) of Louisiana's individual income tax law, interest earned on exempt obligations of the state of Louisiana or its political subdivisions, is exempt from the Louisiana individual income tax. The instructions to the Louisiana individual income tax return (Form IT-540) provides that interest from U.S. government obligations are also exempt. Distributions from a regulated investment company, such as the Louisiana Fund, also will be exempt from the Louisiana individual income tax to the extent that they are derived from interest earned on such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Louisiana taxable income and are currently taxed at ordinary income tax rates.

MARYLAND Distributions from the Maryland Fund attributable to interest on obligations of the state of Maryland and its political subdivisions are excluded from Maryland's personal income tax. Under Section 10-207(c) of the Tax General Article, interest attributable to exempt obligations of the U.S. government and any authority, commission, instrumentality, possession or territory of the U.S. (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) also is exempt from Maryland's personal income tax. Under Section 10-207(c-1), this exemption is extended to distributions from a regulated investment company, such as the Maryland Fund, to the extent such distributions are paid out of interest earned on exempt obligations of the U.S. government or its agencies and possessions (including Puerto Rico, Guam and the U.S. Virgin Islands). Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Pursuant to Maryland Administrative Release No. 5 distributions of capital gains by the Maryland Fund that are derived from gain realized from the sale or exchange of obligations issued by the state of Maryland or its political subdivisions also may be exempt from Maryland's personal income tax. Distributions of capital gains earned by the fund on non-Maryland obligations and gains from the sale of shares of the Maryland Fund are includable in each shareholder's Maryland adjusted gross income and are taxed at ordinary income tax rates.

MISSOURI Under Section 143.121 of the Revised Statutes of Missouri, interest earned on exempt obligations of the U.S. government, its authorities, commissions, instrumentalities, possessions or territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), or the state of Missouri, its political subdivisions or authorities are exempt from Missouri personal income tax. Under Missouri's income tax regulations (Title 12, Section 10-2.155), a regulated investment company such as the Missouri Fund may pass the tax-exempt character of such interest through to its shareholders. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Missouri taxable income and are currently taxed at ordinary income tax rates.


The tax treatment of distribution to individual shareholders described above may be different for corporate shareholders. Accordingly, corporations should consult their tax advisor regarding the tax consequences of an investment in the Missouri Fund.

NORTH CAROLINA Section 105-134.6(b)(1) of the North Carolina General Statutes provides that interest on exempt obligations of the U.S. government, or its possessions, (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and exempt obligations of the state of North Carolina or its political subdivisions are exempt from state income tax. Pursuant to a North Carolina Department of Revenue Individual Income Tax Technical Bulletin No. X, dated January 4, 2007, dividends received from a regulated investment company, such as the North Carolina Fund, are exempt from personal income tax to the extent that the distributions are derived from interest on such exempt obligations and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the regulated investment company consist of exempt obligation of North Carolina or its political subdivisions. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Distributions of capital gains from the sale of certain North Carolina obligations issued before July 1, 1995, may be exempt from taxation for the fund's individual shareholders. Distributions of all net short-term capital gain and net long-term capital gain earned by the fund on all other North Carolina obligations and on non-North Carolina obligations are includable in each shareholder's North Carolina taxable income and are currently taxed at ordinary income rates.

In a case captioned DUNN V. STATE OF NORTH CAROLINA, the North Carolina Court of Appeals recently affirmed a lower court's certification of a class of taxpayers, for purposes of pursuing a class action lawsuit, who paid income tax on interest earned or accrued on municipal securities of states other than North Carolina and its political subdivisions. The taxpayers contend that North Carolina impermissibly imposed tax on individual and corporate taxpayers on interest received on municipal securities issued by non-North Carolina state and local governments, while not taxing interest received on municipal bonds issued by North Carolina and its political subdivisions. The North Carolina Supreme Court recently agreed to review issues relating to the class-certification. If the plaintiffs in Dunn are ultimately successful on the merits of the case, the decision could impact that tax status of the North Carolina Fund's distributions for state tax purposes and could negatively impact the value of securities held by the Fund and, therefore, the value of Fund shares. Any decision on the merits in Dunn likely will be dependent upon the U.S. Supreme Court's decision in DAVIS V. DEPARTMENT OF REVENUE (see above under "Risks of Tax-Exempt Securities" for more information on Davis).

VIRGINIA   Sections 58.1-322 and 58.1-402 of the Code of Virginia provides that interest and gains on obligations of the state of Virginia, its political subdivisions, and instrumentalities and income derived from direct obligations of the U.S. government or its authorities, commission, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from state income tax. Under Title 23, Virginia Administrative Code 10-110-142 and 10-10-102, distributions from a regulated investment company, such as the Virginia Fund, also will be exempt from state income tax to the extent attributable to interest received by the Virginia Fund from such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.


Distributions of net short-term and net long-term capital gains earned by the fund from taxable obligations are included in each shareholder's Virginia taxable income and are currently taxed at ordinary income tax rates.














































JULY 1, 2007


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS CLASS




FRANKLIN TAX-FREE TRUST



FRANKLIN ARIZONA TAX-FREE INCOME FUND
FRANKLIN COLORADO TAX-FREE INCOME FUND
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
FRANKLIN DOUBLE TAX-FREE INCOME FUND
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
FRANKLIN OREGON TAX-FREE INCOME FUND
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND











[Insert FRANKLIN TEMPLETON INVESTMENTS logo]                TF3









CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Goals and Strategies            2

Main Risks                      5

Performance                    10


Fees and Expenses              23


Management                     32

Distributions and Taxes        40


Financial Highlights           45


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class          69

Buying Shares                   79

Investor Services               82

Selling Shares                  85

Exchanging Shares               88

Account Policies                95

Questions                      104


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

GOALS AND STRATEGIES

GOALS

The Federal Intermediate-Term Fund's investment goal and the Federal Limited-Term Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investment management and the preservation of shareholders' capital.

The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

The Double Tax-Free Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from state personal income taxes, as is consistent with prudent investment management and the preservation of shareholders' capital.

Each state Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes, if any, for resident shareholders of that Fund's state as is consistent with prudent investment management and the preservation of shareholders' capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, each Fund invests at least 80% of its assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. Each Fund applies this test to its net assets, except for the Federal Intermediate-Term Fund and the Federal Limited-Term Fund, each of which applies this test to its total assets. In addition, under normal market conditions, each state Fund invests at least 80% of its assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. The Double Tax-Free Fund also normally invests at least 80% of its net assets in securities whose interest is free from state personal income taxes. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of a Fund's net assets (or total assets with respect to the Federal Intermediate-Term Fund and the Federal Limited-Term Fund) may be invested in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

Each Fund, except the High Yield Fund, only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The High Yield Fund may invest in securities rated in any rating category, including defaulted securities.

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

None of the Funds have restrictions on the maturity of the securities they may buy; however, the Federal Intermediate-Term Fund maintains a dollar-weighted average portfolio maturity of three to 10 years and the Federal Limited-Term Fund maintains a dollar-weighted average portfolio maturity of five years or less.

The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. When selecting securities for the High Yield Fund's portfolio, the manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher and lower-rated securities justifies the higher risk of lower-rated securities.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goal.

MAIN RISKS

INTEREST RATE

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, a Fund's yield, and the value of your investment in that Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

Tax-Exempt Securities

While each Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service, or a state tax authority, as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund's shares, to decline.



STATE

Since each state Fund invests predominately in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund involves more risk than an investment in a fund that does not focus on securities of a single state.

To the extent the Federal Intermediate-Term, Federal Limited-Term, High Yield or Double Tax-Free Funds are invested in a state, events in that state may affect their investments and their performance.

U.S. TERRITORIES

Each Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.

CREDIT

An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent that a Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

INCOME

Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.

MARKET

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

LOWER-RATED SECURITIES. Securities rated below the top four ratings, sometimes called "junk bonds," generally have more credit risk than higher-rated securities, and have greater potential to become distressed or to default. The High Yield Fund may invest up to 100% of its assets in lower-rated securities. None of the other Funds invests in securities rated below the top four ratings; however if the rating of a security is lowered, each Fund may continue to hold the investment.

The risk of default or price changes due to changes in the issuer's credit quality is greater with lower-rated securities. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers also are more likely to encounter financial difficulties and to be materially affected by these difficulties when they encounter them. The market price of lower-rated, high yield securities may fluctuate more than higher-rated securities and may decline significantly in periods of general or regional economic difficulty. Prices are especially sensitive to developments affecting issuers and to changes in the ratings assigned by rating agencies. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, industry conditions, large sustained sales by major investors, a high-profile default, or other factors. High yield securities may be less liquid than higher-quality securities. These securities may not trade frequently, and when they do their prices may be significantly higher or lower than expected.

In addition, the High Yield Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (generally referred to as "distressed debt"). Such investments typically involve the purchase of lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such issuers. The risk that the High Yield Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. The High-Yield Fund currently does not intend to invest more than 10% of its assets in defaulted securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

DIVERSIFICATION


The Double Tax-Free Income Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. This Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of its shares. The Fund, however, intends to meet certain tax diversification requirements. The other Funds are all diversified funds.


The Federal Intermediate-Term, Federal Limited-Term and High Yield Funds do not necessarily focus their investments in a particular state. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

More detailed information about the Funds, their policies and risks and about municipal securities held by the Funds can be found in the Funds' Statement of Additional Information (SAI).


A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI. Portfolio holdings information can be viewed online at franklintempleton.com.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. Each Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.



ARIZONA FUND - CLASS A ANNUAL TOTAL RETURNS/(1)


[Insert bar graph]



8.23%   5.44%  -3.83%  10.30%   3.02%   7.65%   6.34%    6.04%    3.37%   5.09%
 97      98      99      00       01      02      03       04       05     06
                                YEAR

Best Quarter:                                          Q3 '02          4.88%
Worst Quarter:                                         Q2 '04         -2.81%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                          1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Arizona Fund - Class A/(2)
Return Before Taxes                         0.63%          4.78%          4.64%
Return After Taxes on Distributions
                                            0.63%          4.78%          4.61%
Return After Taxes on Distributions
and Sale of Fund Shares
                                            1.86%          4.75%          4.66%
Lehman Brothers Municipal Bond Index/(3)    4.84%          5.53%          5.76%
(index reflects no deduction for fees,
expenses, or taxes)

                                                                         SINCE
                                                                      INCEPTION
                                          1 YEAR         5 YEAR        (2/1/00)
-------------------------------------------------------------------------------
Arizona Fund - Class B/(2)                  0.50%          4.79%          5.63%
Lehman Brothers Municipal Bond Index(3)
                                            4.84%          5.53%          6.48%


                                          1 YEAR        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Arizona Fund - Class C/(2)                   3.48%          5.12%          4.53%
Lehman Brothers Municipal Bond Index/(3)
                                             4.84%          5.53%          5.76%



1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.73% for Class A.

2. Figures reflect sales charges.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


COLORADO FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]



8.82%   5.73%   -4.43%  11.56%   5.08%   8.08%   5.21%   4.81%   4.37%    4.85%
 97      98       99      00       01      02     03      04      05       06

                               YEAR

Best Quarter:                                          Q4 '00          4.72%
Worst Quarter:                                         Q2 '04         -2.67%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006
                                           1 YEAR        5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Colorado Fund - Class A/(2)
Return Before Taxes                        0.41%         4.55%         4.88%
Return After Taxes on Distributions        0.41%         4.55%         4.85%
Return After Taxes on Distributions
and Sale Fund Shares                       1.74%         4.55%         4.86%
Lehman Brothers Municipal Bond Index/(3)   4.84%         5.53%         5.76%
(index reflects no deduction for fees,
expenses, or taxes)


                                           1 YEAR        5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Colorado Fund - Class C/(2)                 3.33%         4.88%         4.77%
Lehman Brothers Municipal Bond Index/(3)    4.84%         5.53%         5.76%


1. Figures do not reflect sales charges. If they did, returns would be lower.

As of March 31, 2007, the Fund's year-to-date return was 0.74% for Class A.
2. Figures reflect sales charges.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


CONNECTICUT FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

8.50%  5.96%  -4.82%   9.83%   5.65%   8.76%   3.63%   5.53%    4.52%    4.50%
97      98      99       00     01      02      03      04       05       06
                               YEAR

Best Quarter:                                          Q3 '02          5.01%
Worst Quarter:                                         Q2 '04         -2.43%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006
                                            1 YEAR        5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Connecticut Fund - Class A/(2)
Return Before Taxes                          0.07%         4.47%         4.68%
Return After Taxes on Distributions          0.07%         4.47%         4.68%
Return After Taxes on Distributions
and Sale of Fund Shares                      1.48%         4.47%         4.70%
Lehman Brothers Municipal Bond Index/(3)     4.84%         5.53%         5.76%
(index reflects no deduction for fees,
expenses, or taxes)


                                            1 YEAR        5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Connecticut Fund - Class C/(2)              3.00%         4.81%         4.58%
Lehman Brothers Municipal Bond Index/(3)    4.84%         5.53%         5.76%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.62% for Class A.

2. Figures reflect sales charges.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


DOUBLE TAX-FREE FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

8.75%  5.74%  -2.34%  10.18%  4.24%   9.26%   4.31%   5.12%   3.91%     5.18%
 97     98     99      00      01      02      03      04      05        06
                                      YEAR

Best Quarter:                                          Q3 '02          4.64%
Worst Quarter:                                         Q2 '04         -3.00%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006
                                           1 YEAR        5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Double Tax-Free Income Fund - Class A/(2)
Return Before Taxes                          0.69%         4.62%        4.92%
Return After Taxes on Distributions          0.69%         4.60%        4.90%
Return After Taxes on Distributions and
 Sale of Fund Shares                         1.86%         4.58%        4.89%
Lehman Brothers Municipal Bond Index/(3)     4.84%         5.53%        5.76%
(index reflects no deduction for fees,
expenses, or taxes)


                                           1 YEAR        5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Double Tax-Free Income Fund - Class C/(2)    3.59%         4.96%        4.82%
Lehman Brothers Municipal Bond Index(3)      4.84%         5.53%        5.76%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.98% for Class A.

2. Figures reflect sales charges.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEDERAL INTERMEDIATE-TERM FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

7.68%  5.80%   -1.84%   7.40%    5.57%   8.94%   5.35%   3.70%   2.15%    4.07%
 97     98       99      00       01      02      03      04      05       06
                               YEAR

Best Quarter:                                          Q3 '02          4.14%
Worst Quarter:                                         Q2 '04         -2.45%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                             1 YEAR      5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Federal Intermediate Fund - Class A/(2)
Return Before Taxes                           1.75%        4.34%        4.60%
Return After Taxes on Distributions           1.75%        4.34%        4.60%
Return After Taxes on Distributions and
Sale of Fund Shares                           2.40%        4.28%        4.57%
Lehman Brothers Municipal Bond Index:
 10-Year Component/(3)                        4.71%        5.47%        5.70%
(index reflects no deduction for fees,
 expenses, or taxes)

                                                     SINCE
                                                   INCEPTION
                                                     1 YEAR      (7/1/03)
-------------------------------------------------------------------------------
Federal Intermediate Fund - Class/ C(2)              2.50%        2.60%
Lehman Brothers Municipal Bond Index: 10-Year
Component/(3)                                        4.71%        3.67%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.68% for Class A.

2. Figures reflect sales charges.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEDERAL LIMITED-TERM FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

1.28%      0.63%    2.91%
04          05       06
YEAR

Best Quarter:                                          Q3 '04          1.66%
Worst Quarter:                                         Q2 '04         -1.14%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006
                                                                      SINCE
                                                                   INCEPTION
                                                         1 YEAR      (9/2/03)
--------------------------------------------------------------------------------
Federal Limited-Term Fund - Class A/(2)
Return Before Taxes                                      0.57%        1.04%
Return After Taxes on Distributions                      0.57%        1.04%
Return After Taxes on Distributions and Sale of Fund
Shares                                                   1.33%        1.17%
Lehman Brothers Municipal Bond Index: 5-Year
Component/(3)                                            3.34%        2.91%
(index reflects no deduction for fees, expenses, or taxes)


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.81%.

2. Figures do not reflect sales charges. Before February 1, 2006, only a single class of Fund shares was offered without a sales charge. Returns shown are a restatement of the original class to include the current sales charges applicable to the share class as though in effect from the Fund's inception.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index: 5-Year Component is the 5-year (4-6) component of the Municipal
Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market.
All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


HIGH YIELD FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

10.60%   4.81%  -3.13%   5.77%   5.92%   5.15%   7.97%   6.88%   5.44%    7.45%
 97       98      99      00      01      02      03      04      05       06
                               YEAR

Best Quarter:                                          Q2 '03          3.79%
Worst Quarter:                                         Q4 '99         -2.42%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006
                                           1 YEAR        5 YEARS      10 YEARS
-------------------------------------------------------------------------------
High Yield Fund - Class A/(2)
Return Before Taxes                          2.86%         5.64%         5.17%
Return After Taxes on Distributions          2.86%         5.64%         5.17%
Return After Taxes on Distributions
and Sale of Fund Shares                      3.52%         5.60%         5.21%
Lehman Brothers Municipal Bond Index/(3)     4.84%         5.53%         5.76%
(index reflects no deduction for fees,
expenses, or taxes)

                                                                      SINCE
                                                                     INCEPTION
                                          1 YEAR        5 YEARS      (1/1/99)
-------------------------------------------------------------------------------
High Yield Fund - Class B/(2)               2.83%         5.67%         4.60%
Lehman Brothers Municipal Bond Index/(3)    4.84%         5.53%         5.24%


                                           1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
High Yield Fund - Class C/(2)               5.89%         6.00%         5.06%
Lehman Brothers Municipal Bond Index/(3)    4.84%         5.53%         5.76%


                                            1 YEAR        5 YEARS      10 YEARS
-------------------------------------------------------------------------------
High Yield Fund - Advisor Class/(4)          7.49%         6.58%         5.63%
Lehman Brothers Municipal Bond Index/(3)     4.84%         5.53%         5.76%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.69% for Class A.

2. Figures reflect sales charges.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 3, 2006, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 3, 2006, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 3, 2006, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.


NEW JERSEY FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

8.34%   6.11%  -3.36%  11.54%  4.70%   8.65%  4.77%    5.16%    4.45%     4.76%
 97      98     99      00      01      02     03       04       05        06
                               YEAR

Best Quarter:                                          Q3 '02         4.53%
Worst Quarter:                                         Q2 '04        -2.35%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006
                                           1 YEAR        5 YEARS       10 YEARS
-------------------------------------------------------------------------------
New Jersey Fund - Class A/(2)
Return Before Taxes                         0.29%         4.62%          4.98%
Return After Taxes on Distributions         0.29%         4.62%          4.98%
Return After Taxes on Distributions
and Sale ofFund Shares                      1.63%         4.61%          4.96%
Lehman Brothers Municipal Bond Index/(3)    4.84%         5.53%          5.76%
(index reflects no deduction for fees,
expenses, or taxes)

                                                                       SINCE
                                                                      INCEPTION
                                             1 YEAR     5 YEARS       (2/1/00)
-------------------------------------------------------------------------------
New Jersey Fund - Class B/(2)                0.25%       4.65%         5.92%
Lehman Brothers Municipal Bond Index/(3)     4.84%       5.53%         6.48%


                                           1 YEAR        5 YEARS       10 YEARS
-------------------------------------------------------------------------------
New Jersey Fund - Class C/(2)                3.24%         4.98%          4.89%
Lehman Brothers Municipal Bond Index/(3)     4.84%         5.53%          5.76%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.75% for Class A.

2. Figures reflect sales charges.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


OREGON FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

8.24%  5.44%  -3.87%  10.98%  4.19%   8.13%   5.49%   5.30%   4.31%     4.51%
97      98      99     00      01      02      03      04      05        06
                                      YEAR

Best Quarter:                                          Q3'02           4.26%
Worst Quarter:                                         Q2'04          -2.24%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                         1 YEAR        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Oregon Fund - Class A/(2)
Return Before Taxes                       0.03%          4.63%          4.75%
Return After Taxes on Distributions       0.03%          4.63%          4.75%
Return After Taxes on Distributions
and Sale of Fund Shares                   1.40%          4.61%          4.75%
Lehman Brothers Municipal Bond Index/(3)  4.84%          5.53%          5.76%
(index reflects no deduction for fees,
expenses, or taxes)

                                          1 YEAR        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Oregon Fund - Class C/(2)                   2.97%          4.98%          4.65%
Lehman Brothers Municipal Bond Index/(3)    4.84%          5.53%          5.76%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.71% for Class A.

2. Figures reflect sales charges.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


PENNSYLVANIA FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

8.94%   5.48%   -4.08%  10.88%  5.40%   8.99%   4.74%   4.22%    4.03%    4.77%
 97      98      99      00      01       02     03       04       05       06
                                      YEAR

Best Quarter:                                          Q3 '02          4.41%
Worst Quarter:                                         Q2 '04         -2.42%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006
                                           1 YEAR        5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Pennsylvania Fund - Class A/(2)
Return Before Taxes                        0.33%         4.42%        4.81%
Return After Taxes on Distributions        0.33%         4.42%        4.78%
Return After Taxes on Distributions
 and Sale of Fund Shares                   1.68%         4.44%        4.81%
Lehman Brothers Municipal Bond Index/(3)   4.84%         5.53%        5.76%
(index reflects no deduction for fees,
expenses, or taxes)


                                                          SINCE
                                                         INCEPTION
                                             1 YEAR      5 YEARS      (2/1/00)
--------------------------------------------------------------------------------
Pennsylvania Fund - Class B/(2)                0.29%      4.45%        5.79%
Lehman Brothers Municipal Bond Index/(3)       4.84%      5.53%        6.48%


                                             1 YEAR        5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Pennsylvania Fund - Class C/(2)               3.26%         4.78%        4.70%
Lehman Brothers Municipal Bond Index/(3)      4.84%         5.53%        5.76%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.71% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES                 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        DOUBLE     FEDERAL
                   ARIZONA  COLORADO  CONNECTICUT   TAX-FREE  INTERMEDIATE-TERM
CLASS A                FUND    FUND        FUND         FUND        FUND
-----------------------------------------------------------------------------
Maximum sales charge
(load) as a percentage
of offering price/(1)
                     4.25%      4.25%         4.25%         4.25%         2.25%
 Load imposed on
purchases/(1)        4.25%      4.25%         4.25%         4.25%         2.25%
 Maximum deferred
 sales charge
 (load)/(2)
                      None       None          None          None          None
Redemption fee on
shares sold within 7
calendar days following
their purchase date/(3)
                      2.00%      2.00%         2.00%         2.00%         2.00%

CLASS B/(4)
-------------------------------------------------------------------------------
Maximum sales charge
(load) as
a percentage of
offering price      4.00%        -             -             -             -
 Load imposed on
purchases           None         -             -             -             -
 Maximum deferred
 sales
charge (load)/(5)
                    4.00%        -             -             -             -
Redemption fee on
shares sold within 7
calendar days
 following their
 purchase date/(3)
                   2.00%        -             -             -             -

CLASS C
--------------------------------------------------------------------------------
Maximum sales charge
(load) as
a percentage of
offering price         1.00%      1.00%       1.00%         1.00%         1.00%
 Load imposed on
purchases              None       None        None          None          None
 Maximum deferred sales
charge (load)
                       1.00%      1.00%       1.00%         1.00%         1.00%
Redemption fee on
shares sold within 7
calendar days following
their purchase date/(3)

                      2.00%        2.00%       2.00%         2.00%        2.00%

                    FEDERAL   HIGH YIELD  NEW JERSEY   OREGON  PENNSYLVANIA
CLASS A          LIMITED-TERM  FUND        FUND         FUND        FUND
                     FUND
--------------------------------------------------------------------------------
Maximum sales charge
(load) as a percentage
of offering price/(1)
                        2.25%   4.25%      4.25%         4.25%         4.25%
 Load imposed on
purchases/(1)           2.25%   4.25%      4.25%         4.25%         4.25%
 Maximum deferred sales
charge (load)/(2)
                        None     None       None          None          None
Redemption fee on
shares sold within 7
calendar days following
their purchase date/(3)
                        2.00%   2.00%       2.00%         2.00%         2.00%

CLASS B/(4)
-------------------------------------------------------------------------------
Maximum sales charge
(load) as a percentage
of offering price
                         -       4.00%         4.00%        -           4.00%
 Load imposed on
purchases                -        None          None        -           None
 Maximum deferred sales
charge (load)/(5)
                         -       4.00%         4.00%        -           4.00%
Redemption fee on
shares sold within 7
calendar days following
their purchase date/(3)
                         -        2.00%         2.00%        -           2.00%

CLASS C
-------------------------------------------------------------------------------
Maximum sales charge
(load) as a percentage
of offering price
                           -       1.00%        1.00%        1.00%        1.00%
 Load imposed on
purchases                  -       None         None         None         None
 Maximum deferred sales
charge (load)
                           -       1.00%        1.00%        1.00%        1.00%
Redemption fee on
shares sold within 7
calendar days following
their purchase date/(3)
                           -       2.00%         2.00%       2.00%         2.00%

ADVISOR CLASS        FEDERAL    HIGH YIELD  NEW JERSEY  OREGON    PENNSYLVANIA
                    LIMITED-TERM FUND        FUND        FUND        FUND
                      FUND
-------------------------------------------------------------------------------
Maximum sales charge
(load) as a percentage
of offering price
                          -     None          -             -             -
 Load imposed on
purchases                 -     None          -             -             -
 Maximum deferred sales
charge (load)
                          -     None          -             -             -
Redemption fee on
shares sold within 7
calendar days following
their purchase date/(3)
                          -     2.00%         -             -             -


Please see "Choosing a Share Class" on page 69 for an explanation of how and when these sales charges apply.




ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                      DOUBLE         FEDERAL
                   ARIZONA   COLORADO   CONNECTICUT  TAX-FREE  INTERMEDIATE-TERM
CLASS A            FUND       FUND        FUND         FUND        FUND
--------------------------------------------------------------------------------
Management fees   0.48%      0.51%         0.53%      0.51%          0.50%
Distribution and
 service (12b-1)
 fees
                  0.10%       0.10%         0.10%      0.10%          0.10%
Other expenses    0.05%       0.07%         0.07%      0.09%          0.09%
          ---------------------------------------------------------------------
Total annual
Fund operating
 expenses         0.63%       0.68%         0.70%      0.70%          0.69%
          ---------------------------------------------------------------------

CLASS B/(4)
         ----------------------------------------------------------------------
Management fees  0.48%         -             -              -              -
Distribution
 and service
(12b-1) fees
                 0.64%         -             -              -              -
Other expenses   0.05%         -             -              -              -
          ---------------------------------------------------------------------
Total annual
 Fund operating
 expenses        1.17%         -             -              -              -
          ---------------------------------------------------------------------

CLASS C
-------------------------------------------------------------------------------
Management fees   0.48%       0.51%         0.53%          0.51%          0.50%
Distribution
and service
(12b-1) fees
                  0.65%       0.65%         0.65%          0.64%          0.65%
Other expenses    0.05%       0.07%         0.07%          0.09%          0.09%
           ---------------------------------------------------------------------
Total annual
Fund operating
 expenses        1.18%       1.23%         1.25%          1.24%          1.24%
           --------------------------------------------------------------------

                         FEDERAL     HIGH YIELD
                         LIMITED-TERM  FUND     NEW JERSEY  OREGON  PENNSYLVANIA
CLASS A                  FUND/(6)                 FUND      FUND       FUND
--------------------------------------------------------------------------------
Management fees             0.50%    0.46%       0.47%     0.49%     0.48%
Distribution and service
(12b-1) fees
                            0.15%      0.10%     0.10%     0.10%     0.10%
Other expenses              0.51%      0.06%     0.07%     0.06%     0.08%
                          -----------------------------------------------------

Total annual Fund
operating expenses          1.16%      0.62%     0.64%     0.65%          0.66%
                          -----------------------------------------------------

Management and
administration fee
reduction and expense
limitation                 -0.66%       -         -          -              -
                          ------------------------------------------------------

Net annual Fund
operating expenses         0.50%        -         -          -              -
                          -----------------------------------------------------

CLASS B/(4)
-------------------------------------------------------------------------------
Management fees             -         0.46%      0.47%        -           0.48%
Distribution and service
(12b-1) fees
                             -        0.65%      0.65%        -           0.65%
Other expenses               -        0.06%      0.07%        -           0.08%
                          ------------------------------------------------------

Total annual Fund            -        1.17%      1.19%        -           1.21%
operating expenses
                          -----------------------------------------------------

CLASS C
-------------------------------------------------------------------------------
Management fees              -        0.46%     0.47%       0.49%        0.48%
Distribution and service
(12b-1) fees
                             -        0.65%     0.65%       0.65%        0.65%
Other expenses               -        0.06%     0.07%       0.06%        0.08%
                          -----------------------------------------------------

Total annual Fund
operating expenses            -       1.17%     1.19%       1.20%        1.21%
                          -----------------------------------------------------

ADVISOR CLASS
------------------------------------------------------------------------------
Management fees               -        0.46%     -            -              -
Distribution and service
(12b-1) fees
                              -        None      -            -              -
Other expenses                -        0.06%     -            -              -
                         ------------------------------------------------------

Total annual Fund
operating expenses            -        0.52%     -            -              -
                         ------------------------------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 74).

3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.

6. The investment manager and administrator agreed in advance to waive or limit their respective fees so that total annual operating expenses do not exceed 0.50% (other than certain non-routine expenses or costs, including those relating to litigation and indemnification, reorganizations and liquidations). With these reductions, management fees were 0.04% and total annual Fund operating expenses were 0.50%. After June 30, 2008, the investment manager and administrator may end this arrangement at any time upon notice to the Fund's board of trustees.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      FEDERAL
                                                           DOUBLE  INTERMEDIATE-
              ARIZONA   COLORADO   CONNECTICUT TAX-FREE     TERM        FUND
               FUND       FUND        FUND        FUND      FUND
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:

CLASS A

1 Year/(1)        $487    $492        $493           $493           $294
3 Years           $618    $633        $639           $639           $441
5 Years           $761    $788        $798           $798           $601
10 Years        $1,178  $1,236      $1,259         $1,259         $1,064

CLASS B

1 Year            $519      -          -              -               -
3 Years           $672      -          -              -               -
5 Years           $844      -          -              -               -
10 Years/(2)    $1,270      -          -              -               -

CLASS C

1 Year            $220      $225       $227           $226           $226
3 Years           $375      $390       $397           $393           $393
5 Years           $649      $676       $686           $681           $681
10 Years        $1,432    $1,489     $1,511         $1,500         $1,500

If you do not sell your shares:

CLASS B

1 Year            $119        -           -              -               -
3 Years           $372        -           -              -               -
5 Years           $644        -           -              -               -
10 Years/(2)    $1,270        -           -              -               -

CLASS C

1 Year            $120        $125        $127           $126           $126
3 Years           $375        $390        $397           $393           $393
5 Years           $649        $676        $686           $681           $681
10 Years        $1,432      $1,489      $1,511         $1,500         $1,500



            FEDERAL LIMITED  HIGH YIELD   NEW JERSEY      OREGON    PENNSYLVANIA
               -TERM         FUND        PENNSYLVANIA       FUND         FUND
                FUND
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:

CLASS A

1 Year/(1)      $275           $486           $488           $489        $490
3 Years         $521           $615           $621           $624        $627
5 Years         $787           $756           $767           $772        $777
10 Years      $1,545         $1,166         $1,189         $1,201      $1,213

CLASS B

1 Year           -             $519           $521            -          $523
3 Years          -             $672           $678            -          $684
5 Years          -             $844           $854            -          $865
10 Years/(2)     -           $1,267         $1,290            -        $1,313

CLASS C

1 Year           -             $219           $221           $222        $223
3 Years          -             $372           $378           $381        $384
5 Years          -             $644           $654           $660        $665
10 Years         -           $1,420         $1,443         $1,455      $1,466

ADVISOR CLASS

1 Year           -              $53            -              -             -
3 Years          -             $167            -              -             -
5 Years          -             $291            -              -             -
10 Years/(2)     -             $653            -              -             -

If you do not sell your shares:

CLASS B

1 Year           -             $119           $121            -            $123
3 Years          -             $372           $378            -            $384
5 Years          -             $644           $654            -            $665
10 Years(2)      -            $1,267         $1,290           -          $1,313

CLASS C

1 Year           -             $119           $121           $122          $123
3 Years          -             $372           $378           $381          $384
5 Years          -             $644           $654           $660          $665
10 Years         -            $1,420         $1,443         $1,455       $1,466

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage over $620 billion in assets.


The Funds are managed by a team of dedicated professionals focused on investing in tax-free securities. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all the Funds. They are as follows:

JAMES CONN CFA, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an analyst or portfolio manager of the Federal
Intermediate-Term Fund since December 1999 and Federal Limited-Term Fund since inception. He joined Franklin Templeton Investments in 1996.

CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS
Ms. Higgins has been an analyst or portfolio manager of the Arizona, Colorado, Double Tax-Free and New Jersey Funds since 1992 and the Connecticut and Pennsylvania Funds since 2004. She joined Franklin Templeton Investments in 1990.

JOHN HOPP, VICE PRESIDENT OF ADVISERS
Mr. Hopp has been an analyst or portfolio manager of the High Yield Fund since 1993. He joined Franklin Templeton Investments in 1991.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager of the Federal Intermediate-Term and Federal Limited-Term Funds since their inception. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, VICE PRESIDENT OF ADVISERS
Mr. Rivera has been an analyst or portfolio manager of the Arizona Fund since 1996 and the High Yield Fund since 2004. He joined Franklin Templeton Investments in 1994.

CHRISTOPHER SPERRY CFA, VICE PRESIDENT OF ADVISERS
Mr. Sperry has been an analyst or portfolio manager of the Oregon Fund since 2000. He joined Franklin Templeton Investments in 1996.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the High Yield and Oregon Funds since 1991. He joined Franklin Templeton Investments in 1989.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS
Ms. Wong has been an analyst or portfolio manager of the Colorado, Connecticut, New Jersey and Pennsylvania Funds since their inception and the Double Tax-Free Fund since 1986. She joined Franklin Templeton Investments in 1986.

The following individuals are jointly responsible for the day-to-day management of the Funds:

ARIZONA FUND

CARRIE HIGGINS. Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

FRANCISCO RIVERA. Mr. Rivera is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

COLORADO FUND

CARRIE HIGGINS. Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

STELLA S. WONG. Ms. Wong is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

CONNECTICUT FUND

STELLA S. WONG. Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

DOUBLE TAX-FREE FUND

CARRIE HIGGINS. Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

STELLA S. WONG. Ms. Wong is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

FEDERAL INTERMEDIATE-TERM FUND

JOHN POMEROY. Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JAMES CONN. Mr. Conn is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

FEDERAL LIMITED-TERM FUND

JAMES CONN. Mr. Conn has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN POMEROY. Mr. Pomeroy is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

HIGH YIELD FUND

JOHN WILEY
JOHN HOPP
FRANCISCO RIVERA

The managers for High Yield Fund have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

NEW JERSEY FUND

STELLA S. WONG. Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

OREGON FUND


CHRISTOPHER SPERRY. Mr. Sperry has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.


JOHN WILEY. Mr. Wiley is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PENNSYLVANIA FUND

STELLA S. WONG. Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.


Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 28, 2007, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:


                                                    -----------------------
                                                        MANAGEMENT FEES
                                                      (as a percentage of
                                                      average monthly net
                                                            assets)
----------------------------------------------------------------------------

Arizona Fund                                                 0.48%
Colorado Fund                                                0.51%
Connecticut Fund                                             0.53%
Double Tax-Free Fund                                         0.51%
Federal Intermediate-Term Fund                               0.50%
Federal Limited-Term Fund/(1)                                0.04%
High Yield Fund                                              0.46%
New Jersey Fund                                              0.47%
Oregon Fund                                                  0.49%
Pennsylvania Fund                                            0.48%


1. For the fiscal year ended February 28, 2007, management fees, before any advance waivers were 0.50% of the Fund's average monthly net assets. Under the agreement by the manager to limit its fees, the Fund paid the amount shown. After June 30, 2008, the manager may end this arrangement at any time upon notice to the Fund's board of trustees.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Funds' annual report to shareholders for the fiscal year ended February 28, 2007.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following a 30-day public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS


Each Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Under provisions adopted in the 2005 Tax Act, each Fund is now required for income distributions of $10 or more to provide you with a statement showing the amount of exempt-interest dividends paid as well distributions of taxable ordinary income and capital gains. Distributions declared in December but paid in January are taxable as if they were paid in December, and distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.


TAX CONSIDERATIONS

You may receive three different types of distributions from the Fund:


EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of other states. A Kentucky Court of Appeals recently found, in the case captioned DAVIS V. DEPT. OF REVENUE, that a provision in Kentucky law that exempts from taxation interest earned on municipal securities of Kentucky or its political subdivisions, but taxes such income when it is derived from non-Kentucky municipal securities, is unconstitutional. The Kentucky Supreme Court declined to review the decision of the Kentucky Court of Appeals, but the U.S. Supreme Court has now granted CERTIORARI to hear Kentucky's petition challenging this decision. The final outcome of Davis will likely not be known until the spring or early summer of 2008. At that time, a final decision affirming the Kentucky Appellate Court could impact the state tax status of distributions from state tax-free funds and could negatively impact the value of securities held by such funds, and, therefore, the value of fund shares. However, irrespective of how the U.S. Supreme Court decides DAVIS, exempt-interest dividends will continue to be exempt from regular federal income tax as described above. Kentucky residents in particular should talk to their personal tax advisors concerning the potential impact of this decision on reporting exempt-interest dividends on their personal income tax returns in Kentucky.

Corporate shareholders should note that these dividends may be taxable in states that impose corporate franchise or income taxes. Therefore, corporate shareholders should consult with their tax advisors about the taxability of this income before investing in a Fund.


   Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

o TAXABLE INCOME DIVIDENDS. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS. Each Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

RECLASSIFICATION RISK. The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction or become taxable by reason of refinancing irregularities or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income for the Fund. In this case, the Fund might be required to send to you and file with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.


SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

BACKUP WITHHOLDING. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income (including any exempt-interest dividends), capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do so.


STATE AND LOCAL TAXES. Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Exempt-interest dividends and capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax.

The 2004 Tax Act amended these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source taxable interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by a non-U.S. investor. Under this law, any taxable ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor.


These exemptions from nonresident alien withholding apply to any distributions of taxable interest-related and short-term capital gain dividends paid by a Fund out of income earned by the Fund prior to March 1, 2008. Distributions of exempt-interest and net capital gains (distributions of net long-term capital gains) remain exempt from nonresident withholding.

Non-U.S. investors may also be subject to U.S. estate tax. The 2004 Tax Act provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying before January 1, 2008.


Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any taxable and tax-exempt dividends, short-term capital gain dividends, distributions of long-term capital gains, and redemption proceeds received from a Fund.


The federal income and estate tax rules that apply to non-U.S. investors are detailed and complex. Non-U.S. investors are encouraged to see the more detailed information contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.


OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the federal tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local or foreign tax consequences of your investment in a Fund.


FINANCIAL HIGHLIGHTS

These tables present each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS A                                                2007         2006         2005         2004 e       2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $  11.09     $  11.21     $  11.21     $  10.88     $  10.76
                                                   -------------------------------------------------------------

Income from investment operations a:

   Net investment income b .....................       0.48         0.48         0.50         0.52         0.54

   Net realized and unrealized gains (losses) ..       0.06        (0.12)       (0.01)        0.33         0.12
                                                   -------------------------------------------------------------
Total from investment operations ...............       0.54         0.36         0.49         0.85         0.66
                                                   -------------------------------------------------------------
Less distributions from net investment income ..      (0.47)       (0.48)       (0.49)       (0.52)       (0.54)
                                                   -------------------------------------------------------------
Redemption fees ................................         -- d         -- d         -- d         --           --
                                                   -------------------------------------------------------------
Net asset value, end of year ...................   $  11.16     $  11.09     $  11.21     $  11.21     $  10.88
                                                   =============================================================

Total return c .................................       5.05%        3.25%        4.61%        8.00%        6.28%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $928,840     $885,864     $852,608     $900,646     $880,409

Ratios to average net assets:

   Expenses ....................................       0.63%        0.63%        0.63%        0.63%        0.63%

   Net investment income .......................       4.32%        4.34%        4.52%        4.75%        5.00%

Portfolio turnover rate ........................       6.56%       33.22%       27.99%       16.22%       24.94%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.






Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS B                                                2007         2006         2005         2004 e       2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $  11.15     $  11.27     $  11.26     $  10.93     $  10.81
                                                   -------------------------------------------------------------

Income from investment operations a:

   Net investment income b .....................       0.42         0.43         0.44         0.46         0.48

   Net realized and unrealized gains (losses) ..       0.06        (0.13)          -- d       0.33         0.12
                                                   -------------------------------------------------------------
Total from investment operations ...............       0.48         0.30         0.44         0.79         0.60
                                                   -------------------------------------------------------------
Less distributions from net investment income ..      (0.41)       (0.42)       (0.43)       (0.46)       (0.48)
                                                   -------------------------------------------------------------

Redemption fees ................................         -- d         -- d         -- d         --           --
                                                   -------------------------------------------------------------

Net asset value, end of year ...................   $  11.22     $  11.15     $  11.27     $  11.26     $  10.93
                                                   =============================================================

Total return c .................................       4.45%        2.68%        4.09%        7.28%        5.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 21,061     $ 22,315     $ 23,753     $ 25,617     $ 20,648

Ratios to average net assets:

   Expenses ....................................       1.17%        1.18%        1.18%        1.18%        1.18%

   Net investment income .......................       3.78%        3.79%        3.97%        4.20%        4.45%

Portfolio turnover rate ........................       6.56%       33.22%       27.99%       16.22%       24.94%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.



Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS C                                                2007         2006         2005         2004 e       2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $  11.20     $  11.32     $  11.31     $  10.97     $  10.85
                                                   -------------------------------------------------------------

Income from investment operations a:

   Net investment income b .....................       0.42         0.43         0.44         0.46         0.48

   Net realized and unrealized gains (losses) ..       0.06        (0.13)          -- d       0.33         0.12
                                                   -------------------------------------------------------------
Total from investment operations ...............       0.48         0.30         0.44         0.79         0.60
                                                   -------------------------------------------------------------
Less distributions from net investment income ..      (0.41)       (0.42)       (0.43)       (0.45)       (0.48)
                                                   -------------------------------------------------------------
Redemption fees ................................         -- d         -- d         -- d         --           --
                                                   -------------------------------------------------------------
Net asset value, end of year ...................   $  11.27     $  11.20     $  11.32     $  11.31     $  10.97
                                                   =============================================================

Total return c .................................       4.42%        2.66%        4.09%        7.42%        5.66%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 58,386     $ 51,071     $ 44,055     $ 43,027     $ 37,315

Ratios to average net assets:

   Expenses ....................................       1.18%        1.18%        1.18%        1.20%        1.16%

   Net investment income .......................       3.77%        3.79%        3.97%        4.18%        4.47%

Portfolio turnover rate ........................       6.56%       33.22%       27.99%       16.22%       24.94%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.





































Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
CLASS A                                                            2007         2006         2005         2004 e      2003
                                                              ------------------------- -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................   $   12.03    $   12.04    $   12.19    $   11.98   $   11.79
                                                              -------------------------------------------------------------
Income from investment operations a:

   Net investment income b ................................        0.51         0.53         0.54         0.55        0.57

   Net realized and unrealized gains (losses) .............        0.08        (0.01)       (0.15)        0.19        0.19
                                                              -------------------------------------------------------------
Total from investment operations ..........................        0.59         0.52         0.39         0.74        0.76
                                                              -------------------------------------------------------------
Less distributions from net investment income .............       (0.52)       (0.53)       (0.54)       (0.53)      (0.57)
                                                              -------------------------------------------------------------
Redemption fees ...........................................          -- d         -- d         -- d         --          --
                                                              -------------------------------------------------------------
Net asset value, end of year ..............................   $   12.10    $   12.03    $   12.04    $   12.19   $   11.98
                                                              =============================================================

Total return c ............................................        5.04%        4.41%        3.39%        6.39%       6.62%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................   $ 426,482    $ 382,608    $ 346,589    $ 339,134   $ 345,825

Ratios to average net assets:

   Expenses ...............................................        0.68%        0.69%        0.69%        0.69%       0.69%

   Net investment income ..................................        4.31%        4.40%        4.52%        4.56%       4.79%

Portfolio turnover rate ...................................       15.20%       23.19%       30.06%       17.79%      26.30%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.



Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
CLASS C                                                            2007         2006         2005         2004 e      2003
                                                              -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................   $   12.12    $   12.13    $   12.27    $   12.06   $   11.86

Income from investment operations a:

   Net investment income b ................................        0.45         0.47         0.48         0.48        0.51

   Net realized and unrealized gains (losses) .............        0.07        (0.01)       (0.14)        0.20        0.20
                                                              -------------------------------------------------------------
Total from investment operations ..........................        0.52         0.46         0.34         0.68        0.71
                                                              -------------------------------------------------------------
Less distributions from net investment income .............       (0.45)       (0.47)       (0.48)       (0.47)      (0.51)
                                                              -------------------------------------------------------------
Redemption fees ...........................................          -- d         -- d         -- d         --          --
                                                              -------------------------------------------------------------
Net asset value, end of year ..............................   $   12.19    $   12.12    $   12.13    $   12.27   $   12.06
                                                              =============================================================

Total return c ............................................        4.43%        3.81%        2.88%        5.75%       6.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................   $  50,938    $  43,676    $  40,875    $  43,075   $  43,821

Ratios to average net assets:

   Expenses ...............................................        1.23%        1.24%        1.24%        1.26%       1.22%

   Net investment income ..................................        3.76%        3.85%        3.97%        3.99%       4.26%

Portfolio turnover rate ...................................       15.20%       23.19%       30.06%       17.79%      26.30%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.










Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                    -----------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                  2007        2006        2005        2004 e       2003
                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $   11.10   $   11.11   $   11.12   $   11.10    $   10.88
                                                    -----------------------------------------------------------
Income from investment operations a:

   Net investment income b ......................        0.46        0.48        0.49        0.49         0.51

   Net realized and unrealized gains (losses) ...        0.04       (0.01)      (0.02)       0.02         0.22
                                                    -----------------------------------------------------------
Total from investment operations ................        0.50        0.47        0.47        0.51         0.73
                                                    -----------------------------------------------------------
Less distributions from net investment income ...       (0.47)      (0.48)      (0.48)      (0.49)       (0.51)
                                                    -----------------------------------------------------------
Redemption fees .................................          -- d        --          -- d        --           --
                                                    -----------------------------------------------------------
Net asset value, end of year ....................   $   11.13   $   11.10   $   11.11   $   11.12    $   11.10
                                                    ===========================================================

Total return c ..................................        4.61%       4.33%       4.38%       4.72%        6.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $ 305,258   $ 274,407   $ 249,286   $ 265,854    $ 279,268

Ratios to average net assets:

   Expenses .....................................        0.70%       0.71%       0.71%       0.70%        0.70%

   Net investment income ........................        4.21%       4.30%       4.46%       4.43%        4.66%

Portfolio turnover rate .........................       11.18%       7.73%       2.77%       6.79%       10.20%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                    ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                  2007        2006        2005         2004 e       2003
                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $   11.15   $   11.16   $   11.17    $   11.15    $   10.92
                                                    ------------------------------------------------------------
Income from investment operations a:

   Net investment income b ......................        0.41        0.42        0.43         0.43         0.45

   Net realized and unrealized gains (losses) ...        0.04       (0.01)      (0.02)        0.02         0.23
                                                    ------------------------------------------------------------
Total from investment operations ................        0.45        0.41        0.41         0.45         0.68
                                                    ------------------------------------------------------------
Less distributions from net investment income ...       (0.41)      (0.42)      (0.42)       (0.43)       (0.45)
                                                    ------------------------------------------------------------
Redemption fees .................................          -- d        --          -- d         --           --
                                                    ------------------------------------------------------------
Net asset value, end of year ....................   $   11.19   $   11.15   $   11.16    $   11.17    $   11.15
                                                    ============================================================

Total return c ..................................        4.10%       3.75%       3.78%        4.12%        6.40%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $  52,623   $  45,564   $  40,942    $  42,817    $  46,267

Ratios to average net assets:

   Expenses .....................................        1.25%       1.26%       1.26%        1.27%        1.24%

   Net investment income ........................        3.66%       3.75%       3.91%        3.86%        4.12%

Portfolio turnover rate .........................       11.18%       7.73%       2.77%        6.79%       10.20%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.










Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                 2007         2006         2005         2004 e      2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   11.98    $   11.99    $   12.06    $   11.90   $   11.68
                                                   -------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................        0.50         0.50         0.51         0.52        0.54

   Net realized and unrealized gains (losses) ..        0.08        (0.01)       (0.05)        0.19        0.22
                                                   -------------------------------------------------------------
Total from investment operations ...............        0.58         0.49         0.46         0.71        0.76
                                                   -------------------------------------------------------------
Less distributions from:

   Net investment income .......................       (0.50)       (0.50)       (0.51)       (0.52)      (0.54)

   Net realized gains ..........................          --           --        (0.02)       (0.03)         --
                                                   -------------------------------------------------------------
Total distributions ............................       (0.50)       (0.50)       (0.53)       (0.55)      (0.54)
                                                   -------------------------------------------------------------
Redemption fees ................................          -- d         -- d         -- d         --          --
                                                   -------------------------------------------------------------
Net asset value, end of year ...................   $   12.06    $   11.98    $   11.99    $   12.06   $   11.90
                                                   =============================================================

Total return c .................................        4.97%        4.13%        4.01%        6.18%       6.67%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 428,458    $ 370,481    $ 309,495    $ 298,732   $ 273,119

Ratios to average net assets:

   Expenses ....................................        0.70%        0.71%        0.72%        0.72%       0.74%

   Net investment income .......................        4.16%        4.17%        4.31%        4.35%       4.61%

Portfolio turnover rate ........................       10.88%       14.19%       10.46%       25.31%      31.54%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                   --------------------------------------------------------
                                                                    YEAR ENDED FEBRUARY 28,
CLASS C                                                2007        2006        2005        2004 e     2003
                                                   --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $  12.01    $  12.03    $  12.10    $  11.93   $  11.70
                                                   --------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................       0.43        0.43        0.45        0.45       0.48

   Net realized and unrealized gains (losses) ..       0.10       (0.02)      (0.05)       0.20       0.23
                                                   --------------------------------------------------------
Total from investment operations ...............       0.53        0.41        0.40        0.65       0.71
                                                   --------------------------------------------------------
Less distributions from:

   Net investment income .......................      (0.43)      (0.43)      (0.45)      (0.45)     (0.48)

   Net realized gains ..........................         --          --       (0.02)      (0.03)        --
                                                   --------------------------------------------------------
Total distributions ............................      (0.43)      (0.43)      (0.47)      (0.48)     (0.48)
                                                   --------------------------------------------------------
Redemption fees ................................         -- d        -- d        -- d        --         --
                                                   --------------------------------------------------------
Net asset value, end of year ...................   $  12.11    $  12.01    $  12.03    $  12.10   $  11.93
                                                   ========================================================

Total return c .................................       4.55%       3.47%       3.42%       5.67%      6.17%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 58,803    $ 55,931    $ 45,621    $ 45,572   $ 30,856

Ratios to average net assets:

   Expenses ....................................       1.24%       1.26%       1.27%       1.30%      1.24%

   Net investment income .......................       3.62%       3.62%       3.76%       3.77%      4.11%

Portfolio turnover rate ........................      10.88%      14.19%      10.46%      25.31%     31.54%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.














Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                   ----------------------------------------------------------
                                                                     YEAR ENDED FEBRUARY 28,
CLASS A                                                 2007        2006        2005        2004 e      2003
                                                   ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   11.42   $   11.51   $   11.76   $   11.48   $   11.14
                                                   ----------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................        0.42        0.42        0.42        0.43        0.46

   Net realized and unrealized gains (losses) ..        0.05       (0.10)      (0.25)       0.28        0.35
                                                   ----------------------------------------------------------
Total from investment operations ...............        0.47        0.32        0.17        0.71        0.81
                                                   ----------------------------------------------------------
Less distributions from net investment income ..       (0.42)      (0.41)      (0.42)      (0.43)      (0.47)
                                                   ----------------------------------------------------------
Redemption fees ................................          -- d        -- d        -- d        --          --
                                                   ----------------------------------------------------------
Net asset value, end of year ...................   $   11.47   $   11.42   $   11.51   $   11.76   $   11.48
                                                   ==========================================================

Total return c .................................        4.22%       2.83%       1.54%       6.33%       7.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 611,291   $ 540,348   $ 493,994   $ 454,942   $ 365,043

Ratios to average net assets:

   Expenses ....................................        0.69%       0.69%       0.69%       0.70%       0.72%

   Net investment income .......................        3.68%       3.64%       3.67%       3.69%       4.07%

Portfolio turnover rate ........................        8.94%      12.62%       9.14%       8.62%       4.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.



Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                   ------------------------------------------------
                                                               YEAR ENDED FEBRUARY 28,
CLASS C                                                2007        2006        2005         2004 e
                                                   ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $  11.44   $   11.53   $   11.77   $    11.67
                                                   ------------------------------------------------
Income from investment operations a:

   Net investment income b .....................       0.36        0.35        0.36         0.24

   Net realized and unrealized gains (losses) ..       0.05       (0.09)      (0.24)        0.10
                                                   ------------------------------------------------
Total from investment operations ...............       0.41        0.26        0.12         0.34
                                                   ------------------------------------------------
Less distributions from net investment income ..      (0.36)      (0.35)      (0.36)       (0.24)
                                                   ------------------------------------------------
Redemption fees ................................         -- d        -- d        -- d         --
                                                   ------------------------------------------------
Net asset value, end of year ...................   $  11.49   $   11.44   $   11.53   $    11.77
                                                   ================================================

Total return c .................................       3.65%       2.27%       1.05%        2.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 28,510   $  30,178   $  23,384   $   11,182

Ratios to average net assets:

   Expenses ....................................       1.24%       1.24%       1.24%        1.25% f

   Net investment income .......................       3.13%       3.09%       3.12%        3.14% f

Portfolio turnover rate ........................       8.94%      12.62%       9.14%        8.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     For the period July 1, 2003 (effective date) to February 29, 2004.

f     Annualized.














Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

                                                          -----------------------------------------------
                                                                        YEAR ENDED FEBRUARY 28,
CLASS A                                                       2007        2006        2005        2004 e
                                                          -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................  $   9.91    $   9.99    $  10.12    $  10.00
                                                          -----------------------------------------------
Income from investment operations a:

   Net investment income b .............................      0.29        0.21        0.15        0.06

   Net realized and unrealized gains (losses) ..........      0.02       (0.09)      (0.14)       0.11
                                                          -----------------------------------------------
Total from investment operations .......................      0.31        0.12        0.01        0.17
                                                          -----------------------------------------------
Less distributions from net investment income ..........     (0.29)      (0.20)      (0.14)      (0.05)
                                                          -----------------------------------------------
Redemption fees ........................................        -- d        -- d        -- d        --
                                                          -----------------------------------------------
Net asset value, end of year ...........................  $   9.93    $   9.91    $   9.99    $  10.12
                                                          ===============================================

Total return c .........................................      3.20%       1.23%       0.14%       1.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................  $ 18,683    $ 26,005    $ 33,254    $ 24,282

Ratios to average net assets:

   Expenses before waiver and payments by affiliates ...      1.16%       1.09%       1.13%       1.27% f

   Expenses net of waiver and payments by affiliates ...      0.50%       0.50%       0.50%       0.50% f

   Net investment income ...............................      2.88%       2.07%       1.49%       1.22% f

Portfolio turnover rate ................................     57.74%      32.42%      15.79%       8.08%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.


b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e For the period September 2, 2003 (commencement of operations) to February 29, 2004.

f     Annualized.










Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                     ---------------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28,
CLASS A                                                     2007          2006          2005          2004 e         2003
                                                     ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     10.83   $     10.81   $     10.78   $     10.39    $     10.58
                                                     ---------------------------------------------------------------------
Income from investment operations a:

   Net investment income b .......................          0.54          0.55          0.58          0.59           0.59

   Net realized and unrealized gains (losses) ....          0.20          0.03          0.03          0.39          (0.18)
                                                     ---------------------------------------------------------------------
Total from investment operations .................          0.74          0.58          0.61          0.98           0.41
                                                     ---------------------------------------------------------------------
Less distributions from net investment income ....         (0.53)        (0.56)        (0.58)        (0.59)         (0.60)
                                                     ---------------------------------------------------------------------
Redemption fees ..................................            -- d          -- d          -- d          --             --
                                                     ---------------------------------------------------------------------
Net asset value, end of year .....................   $     11.04   $     10.83   $     10.81   $     10.78    $     10.39
                                                     =====================================================================

Total return c ...................................          6.99%         5.45%         5.94%         9.75%          3.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $ 5,329,032   $ 5,070,599   $ 4,714,804   $ 4,570,744    $ 4,410,233

Ratios to average net assets:

   Expenses ......................................          0.62%         0.63%         0.62%         0.62%          0.62%

   Net investment income .........................          4.97%         5.11%         5.44%         5.62%          5.69%

Portfolio turnover rate ..........................         10.90%        11.63%         8.60%         8.67%         11.81%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                     --------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS B                                                     2007          2006          2005          2004 e        2003
                                                     --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     10.90   $     10.87   $     10.84   $     10.45   $     10.64
                                                     --------------------------------------------------------------------
Income from investment operations a:

   Net investment income b .......................          0.48          0.50          0.52          0.53          0.54

   Net realized and unrealized gains (losses) ....          0.20          0.03          0.04          0.39         (0.19)
                                                     --------------------------------------------------------------------
Total from investment operations .................          0.68          0.53          0.56          0.92          0.35
                                                     --------------------------------------------------------------------
Less distributions from net investment income ....         (0.47)        (0.50)        (0.53)        (0.53)        (0.54)
                                                     --------------------------------------------------------------------
Redemption fees ..................................            -- d          -- d          -- d          --            --
                                                     --------------------------------------------------------------------
Net asset value, end of year .....................   $     11.11   $     10.90   $     10.87   $     10.84   $     10.45
                                                     ====================================================================

Total return c ...................................          6.36%         4.93%         5.32%         9.09%         3.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   215,121   $   240,628   $   258,063   $   250,878   $   212,027

Ratios to average net assets:

   Expenses ......................................          1.17%         1.18%         1.18%         1.18%         1.18%

   Net investment income .........................          4.42%         4.56%         4.88%         5.06%         5.13%

Portfolio turnover rate ..........................         10.90%        11.63%         8.60%         8.67%        11.81%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                     -----------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS C                                                     2007           2006          2005           2004 e         2003
                                                     -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     10.95      $   10.91    $    10.88      $   10.48      $   10.67
                                                     -----------------------------------------------------------------------
Income from investment operations a:

   Net investment income b .......................          0.49           0.50          0.52           0.54           0.54

   Net realized and unrealized gains (losses) ....          0.19           0.03          0.03           0.39          (0.19)
                                                     -----------------------------------------------------------------------
Total from investment operations .................          0.68           0.53          0.55           0.93           0.35
                                                     -----------------------------------------------------------------------
Less distributions from net investment income ....         (0.47)         (0.49)        (0.52)         (0.53)         (0.54)
                                                     -----------------------------------------------------------------------
Redemption fees ..................................            -- d           -- d          -- d           --             --
                                                     -----------------------------------------------------------------------
Net asset value, end of year .....................   $     11.16      $   10.95    $    10.91      $   10.88      $   10.48
                                                     =======================================================================

Total return c ...................................          6.34%          5.00%         5.29%          9.16%          3.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   761,994      $ 695,270    $  588,921      $ 565,210      $ 508,653

Ratios to average net assets:

   Expenses ......................................          1.17%          1.18%         1.18%          1.18%          1.18%

   Net investment income .........................          4.42%          4.56%         4.88%          5.06%          5.13%

Portfolio turnover rate ..........................         10.90%         11.63%         8.60%          8.67%         11.81%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.





















Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                     -----------------------
                                                     YEAR ENDED FEBRUARY 28,
ADVISOR CLASS                                            2007        2006 e
                                                     -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $  10.85    $  10.76
                                                     -----------------------
Income from investment operations a:

   Net investment income b .......................       0.55        0.10

   Net realized and unrealized gains (losses) ....       0.20        0.04
                                                     -----------------------
Total from investment operations .................       0.75        0.14
                                                     -----------------------
Less distributions from net investment income ....      (0.54)      (0.05)
                                                     -----------------------
Redemption fees ..................................         -- d        -- d
                                                     -----------------------
Net asset value, end of year .....................   $  11.06    $  10.85
                                                     =======================

Total return c ...................................       7.08%       1.34%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $ 53,127    $    471

        `Ratios to average net assets:

   Expenses ......................................       0.52%       0.53% f

   Net investment income .........................       5.07%       5.21% f

Portfolio turnover rate ..........................      10.90%      11.63%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     For the period January 3, 2006 (effective date) to February 28, 2006.

f     Annualized.



Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                        ----------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS A                                                       2007         2006         2005         2004 e        2003
                                                        ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................  $    12.15   $    12.18   $    12.23   $    12.03   $     11.85
                                                        ----------------------------------------------------------------
Income from investment operations a:

   Net investment income b ...........................        0.51         0.52         0.54         0.54          0.56

   Net realized and unrealized gains (losses) ........        0.08        (0.02)       (0.05)        0.19          0.18
                                                        ----------------------------------------------------------------
Total from investment operations .....................        0.59         0.50         0.49         0.73          0.74
                                                        ----------------------------------------------------------------
Less distributions from net investment income ........       (0.52)       (0.53)       (0.54)       (0.53)        (0.56)
                                                        ----------------------------------------------------------------
Redemption fees ......................................          -- d         -- d         -- d         --            --
                                                        ----------------------------------------------------------------
Net asset value, end of year .........................  $    12.22   $    12.15   $    12.18   $    12.23   $     12.03
                                                        ================================================================

Total return c .......................................        4.96%        4.17%        4.13%        6.27%         6.41%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................  $1,006,797   $  892,122   $  792,518   $  786,938   $   778,716

Ratios to average net assets:

   Expenses ..........................................        0.64%        0.65%        0.65%        0.65%         0.65%

   Net investment income .............................        4.23%        4.28%        4.47%        4.31%         4.68%

Portfolio turnover rate ..............................        3.65%        8.11%       11.50%        8.95%        17.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                        ----------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS B                                                       2007         2006         2005         2004 e        2003
                                                        ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................  $    12.22   $    12.24   $    12.29   $    12.09   $     11.90
                                                        ----------------------------------------------------------------
Income from investment operations a:

   Net investment income b ...........................        0.45         0.46         0.47         0.48          0.49

   Net realized and unrealized gains (losses) ........        0.06        (0.02)       (0.05)        0.19          0.19
                                                        ----------------------------------------------------------------
Total from investment operations .....................        0.51         0.44         0.42         0.67          0.68
                                                        ----------------------------------------------------------------
Less distributions from net investment income ........       (0.45)       (0.46)       (0.47)       (0.47)        (0.49)
                                                        ----------------------------------------------------------------
Redemption fees ......................................          -- d         -- d         -- d         --            --
                                                        ----------------------------------------------------------------
Net asset value, end of year .........................  $    12.28   $    12.22   $    12.24   $    12.29   $     12.09
                                                        ================================================================

Total return c .......................................        4.28%        3.66%        3.55%        5.67%         5.88%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................  $   72,203   $   78,327   $   83,208   $   80,303   $    67,994

Ratios to average net assets:

   Expenses ..........................................        1.19%        1.20%        1.20%        1.20%         1.20%

   Net investment income .............................        3.68%        3.73%        3.92%        4.86%         4.13%

Portfolio turnover rate ..............................        3.65%        8.11%       11.50%        8.95%        17.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                        ----------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS C                                                       2007         2006         2005         2004 e        2003
                                                        ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................  $    12.24   $    12.27   $    12.32   $    12.11   $     11.93
                                                        ----------------------------------------------------------------
Income from investment operations a:

   Net investment income b ...........................        0.45         0.46         0.48         0.48          0.50

   Net realized and unrealized gains (losses) ........        0.07        (0.03)       (0.06)        0.20          0.18
                                                        ----------------------------------------------------------------
Total from investment operations .....................        0.52         0.43         0.42         0.68          0.68
                                                        ----------------------------------------------------------------
Less distributions from net investment income ........       (0.45)       (0.46)       (0.47)       (0.47)        (0.50)
                                                        ----------------------------------------------------------------
Redemption fees ......................................          -- d         -- d         -- d         --            --
                                                        ----------------------------------------------------------------
Net asset value, end of year .........................  $    12.31   $    12.24   $    12.27   $    12.32   $     12.11
                                                        ================================================================

Total return c .......................................        4.35%        3.57%        3.53%        5.72%         5.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................  $  158,706   $  139,401   $  117,356   $  111,847   $   100,410

Ratios to average net assets:

   Expenses ..........................................        1.19%        1.20%        1.20%        1.22%         1.18%

   Net investment income .............................        3.68%        3.73%        3.92%        4.88%         4.15%

Portfolio turnover rate ..............................        3.65%        8.11%       11.50%        8.95%        17.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.








Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                             -----------------------------------------------------------------------
                                                                                    YEAR ENDED FEBRUARY 28,
CLASS A                                                             2007           2006           2005           2004 e        2003
                                                             -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $     11.89    $     11.90    $     11.95    $     11.69   $     11.52
                                                             -----------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ...............................          0.48           0.50           0.52           0.54          0.53

   Net realized and unrealized gains (losses) ............          0.04             --          (0.04)          0.24          0.18
                                                             -----------------------------------------------------------------------
Total from investment operations .........................          0.52           0.50           0.48           0.78          0.71
                                                             -----------------------------------------------------------------------
Less distributions from net investment income ............         (0.48)         (0.51)         (0.53)         (0.52)        (0.54)
                                                             -----------------------------------------------------------------------
Redemption fees ..........................................            -- d           -- d           -- d           --            --
                                                             -----------------------------------------------------------------------
Net asset value, end of year .............................   $     11.93    $     11.89    $     11.90    $     11.95   $     11.69
                                                             =======================================================================

Total return c ...........................................          4.53%          4.28%          4.15%          6.87%         6.32%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $   686,892    $   625,326    $   570,324    $   554,871   $   559,531

Ratios to average net assets:

   Expenses ..............................................          0.65%          0.66%          0.65%          0.65%         0.65%

   Net investment income .................................          4.19%          4.20%          4.40%          4.62%         4.63%

Portfolio turnover rate ..................................          4.86%          4.96%         10.45%          4.82%         8.92%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                             -----------------------------------------------------------------------
                                                                                    YEAR ENDED FEBRUARY 28,
CLASS C                                                             2007           2006           2005           2004 e        2003
                                                             -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $     12.00    $     12.01    $     12.06    $     11.79   $     11.61
                                                             -----------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ...............................          0.43           0.44           0.46           0.48          0.48

   Net realized and unrealized gains (losses) ............          0.04          (0.01)         (0.05)          0.25          0.18
                                                             -----------------------------------------------------------------------
Total from investment operations .........................          0.47           0.43           0.41           0.73          0.66
                                                             -----------------------------------------------------------------------
Less distributions from net investment income ............         (0.42)         (0.44)         (0.46)         (0.46)        (0.48)
                                                             -----------------------------------------------------------------------
Redemption fees ..........................................            -- d           -- d           -- d           --            --
                                                             -----------------------------------------------------------------------
Net asset value, end of year .............................   $     12.05    $     12.00    $     12.01    $     12.06   $     11.79
                                                             =======================================================================

Total return c ...........................................          3.99%          3.66%          3.55%          6.30%         5.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $    91,743    $    84,268    $    75,266    $    80,108   $    75,491

Ratios to average net assets:

   Expenses ..............................................          1.20%          1.21%          1.20%          1.22%         1.17%

   Net investment income .................................          3.64%          3.65%          3.85%          4.05%         4.11%

Portfolio turnover rate ..................................          4.86%          4.96%         10.45%          4.82%         8.92%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.















Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS A                                                 2007         2006        2005          2004 e      2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   10.44    $   10.48    $   10.62    $   10.51   $   10.29
                                                   -------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................        0.44         0.46         0.47         0.47        0.50

   Net realized and unrealized gains (losses) ..        0.04        (0.04)       (0.15)        0.11        0.22
                                                   -------------------------------------------------------------
Total from investment operations ...............        0.48         0.42         0.32         0.58        0.72
                                                   -------------------------------------------------------------
Less distributions from net investment income ..       (0.45)       (0.46)       (0.46)       (0.47)      (0.50)
                                                   -------------------------------------------------------------
Redemption fees ................................          -- d         -- d         -- d         --          --
                                                   -------------------------------------------------------------
Net asset value, end of year ...................   $   10.47    $   10.44    $   10.48    $   10.62   $   10.51
                                                   =============================================================

Total return c .................................        4.71%        4.08%        3.19%        5.66%       7.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 747,279    $ 718,293    $ 693,804    $ 732,998   $ 722,865

Ratios to average net assets:

   Expenses ....................................        0.66%        0.66%        0.66%        0.66%       0.66%

   Net investment income .......................        4.26%        4.37%        4.52%        4.51%       4.82%

Portfolio turnover rate ........................        6.99%       13.07%        7.48%       17.63%       6.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 189

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS B                                                 2007         2006         2005         2004 e      2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   10.47    $   10.51    $   10.65    $   10.54   $   10.31
                                                   -------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................        0.39         0.40         0.41         0.42        0.44

   Net realized and unrealized gains (losses) ..        0.04        (0.04)       (0.14)        0.10        0.24
                                                   -------------------------------------------------------------
Total from investment operations ...............        0.43         0.36         0.27         0.52        0.68
                                                   -------------------------------------------------------------
Less distributions from net investment income ..       (0.39)       (0.40)       (0.41)       (0.41)      (0.45)
                                                   -------------------------------------------------------------
Redemption fees ................................          -- d         -- d         -- d         --          --
                                                   -------------------------------------------------------------
Net asset value, end of year ...................   $   10.51    $   10.47    $   10.51    $   10.65   $   10.54
                                                   =============================================================

Total return c .................................        4.22%        3.51%        2.61%        5.06%       6.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $  43,897    $  47,623    $  51,913    $  50,112   $  36,575

Ratios to average net assets:

   Expenses ....................................        1.21%        1.21%        1.21%        1.21%       1.21%

   Net investment income .......................        3.71%        3.82%        3.97%        3.96%       4.27%

Portfolio turnover rate ........................        6.99%       13.07%        7.48%       17.63%       6.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


190 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                 2007         2006         2005         2004 e      2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   10.51    $   10.56    $   10.69    $   10.58   $   10.35
                                                   -------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................        0.39         0.40         0.42         0.42        0.45

   Net realized and unrealized gains (losses) ..        0.04        (0.05)       (0.15)        0.10        0.23
                                                   -------------------------------------------------------------
Total from investment operations ...............        0.43         0.35         0.27         0.52        0.68
                                                   -------------------------------------------------------------
Less distributions from net investment income ..       (0.39)       (0.40)       (0.40)       (0.41)      (0.45)
                                                   -------------------------------------------------------------
Redemption fees ................................          -- d         -- d         -- d         --          --
                                                   -------------------------------------------------------------
Net asset value, end of year ...................   $   10.55    $   10.51    $   10.56    $   10.69   $   10.58
                                                   =============================================================

Total return c .................................        4.19%        3.40%        2.69%        5.04%       6.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 100,495    $  88,237    $  79,551    $  81,137   $  74,605

Ratios to average net assets:

   Expenses ....................................        1.21%        1.21%        1.21%        1.23%       1.19%

   Net investment income .......................        3.71%        3.82%        3.97%        3.94%       4.29%

Portfolio turnover rate ........................        6.99%       13.07%        7.48%       17.63%       6.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B or Class C share Fund accounts.

CLASS A                 CLASS C                ADVISOR CLASS
----------------------------------------------------------------------

o  Initial sales        o  No initial sales    o  For qualified
   charge of 2.25% or      charge                 investors, see
   less (Federal                                  page 77
   Intermediate-Term &
   Federal
   Limited-Term Funds)
   or 4.25% or less
   (all other Funds)

o  Deferred sales       o  Deferred sales
   charge of 1% on         charge of 1% on
   purchases of $1         shares you sell
   million or more         within 12 months
   sold within 18
   months

o  Lower annual         o  Higher annual
   expenses than Class     expenses than
   C due to lower          Class A due to
   distribution fees       higher
                           distribution fees


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]


CLASS A, B & C

SALES CHARGES - CLASS A

                              THE SALES CHARGE MAKES UP  WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT    THIS % OF THE OFFERING    YOUR NET INVESTMENT*
                                   PRICE*

-------------------------------------------------------------------------------
ALL FUNDS (EXCEPT FEDERAL
INTERMEDIATE-TERM & FEDERAL
LIMITED-TERM FUND)
Under $100,000                                  4.25                       4.44
$100,000 but under $250,000                     3.50                       3.63
$250,000 but under $500,000                     2.50                       2.56
$500,000 but under $1 million                   2.00                       2.04

FEDERAL INTERMEDIATE-TERM FUND &
FEDERAL LIMITED-TERM FUND
Under $100,000                                  2.25                       2.30
$100,000 but under $250,000                     1.75                       1.78
$250,000 but under $500,000                     1.25                       1.27
$500,000 but under $1 million                   1.00                       1.01


*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts." 1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

   o You, individually;
   o Your spouse or domestic partner, as recognized by applicable state law;
   o You jointly with your spouse or domestic partner;
   o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
   o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor); or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.
To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 75). The CDSC will not apply to purchases over $250 million in the High Yield Fund.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.10% per year and Limited Fund to pay up to 0.15%, to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER BUYING THEM   THIS % IS DEDUCTED FROM
                                           YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------------
1 Year                                                  4
2 Years                                                 4
3 Years                                                 3
4 Years                                                 3
5 Years                                                 2
6 Years                                                 1
7 Years                                                 0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 75). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC


There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see BELOW).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows a Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 88 for exchange information).


REINSTATEMENT PRIVILEGE


If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.


In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.


If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.


Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit
(CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

QUALIFIED INVESTORS - ADVISOR CLASS


The following investors or investments may qualify to buy Advisor Class shares of the Fund:

o Shares acquired by a financial intermediary in connection with its mutual fund trading platform that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA) that is not an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. Minimum initial investment: $50,000 for individual or multiple clients.

o Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. No minimum initial investment.

o  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
   (1) under an advisory agreement (including sub-advisory agreements); and/or
   (2) as Trustee of an inter vivos or testamentary trust.

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

o An Employer Sponsored Retirement Plan (Plan) with Plan assets of $1 million or more that is not an Existing DCS Plan. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code
   (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. An "Existing DCS Plan" is an Employer Sponsored Retirement Plan that has contracted on or before May 1, 2006 for participant level recordkeeping with an affiliate of Distributors (the Recordkeeping Affiliate) or with the entity identified in the Recordkeeping Affiliate's small business plan promotional materials. An Existing DCS Plan will become eligible to purchase Advisor Class shares on May 1, 2007.


o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.

BUYING SHARES

MINIMUM INVESTMENTS - CLASS A & C
----------------------------------------------------------------------
                                                    INITIAL
----------------------------------------------------------------------
Regular accounts                                    $1,000
----------------------------------------------------------------------
Automatic investment plans                          $50
----------------------------------------------------------------------
UGMA/UTMA accounts                                  $100
----------------------------------------------------------------------

Broker-dealer sponsored wrap account programs
                                                    $no minimum

----------------------------------------------------------------------
Current and former full-time employees, officers, $100 trustees and directors of Franklin Templeton entities, and their family members

----------------------------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

Certain Franklin Templeton funds, like the other Funds in this Trust, offer multiple share classes not offered by the Federal Limited-Term Fund. Please note that for selling or exchanging your shares, or for other purposes, shares of the Federal Limited-Term Fund are considered Class A shares.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 82). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.




BUYING SHARES
--------------------------------------------------------------------------------
                           OPENING AN ACCOUNT               ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------


THROUGH YOUR INVESTMENT    Contact your investment          Contact your investment
REPRESENTATIVE             representative                   representative
---------------------------------------------------------------------------------------------

                           If you have another Franklin     Before requesting a telephone or
BY PHONE/ONLINE            Templeton fund account with      online
                           purchase into an existing your   bank account
                           information account, please make sure we
(Up to $100,000 per        on file, you may open a new      have your bank account
shareholder per day)       account by phone. At this        information on file. If we do
                           time, a new account may not be   not have this information, you
1-800/632-2301             opened online.                   will need to send written
                                                            instructions with your bank's
franklintempleton.com      To make a same day investment,   name and address and a voided
                           your phone order must be         check or savings account deposit
NOTE: (1) CERTAIN ACCOUNT  received and accepted by us by   slip. If the bank and Fund
TYPES ARE NOT AVAILABLE    1:00 p.m. Pacific time or the    accounts do not have at least
FOR ONLINE ACCOUNT ACCESS  close of the New York Stock      one common owner, your written
AND (2) THE AMOUNT MAY BE  Exchange, whichever is earlier.  request must be signed by ALL
HIGHER FOR MEMBERS OF                                       fund AND bank account owners,
FRANKLIN TEMPLETON VIP                                      and each individual must have
SERVICESTM.  PLEASE SEE                                     his or her signature guaranteed.
PAGE 84 FOR MORE
INFORMATION REGARDING                                       To make a same day investment,
ELIGIBILITY.                                                your phone or online order must
                                                            be received and accepted by us
                                                            by 1:00 p.m. Pacific time or the
                                                            close of the New York Stock
                                                            Exchange, whichever is earlier.

---------------------------------------------------------------------------------------------
                           Make your check payable to the   Make your check payable to the
                           Fund.                            Fund. Include your account
BY MAIL                                                     number on the check.
                           Mail the check and your signed
                           application to Investor          Fill out the deposit slip from
                           Services.                        your account statement. If you
                                                            do not have a slip,
                                                            include a note with
                                                            your name, the Fund
                                                            name, and your
                                                            account number.

                                                            Mail the check and
                                                            deposit slip or note
                                                            to Investor Services.
---------------------------------------------------------------------------------------------
                           Call to receive a wire control   Call to receive a wire
                           instructions.                    control number and wire


BY WIRE                    Wire the funds and mail your      To make a same day wire
                           signed application to Investor    investment, the wired funds must
1-800/632-2301             Services. Please include the      be received and accepted by us
(or 1-650/312-2000         wire control number or your       by 1:00 p.m. Pacific time or the
collect)                   new account number on the         close of the New York Stock
                           application. Exchange, whichever  is earlier.

                           To make a same day wire
                           investment, the wired funds
                           must  be received and
                           accepted by us by 1:00 p.m.
                           Pacific time or the close
                           of the New York Stock Exchange,
                           whichever is earlier.
---------------------------------------------------------------------------------------------

                           Call Shareholder Services at      Call Shareholder Services at
BY EXCHANGE                1-800/632-2301, or send signed    1-800/632-2301, or send signed
                           written instructions.   You       written instructions. You also
                           also may place an online          may place an online exchange
                           exchange order. The automated     order.
                           telephone system cannot be
franklintempleton.com      used to open a new account.       (Please see page 88 for
                                                             information on exchanges.)
                           (Please see page 88 for
                           information on exchanges.)


--------------------------------------------------------------------------------

                     Franklin Templeton Investor Services
                  P.O. Box 997151, Sacramento, CA 95899-7151
                        Call toll-free: 1-800/632-2301
         (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
               or visit us online 24 hours a day, 7 days a week,
                           at franklintempleton.com



INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES      1-800/632-2301
ADVISOR SERVICES          1-800/524-4040


DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds
  somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.


The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 84 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

SELLING SHARES
-------------------------------------------------------------------------------
                             TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------------

THROUGH YOUR INVESTMENT
REPRESENTATIVE               Contact your investment representative
-------------------------------------------------------------------------------
                             Send written instructions and endorsed share
BY MAIL                      certificates (if you hold share certificates)
                             to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                             Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                             A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
--------------------------------------------------------------------------------

                             As long as your transaction is for $100,000 or
BY PHONE/ONLINE              less, you do not hold share certificates and you
                             have not changed your address by phone or online
1-800/632-2301               within the last 15 days, you can sell your shares
                             by phone or online. The amount may be higher for
franklintempleton.com        members of Franklin Templeton VIP ServicesTM.
                             Please see page 84 for more information regarding eligibility.

                             A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

--------------------------------------------------------------------------------
                             You can call, write, or visit us online to have
BY ELECTRONIC FUNDS          redemption proceeds sent to a bank account. See the
TRANSFER (ACH)               policies at left for selling shares by mail, phone,
                             or online.

                             Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                             If we receive your request in proper form by 1:00
                             p.m. Pacific time, proceeds sent by ACH generally
                             will be available within two to three business
                             days.
--------------------------------------------------------------------------------
                             Obtain a current prospectus for the fund you are
BY EXCHANGE                  considering.  Prospectuses are available online at
                             franklintempleton.com.

                             Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                             If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
--------------------------------------------------------------------------------

             Franklin Templeton Investor Services P.O. Box 997151,
                           Sacramento, CA 95899-7151
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
   or visit us online 24 hours a day, 7 days a week, at franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

CLASS A, B & C

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from the Limited Fund purchased prior to February 1, 2006, or a money fund, a sales charge may apply no matter how long you have held the shares, unless you acquired your money fund shares by exchange or through the reinvestment of dividends, or you otherwise qualify to buy shares without an initial sales charge.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

ADVISOR CLASS

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.
*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

ALL CLASSES

The remainder of the "Exchanging Shares" section applies to all classes.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

Each Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).


MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.


MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).


MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.


While a Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o imposing a redemption fee for short-term trading;
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, a Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of each Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of a shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS. Each Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).

ACCOUNT POLICIES

CALCULATING SHARE PRICE

CLASS A, B & C


When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.


When you sell shares, you receive the NAV minus any applicable CDSC.

ALL CLASSES

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. Each Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - MUNICIPAL SECURITIES - MATRIX PRICING (FAIR VALUATION)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Each Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

ACCOUNTS WITH LOW BALANCES


If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and, (2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B.


STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 83).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS


You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o  Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

   o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
   o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
   o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
   o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
   o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
   o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
   o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
   o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
   o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

CLASS A, B & C


Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Funds' transfer agent from payments it receives under its agreement with the Funds.


ALL FUNDS                              CLASS A       CLASS B        CLASS C
(EXCEPT FEDERAL INTERMEDIATE-TERM AND
FEDERAL LIMITED-TERM FUNDS)
--------------------------------------------------------------------------------
COMMISSION (%)                         ---           ---            1.00/(3)
Investment under $100,000              4.00          ---            ---
$100,000 but under $250,000            2.80          ---            ---
$250,000 but under $500,000            2.00          ---            ---
$500,000 but under $1 million          1.60          ---            ---
$1 million or more                     up to 0.75/(1) ---           ---
12B-1 FEE TO DEALER                    0.10/(1)      0.15/(2)       0.65/(4)

FEDERAL INTERMEDIATE-TERM FUND
--------------------------------------------------------------------------------
COMMISSION (%)                         ---           ---            1.00/(3)
Investment under $100,000              2.00          ---            ---
$100,000 but under $250,000            1.50          ---            ---
$250,000 but under $500,000            1.00          ---            ---
$500,000 but under $1 million          0.85          ---            ---
$1 million or more                     up to 0.75/(1)---            ---
12B-1 FEE TO DEALER                    0.10/(1)      ---            0.65/(4)

FEDERAL LIMITED-TERM FUND
--------------------------------------------------------------------------------
COMMISSION (%)                              -        ---            ---
Investment under $100,000                   2.00     ---            ---
$100,000 but under $250,000                 1.50     ---            ---
$250,000 but under $500,000                 1.00     ---            ---
$500,000 but under $1 million               0.85     ---            ---
$1 million or more                    up to 0.75/(1) ---            ---
12B-1 FEE TO DEALER                        0.15/(1)  ---            ---

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by a Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

3. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission.

4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.


OTHER DEALER COMPENSATION. Distributors may make payments from its own financial resources to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.


To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

ADVISOR CLASS


Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Distributors from its own resources.


QUESTIONS


If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                    HOURS (PACIFIC TIME,
DEPARTMENT NAME              TELEPHONE NUMBER       MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES         1-800/632-2301         5:30 a.m. to 5:00 p.m.

FUND INFORMATION             1-800/DIAL BEN(R)      5:30 a.m. to 5:00 p.m.
                            (1-800/342-5236)
RETIREMENT SERVICES          1-800/527-2020         5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES             1-800/524-4040         5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES       1-800/321-8563         6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)       1-800/851-0637         5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM   1-800/632-2301         (around-the-clock access)
                             1-800/524-4040
                             1-800/527-2020



FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


[Insert FRANKLIN TEMPLETON INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)




2240                Investment Company Act file #811-04149         TF3 P 07/07

















































FRANKLIN TAX-FREE TRUST


FRANKLIN ARIZONA TAX-FREE INCOME FUND
FRANKLIN COLORADO TAX-FREE INCOME FUND
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
FRANKLIN DOUBLE TAX-FREE INCOME FUND
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
FRANKLIN OREGON TAX-FREE INCOME FUND
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND



STATEMENT OF ADDITIONAL INFORMATION


JULY 1, 2007


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-7151 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2007, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended February 28, 2007, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks . . . . . . . . . . 2
State and U.S. Territory Risks . . . . . . . .  7
Officers and Trustees . . . . . . . . . . . .  15
Fair Valuation and Liquidity . . . . . . . . . 21
Management and Other Services . . . . . . . .  21
Portfolio Transactions . . . . . . . . . . . . 25
Distributions and Taxes . . . . . . . . . . . .26
Organization, Voting Rights
 and Principal Holders . . . . . . . . . . . . 29
Buying and Selling Shares . . . . . . . . . . .30
The Underwriter . . . . . . . . . . . . . . . .36
Performance . . . . . . . . . . . . . . . . . .39
Miscellaneous Information . . . . . . . . . . .42
Description of Ratings . . . . . . . . . . . . 42
State Tax Treatment . . . . . . . . . . . . . .46


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
O ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
  RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


GOALS, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Federal Intermediate-Term Fund's investment goal and the Federal Limited-Term Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investment management and the preservation of shareholders' capital.

The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

The Double Tax-Free Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from state personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

Each state Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes, if any, as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of the Fund's state.

Under normal market conditions, each Fund invests at least 80% of its assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. Each Fund applies this test to its net assets, except for the Federal Intermediate-Term Fund and the Federal Limited-Term Fund, each of which applies this test to its total assets. In addition, under normal market conditions, each state Fund invests at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. The Double Tax-Free Fund also normally invests at least 80% of its net assets in securities whose interest is free from state personal income taxes.

Each Fund may not:


1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (the "SEC").


2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.


3. Make loans if, as a result, more than 33-1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and
(iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.


6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.


7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). (1)

In addition, each Fund, other than Franklin Double Tax-Free Income Fund, may not:

8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

1. Although not part of a Fund's fundamental investment restriction, consistent with SEC Staff interpretations and guidance, governments or their political subdivisions that issue tax-exempt municipal securities are not considered by the Funds to be members of any industry.


NON-FUNDAMENTAL INVESTMENT POLICIES

Unlike the state Funds, the Double Tax-Free, the Federal Intermediate-Term, Federal Limited-Term and High Yield Funds do not focus their investment in a particular state. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of a Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"       less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"           80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Funds' prospectus or elsewhere in this SAI.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refund), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of trustees.

Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.


VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes and municipal inflation protected securities, which have interest rates that change either at specific intervals from daily up to semi-annually, or whenever a benchmark rate changes. The interest rate adjustments are designed to help stabilize the security's price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates or benchmark rates fall. Of course, a Fund's income from its variable and floating rate investments also may increase if interest rates rise.

Variable rate demand notes may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.


ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, EACH FUND'S PORTFOLIO MAY ALSO BE SUBJECT TO CERTAIN OTHER CHARACTERISTICS AND RISKS, AND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH, ALONG WITH THESE RISKS, ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH EACH FUND'S GOALS AND OBJECTIVES.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.


A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four long-term ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."


An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each Fund, other than the High Yield Fund, has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

LOWER-RATED SECURITIES The High Yield Fund invests at least 65% of its assets in lower-rated securities. The High Yield Fund may invest in securities rated in any rating category, including defaulted securities if the manager believes the issuer may resume making interest payments or other favorable developments seem likely in the near future. While the Fund tries to invest in lower-rated securities, the manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher- and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the High Yield Fund's portfolio. The High Yield Fund, however, currently does not intend to invest more than 10% of its assets in defaulted securities.

In addition, the High Yield Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (generally referred to as "distressed debt"). Such investments typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such issuers. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to an issuer by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in an issuer's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of an issuer's direct indebtedness, the High Yield Fund, in effect, steps into the shoes of the lender. If the loan is secured, the High-Yield Fund will have a priority claim to the assets of the issuer ahead of unsecured creditors and stockholders. The High-Yield Fund generally makes such investments to achieve income, rather than capital appreciation.

To the extent that the High Yield Fund invests in loan participations with respect to a distressed issuer, the High Yield Fund must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the High Yield Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the entity issuing the underlying indebtedness. The risk that the High Yield Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds.


ILLIQUID INVESTMENTS Each Fund ,except the Federal Intermediate-Term Fund, may invest up to 10% of its net assets in illiquid securities. The Federal Intermediate-Term Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.


INSURANCE Each Fund may invest in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Funds nor the manager makes any representations as to the ability of any insurance company to meet its obligation to a Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.


MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. With exception of the Federal Intermediate-Term Tax Free and the Federal Limited-Term Tax-Free Funds, the Funds have no restrictions on the maturity of the securities they may buy or on their average portfolio maturity.


PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest or the economies of the states and territories where the Funds invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities may be offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS


STATE Because each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.


The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Funds. Please read this information together with the section "Main Risks" in the prospectus.


ARIZONA. Arizona's economy continued to expand in many categories including employment, income and population growth while experiencing a lower unemployment rate than the nation. The strength was driven from growth in the high tech sector, defense contractors, and the tourism industry while a slow down in the real estate sector was starting to surface. Arizona's relative competitiveness to California for business cost continues to be an advantage. In addition, lower housing prices and costs of living contribute to the positive trends in net migration to the state. Net migration is expected to continue to grow but at slower rates than experienced over the past decade. Some of the primary factors for a favorable outlook for Arizona remain intact, including above average income growth, low energy costs and an abundance of land. In addition, the recent weakness in the dollar has translated into higher growth for some export exposed industries. Offsetting some of the persistent historical strengths is the weakening housing market that may translate into contracting construction employment.

The unemployment rate in March 2007 was 3.9%, down from a peak of 6.2% in 2002. It is projected that the state will add 95,000 jobs (a 3.6% increase) during 2007. Population growth is forecasted to grow an estimated 2.3% in 2006, one of the fastest growth rates in the United States. The gross state product continued to grow over the last several years and increased 5.0% in 2006 to $210 billion.

The General Fund balance and budget stabilization fund finished fiscal year 2006 with an estimated balance of $789 million after increasing from a balance of $357 million in 2003. The improvement resulted from a 20% increase in revenues during 2006. The forecast for General Fund during the fiscal year 2007 expects revenues to decrease after successive years of double-digit growth due to an income tax reduction and planned expenditures of the existing fund balance. The projected year-end General Fund balance is $174 million, or 1.7% of revenues. Fiscal planning is hindered by ballot initiatives such as a required two-thirds legislature approval for any tax increase and voter protection of the major expenditure areas of education and health care.

Under its constitution, Arizona cannot issue general obligation debt. Thus, gross state debt levels have remained moderate. The state has historically relied on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs.

COLORADO. During the 1980s, Colorado's economy was highly dependent on its energy sector. As a result, when the energy sector declined in the mid-to-late 1980s, the state suffered a sharp economic downturn. Throughout the 1990s, Colorado's economy improved substantially due to its increasing diversification, spurred by growth in the services, trade and government sectors.

The state's economy continued to grow during 2007 after improving during 2006. Areas of stronger growth include technology, business services, and tourism. Offsetting some of the strength has been the softening housing market. Total employment for the state increased during 2006 by 2.1% for the third year in a row after contracting between 2001 and 2003. The state's unemployment rate improved to 3.6% and remains below national levels while job growth is forecasted to exceed rates experienced in other states. The state's overall profile possesses positive characteristics including a diversified industrial workforce, above average incomes, and a growing economic base.

The fiscal position of the state reflect continued strength as well. The estimated results for fiscal year 2006 reflect General Fund reserve of $689 million representing 11% of the General Fund appropriations. Revenues increased 13% due to a combination of a strong economy and changes in allocation of resources from other operating funds to the general fund. Revenues are projected to increase 3% during fiscal year 2007.

The Colorado budget and financial process is constricted by a series of constitutional limitations that include a mandatory minimum of General Fund reserves equal to 4% of appropriations, and a limit to the state's revenue and expenditure growth equal to the rate of population growth, plus the rate of inflation. The state's constitution also prohibits the issuance of general obligation debt, resulting in a very low debt burden for the state. The state relies primarily on pay-as-you-go lease financing to meet its capital improvement needs.

CONNECTICUT. The state's economic recovery, including job growth, began to strengthen in fourth quarter of 2005, but still lagged the nation for the full year. The high cost of doing business in Connecticut remains a problem. On a positive note, the state benefits from a strong tourism industry and a growing biopharmaceutical industry. Connecticut ended fiscal year 2005 with a surplus of about $700 million (nearly 60% of which was from a one-time revenue), and the governor currently anticipates an approximate $600 million surplus (4% of the General Fund budget) for fiscal year 2006. Governor Rell plans to use that surplus to fully fund the Teachers' Retirement Fund for fiscal years 2006 and 2007, to prepay other debts and to boost the Budget Reserve to nearly $1 billion. However, Connecticut still has a large negative unreserved General Fund balance. The proposed budget includes several major tax changes such as a repeal of the local property tax on autos and elimination of the property tax credit on personal income tax. The governor expects a small General Fund surplus of $0.4 million for fiscal year 2007.

Depending on what source is used, Connecticut continues to rank among the top three in terms of per capita income ($45,506 vs. national median of $33,041) and in tax-supported debt per capita ($3,624 vs. national median of $703). Despite the high per capita income, Connecticut ranks third in net tax-supported debt as a percentage of income, at approximately 8% (vs. the national median of 2.5%). Connecticut has been experiencing net out-migration as a result of its relatively old population moving to retiree states; growth has averaged under 0.3% annually over the last three years compared with about 1.0% for the nation. The state also suffers from a large, unfunded accrued pension liability (amounting to $6.8 billion and a 54.5% funding ratio as of June 30, 2004), and jobs are still 23,000, or 1%, below their pre-recession peak. However, Connecticut's unemployment rate in December 2005 was 4.8%, just below the national rate of 4.9%.

NEW JERSEY. New Jersey has a large and diverse economy that is strategically located. New Jersey enjoys one of the highest wealth levels in the nation. Over the past several years, the state has struggled with the nationwide economic recession that began in March 2001 and was further exacerbated by the events of September 11. Fortunately, the state entered its economic recovery earlier than most states in the region. The state is continuing to grow; however, growth rates are now slightly below national levels. Growth slowed in 2006 after steady expansion the prior year. Employment growth also slowed in 2006 to 0.8% after growth of 1.2% in 2005, slower than the national growth rate in 2006 of 1.9%. Employment gains were primarily in the service sectors, but the state still is seeing job losses in manufacturing and as the result of the downsizing of the telecommunications industry. The average unemployment rate in 2006 was 4.8%, above the 4.4% for the prior year. As of March 2007, unemployment was 4.3%. Despite the slower growth in employment and economic growth, personal income growth continues to improve. In 2006 growth was 6.3% versus the 5.1% a year earlier.

New Jersey's financial position improved in 2006, although it remains strained as it deals with a continuing structural imbalance. The state had a General Fund operating surplus of about $500 million which, after transfers, improved to $1.1 billion. The General Fund's balance of $3.9 billion for the fiscal year ending 2006 compares favorably to the prior fiscal year's ending balance of $3.1 billion.

For the current fiscal year (2007) the state now projects that it will end with a General Fund budgetary reserve of approximately $1.9 billion, an improvement over the prior year. State revenues are just above budget, with the best performance in corporate business taxes. During fiscal year 2007, the state increased its sales tax by 1%, dedicating half of the increase to property tax relief and placing the funds in reserve to be used for this purpose in fiscal year 2008.

The governor has introduced his proposed budget for fiscal year 2008. The budget proposes a 7.2% spending increase to $33.3 billion with resources (including reserves) increasing 2.7%. The spending increase is primarily for property tax relief, although there are continued cost pressures in the areas of debt service, employee and retiree benefits, education and Medicaid. The governor proposes closing the budget gap using $1.6 billion in one time revenue actions including $672 million of the prior years surplus and $688 million in deferred sales tax revenues. As the budget is proposed now, it would create a large structural imbalance for fiscal year 2009. The budget still needs to be approved by the state legislature.

The state's pension funds continue to put pressure on the state's budget. The fund is approximately 77% funded and the state has been unable to make its full annually required contribution in the past several years and the 2008 proposed budget also included partial funding. The state's debt burden is also growing, and the state is looking at ways to reduce this burden.

In July 2005, S&P upgraded the state to AA. Moody's rates the state Aa3.

OREGON. Oregon's economy continues to show signs of healthy growth; however, after consecutive years of robust growth, economic expansion is expected to moderate over the near term. Total non-farm employment increased roughly 3.2% in 2006, more than two times the U.S. growth rate of 1.4%. Job growth was spread across several different industries, decreasing the state's reliance on traditional industries such as agriculture and lumber products. Projected non-farm employment gains for 2007 are 1.2%, and the manufacturing sector is expected to decline by 1.5% over the year. Oregon's unemployment rate stands at 5.2%. As of July 2006, the state's population was an estimated 3,690,500, marking 1.6% growth over the prior year. Projected annual population growth through 2011 is 1.35%.

The healthy economy has directly impacted the state's financial position. General Fund revenues for the 2005-2007 biennium are projected to amount to $12.7 billion, an increase of roughly 18.6% over the 2003-2005 biennium. The projected ending fund balance for the 2005-2007 biennium period is $1.36 billion; however, much of that surplus is currently due back to taxpayers under the constitutional "2% kicker". Under the terms of the "kicker" provision, if the amount of revenues received in any biennium period exceeds the budget by 2%, then the excess must be returned to state taxpayers. Currently, the state estimates returning $1.1 billion in personal income taxes and an additional $290 million in corporate income taxes. Historically, Oregon struggled to build any excess reserves due to the "kicker", however, in March 2007, the legislature passed a bill authorizing the creation of a Rainy Day Fund. The state intends to make a one-time deposit to the fund of $290 million of corporate kicker credits (payable in the 2007-2009 biennium). The fund will then receive biennial deposits equal to 1% of General Fund appropriations for the preceding biennium period. A three-fifths vote of each house of the Legislative Assembly is required to appropriate any monies from the Rainy Day Fund. The fund is expected to boost state reserves to nearly $900 million.

Oregon's debt burden amounts to $5.6 billion, and includes roughly $4.2 billion in general obligation debt. The state's debt per capita of $1,350 is above the national state average of $754. The legislature has approved the issuance of $697 million in debt for the 2007-2009 biennium, including $519 million in proposed certificates of participation.

Moody's, S&P and Fitch maintain long-term credit ratings on the state of Aa3, AA-, and AA-, respectively.

PENNSYLVANIA. Pennsylvania benefits from a highly diverse economy including the retail trade, manufacturing, service, and construction industries. While Pennsylvania's unemployment rate is slightly higher than the national average, the state has recently reached an all-time high job count in January 2007 at 5.8 million. The state has been encouraging new business by enacting business tax cuts over the past four years. At the end of the 2007-2008 budget year, Pennsylvania boasts that it will have realized $2.2 billion in business tax cuts. In Pennsylvania, population growth remains well below the national level. Personal income growth and per capita income, however, are now close to or slightly above the national average.

Pennsylvania had to use over $1 billion from its rainy day fund in order to balance the 2002 and 2003 General Fund budgets, and nearly depleted the fund. Since the end of fiscal year 2002, the state has posted General Fund surpluses each year and has been able to add back to its rainy day fund, called the Budget Stabilization Reserve. The state called for the transfer of $171 million at the end of fiscal year 2006 giving a Reserve balance of $512 million. The latest budget calls for a transfer of $12 million at the end of fiscal year 2007 and $1 million at the end of fiscal year 2008.

The governor's $27.3 billion 2007-2008 budget, a nearly $1 billion, or 3.6%, increase over the previous year's budget, increases the state sales tax rate from 6 to 7%. Half of the new proceeds will be used to provide over $900 million in property tax relief to Pennsylvania homeowners and the other half will go to support critical public services. The budget also calls for a 5% increase in education funding. Other key initiatives in the budget are health care reform, energy independence, new transportation investments, and environmental spending. The budget calls for a drawdown of the General Fund balance to $4 million, after the $1 million transfer to the Budget Stabilization Reserve.

U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.

PUERTO RICO. Puerto Rico is the fourth largest island in the Caribbean and an estimated 3.9 million people call it home. Puerto Rico's economy continues to track those of the U.S. mainland. Performance has improved, but is expected to slow. In fiscal year 2005, the U.S. mainland accounted for 83% of Puerto Rico's exports and 50% of imports. Tourism has improved in the last year. The number of rented hotel rooms has increased as has the number of rooms available. The Commonwealth has recently opened a new convention center, which it hopes will attract new business and continue to improve tourism. Since 2002, the Commonwealth reports its economy has been expanding at a moderate annual rate of 2.3%, but recently, several key economic indicators have begun to indicate a slowing of activity. The Planning Board recently lowered its real gross national product forecast from 2.5% to 0.6% for fiscal year 2007. It also lowered projections during fiscal year 2006 to 1.2% from 2.2%.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 11.3% as of 2004 and 10.4 for 2006. As of March 2007, unemployment was 10.1%. The largest employment sectors include government (29%), services (29%), trade (16%) and manufacturing (11%). The manufacturing sector has undergone some major changes as pharmaceuticals, biotech and technology have proven to be growth areas for the Commonwealth.

The Commonwealth's financial stresses continue. Its financial situation reached a low point in May 2006, when the government disclosed a significant budget gap of $738 million for the then current fiscal year. After a political impasse on how to handle the deficit, the governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations on May 1, 2006. During the shut-down, the governor and legislative leaders were unable to agree on a loan from the Government Development Bank of Puerto Rico (GDB) and what sources would be used for repayment. After an impasse, a four-person commission of non-elected citizens was charged with resolving the fiscal crisis. The commission decided on a special 1% sales tax to repay the GDB loan, and the sales tax was expected to be part of a larger sales tax that could generate a net $300-400 million for the General Fund. Employees went back to work on May 15, 2006. After much political wrangling, including taking the sales tax to court, the legislature and governor were able to agree on a sales tax rate, agree on spending reductions and enable a loan from the GDB.

The government was able to agree on a fiscal year 2007 budget (it did not have a budget agreement in fiscal year 2006). The key component of the budget was implementation of a sales tax which occurred on November 15, 2006. At the same time that the general excise tax was repealed. The 7% sales tax is divided with 4.7% going to the Commonwealth's General Fund, 1.3% to local municipalities and 1% for funding repayment of debt. The budget was passed with the gap closed using spending decreases, the sales tax, a debt refinancing and improvement in the economy.

In April 2007, the governor released updated fiscal year 2007 results identifying a $603 million shortfall for fiscal year 2007. This shortfall is partially due to lower-than-expected sales tax revenues. The governor proposed closing this current year gap by using $160 million in anticipated savings from various government agencies, $107 million from saving from the Health Insurance Administration and $240 million of revenue generated last year from a one-time tax measure. If these gap closing measures are successful, it would bring the gap down to $96 million. It is unclear at this time whether the government will be able to close any or all of this fiscal year 2007 gap.

The governor has also released his fiscal year 2008 budget proposal. The $9.2 billion plan identifies a decline in revenue of $261 million or 2.75% from the fiscal year 2007 budget. Due to performance below expectations in fiscal year 2007, the fiscal year 2008 revenue estimate is actually 3.8% higher then fiscal year 2007. Expenditures would be reduced $253 million under the governor's fiscal year 2008 plan. Again, assuming the budget savings outlined for fiscal year 2007 by the governor last month are successful, the actual fiscal year 2008 proposal identifies spending at the same level as fiscal year 2007.

The new fiscal year 2007 budget gap as outlined by the governor in April 2007 shows that the government is still struggling to stabilize its financial situation. The new sales tax could still help to improve the Commonwealth's revenues, but if it continues to overspend without significant cost reductions, elimination of the structural deficit will be very difficult.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large un-funded pension liability of almost $10 billion, that risks running out of money as early as 2014. The governor has proposed a multi-billion bond secured by future employer contributions to partially deal with this liability. The bonds have not been approved by the legislature nor issued as of yet.

S&P rates Puerto Rico's general obligation debt at BBB, with a Creditwatch negative outlook. Moody's rates the island's general obligation debt to Baa3, and it maintains a Watchlist negative outlook.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. In fiscal year 2005, manufacturing provided 40% of Puerto Rico's gross domestic product and 11% of non-farm payroll employment.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position.

GUAM. The island of Guam has an estimated population of 171,000. Its economy is driven by tourism and U.S. Military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism, which makes the island's economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam, and Typhoon Paka (12/97) and Supertyphoon Pongsona (12/02) also contributed to the island's financial difficulties. However, tourism has rebounded in recent years, helped by favorable weather and a steadying Japanese economy. Japan now represents approximately 80% of Guam's tourism.

Employment has been quite erratic on Guam since 1998. Total employment reached a peak of 62,350 in March of 1999. Small increases followed in 2000 and 2001, but then employment fell by nearly 10% in early 2002. Employment has slowly but steadily climbed during the past four years, reaching 61,390 in March of 2006. Despite the decrease in employment, Guam's unemployment rate has fallen steadily since July of 2000, when it peaked at 15.3%. Unemployment had dropped to 11.4% by March of 2002, and was recently measured at 6.9% in March of 2006. Military redeployment in the Pacific should have a favorable impact on employment and the economy at large. 7,000 U.S. troops have been moved from Okinawa to Guam, and the U.S. Navy has stationed several submarines and carrier strike forces on the island. The total U.S. Military population on Guam is growing significantly, and the short- and long-term implications of this growth are expected to be positive.

Guam's overall financial condition has deteriorated due to a slough of misfortunes and mismanagement. Natural disasters, economic crisis in Japan, and the events of September 11, 2001 have all contributed to Guam's financial hardship. In fiscal year 2001, Guam produced a General Fund deficit of $30 million, followed by a deficit of $21 million in fiscal year 2002. A deficit of $88 million followed in fiscal year 2003, driving Guam's accumulated deficit to $314 million. In fiscal year 2004, Guam produced a surplus of less than $1 million, which was followed by a deficit of $30 million in fiscal year 2005. At the end of fiscal year 2005, Guam had an accumulated General Fund deficit of $344 million, which represents more than 90% of General Fund expenditures. There are no indications that Guam will have the resources or economic activity to erase this deficit in the foreseeable future.

The persistent financial crisis has prevented Guam from issuing any government-supported debt since fiscal year 2001. Guam has many infrastructural needs that must be addressed. Until the general government improves its financial condition, the island will have to rely upon autonomous agencies, such as Guam Power Authority and Guam Waterworks Authority, to address some of these issues. Guam also has a substantial unfunded pension liability. Plans to issue pension obligation bonds have been postponed until Guam's financial condition improves. Guam is not in a position to issue any meaningful amount of new debt in the immediate future.

As of December 2005, S&P has assigned a rating of "B" to Guam's general obligation debt with a stable outlook.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $4.20 per hour below the U.S. level. Because of this wage differential, tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries over the last several decades. Foreign workers have accounted for approximately four times the number of indigenous workers.

It is estimated that the garment industry contributes about 30% of General Fund expenditures compared to 40% just a few years ago. The decline is largely a result of the elimination of quota restrictions for World Trade Organization
(WTO) members in 2005. The export value of the industry dropped 13% in 2005 and 26% in 2006. Employment in the industry has dropped from 17,000 workers in 2001 to about 7,000 in 2007 and the number of factories has dropped from 34 to 16 over the same period. There is also additional legislation being considered in Congress that could negatively affect this industry further if passed including implementation of the federal minimum wage rate in the Commonwealth of the Northern Mariana Islands (CNMI) and the implementation of federal immigration laws in the islands.

The Commonwealth's gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $1.3 billion for 2006.

The tourism industry is the other large contributor to the CNMI economy. Tourism, which is largely driven by trends in Asia is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 694,888 in 1997 to 459,458 in 2003 and 435,494 in 2006. The
decline is a result of many factors including the weakening of the Asian economy, SARS, the war in Iraq and most recently from the reduction in flights available from Japan to CNMI. The islands continue to be an attractive destination for the Japanese who account for 62% of all visitors.

The Commonwealth's financials have been in a deficit position since 1994. The most recent audited financial statement is from 2005 and it identified a $132 million negative fund balance which is 85% of annual expenditures after transfers. Unaudited results from 2006 identify balanced operations. However this came as a result of the CNMI not making its annual pension contribution. The CNMI has used this measure to help balance its budget for several years, and as a result its pension funds are now seriously underfunded. Although the Commonwealth's government was able to pass a budget for fiscal year 2007, it didn't have a budget for the previous three years, contributing for the lack of budget control and increasing deficits.

The population of all the islands combined was estimated at 82,500 in 2006, a 19% increase from the 2000 census.

U.S. VIRGIN ISLANDS. Approximately 108,450 people reside in the 70 small islands and cays that make up the U.S. Virgin Islands. The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990s. As such, the U.S. Virgin Islands continue to experience higher unemployment rates and lower wealth levels than realized in the U.S. The U.S. Virgin Islands are highly dependent on tourism, which accounts for approximately 80% of gross domestic product and a significant share of employment. Although the islands' tourism industry was hit hard after the events of September 11, 2001, recent statistics indicate a slight recovery. The majority of the islands' visitors arrive via cruise ships. After cruise ship arrivals fell in 2002 and 2003, they increased 11.9% in 2004. Total cruise ship arrivals decreased slightly in 2005 and 2006, but have increased 6.8% through the first quarter of 2007. Air arrivals reached an all-time high in 2005 before decreasing slightly in 2006. Hotel occupancy rates have been above 60% since 2004, including an average rate of 60.6% in 2006. In the five years prior to 2004, hotel occupancy had ranged between 55% and 58%. The unemployment rate peaked at 9.4% in 2003, but had fallen to 7.1% by the end of 2005 due to increased tourism. 71% of all non-farm jobs are in the private sector with 42.5% comprising services, including tourism employment. Manufacturing represents just more than 5.0% of employment, and construction represents about 4.5%.

The U.S. Virgin Islands government's large public sector payroll and heavy reliance on taxes as a revenue source (roughly 90% of all revenues), together with the lingering effects of several major hurricanes in the past two decades, have contributed to the government's lackluster financial performance. The government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual General Fund deficits. The cash-flow crisis in the government intensified in fiscal year 2002 due to the slumping economy and lower tax receipts. In fiscal year 2003, the government stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year ending September 30, 2003, the government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bank anticipation notes proceeds to increase the fund balance by $68.3 million. The ending fund balance of $97.2 million was equal to 16.85% of expenditures. The ensuing increases in tourism during fiscal year 2004 and fiscal year 2005 were expected to help stabilize the government's finances. Unaudited results indicate that tax revenues increased significantly in fiscal year 2004, although expenditures continued to exceed revenues. Unofficial fiscal year 2005 results show another sizeable increase in tax revenues. Coupled with a decrease in expenditures, it appears that the U.S. Virgin Islands produced a surplus in fiscal year 2005. There is no timeline for official results for fiscal year 2004 and fiscal year 2005, and there are no results of any kind for fiscal year 2006.

In October 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime. At this time, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Trust's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Trust's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Trust.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other portfolio holdings information, such as each Fund's top 10 holdings, may be released monthly on the Fund's website, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the holding is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the head of Global Investment Adviser Compliance (or his/her designee).

Exceptions to the portfolio holdings release policy will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's Chief Compliance Officer or his/her designee, following a request submitted in writing. The Chief Compliance Officer will report to the board of trustees on exceptions granted to the policy, along with an explanation of the legitimate business purpose that is served as a result of the exception.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators, including rating agencies, fund rating/ranking services and other data providers; service providers to the Trust; shareholders of a fund to whom such fund has determined to process a redemption request in-kind based upon a determination by a Fund's portfolio manager and the Trust's Chief Compliance Officer (or his/her designee) that such redemption in-kind is in the best interests of the redeeming fund and its remaining shareholders; provided, however, that the portfolio holdings information so released in advance of the actual delivery of the redemption proceeds is limited to only that information reasonably necessary to allow the shareholder to prepare for receipt of the in-kind redemption proceeds; municipal securities brokers using the Investor Tools product; and certain entities approved by the Trust's Chief Compliance Officer (or his/her designee) on a case-by-case basis, in limited circumstances, including where the release of such information is required by foreign law or regulation (in these situations, the recipient will be requested to execute a non-disclosure agreement).

The specific entities to whom the Trust may provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), FactSet, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Management Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end

o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Trust, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; BROKERAGE ANALYTICAL SERVICES: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc.; and CLASS B SHARE FINANCING: Lightning Asset Finance Limited.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received until such information either is released to the public or the release is otherwise approved by the head of Global Compliance (or his/her designee) or the Trust's Chief Compliance Officer (or his/her designee);
o The recipient agrees not to trade on the non-public information received; and
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Lightning Asset Finance Limited (Lightning) is the company used to finance advanced commissions for the Trust's Class B shares and is a 49% owned subsidiary of Franklin Resources, Inc. Lightning receives portfolio holdings information on a weekly basis, with no time lag. Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Trust's Class B shares. The global hedge is not specific to the Trust but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Trust and also has agreed not to purchase or sell or sell short any individual stocks held by the Trust based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Trust, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Trust's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Trust shares, and has established precautionary measures so that its personnel may not use the Trust's portfolio information for the purpose of trading in Trust shares or for any other unauthorized trading. Although neither the Trust nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolio holdings.

The Trust's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Trust's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will report to the board on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------
                                                   NUMBER OF
                                                  PORTFOLIOS
  NAME, YEAR OF                                     IN FUND
BIRTH AND ADDRESS                    LENGTH OF      COMPLEX          OTHER
                      POSITION      TIME SERVED   OVERSEEN BY     DIRECTORSHIPS
                                                 BOARD MEMBER*         HELD
------------------------------------------------------------------------------
Harris J. Ashton  Trustee          Since 1984    139         Director, Bar-S
(1932)                                                      Foods (meat packing
One Franklin                                                   company).
Parkway
San Mateo, CA
94403-1906

-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------

Robert F.         Trustee          Since April   120           None
Carlson (1928)                     2007
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-------------------------------------------------------------------------------
Sam Ginn (1937)   Trustee          Since April   120         Director, Chevron
One Franklin                       2007                      Corporation (global
Parkway                                                     energy company) and
San Mateo, CA                                                ICO Global
94403-1906                                                   Communications
                                                               (Holdings)
                                                               Limited
                                                               (satellite
                                                               company).
--------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive Officer, AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).
-------------------------------------------------------------------------------
Edith E. Holiday  Trustee          Since 1998    139         Director, Hess
(1952)                                                        Corporation
One Franklin                                                (formerly, Amerada
Parkway                                                      Hess Corporation)
San Mateo, CA                                               (exploration and
94403-1906                                                  refining of oil and
                                                            gas), H.J. Heinz
                                                             Company (processed
                                                             foods and allied
                                                             products), RTI
                                                           International Metals,
                                                           Inc. (manufacture and
                                                               distribution of
                                                             titanium), Canadian
                                                              National Railway
                                                           (railroad) and White
                                                            Mountains Insurance
                                                           Group, Ltd. (holding
                                                              company).
-------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------

Frank W.T.        Trustee          Since 1984    120       Director, Center for
LaHaye (1929)                                                 Creative Land
One Franklin                                                  Recycling
Parkway                                                      (redevelopment).
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-------------------------------------------------------------------------------
Frank A. Olson    Trustee          Since 2005    139         Director, Hess
(1932)                                                       Corporation
One Franklin                                                (formerly, Amerada
Parkway San                                                  Hess Corporation)
Mateo, CA                                                    (exploration and
94403-1906                                                  refining of oil and
                                                              gas) and Sentient
                                                              Jet (private jet
                                                               service); and
                                                               FORMERLY,
                                                               ~Director, Becton
                                                               Dickinson and
                                                               Company (medical
                                                               technology),
                                                               Cooper
                                                               Industries, Inc.
                                                               (electrical
                                                               products and
                                                               tools and
                                                               hardware), Health
                                                               Net, Inc.
                                                               (formerly,
                                                               Foundation
                                                               Health)
                                                               (integrated
                                                               managed care),
                                                               The Hertz
                                                               Corporation (car
                                                               rental), Pacific
                                                               Southwest
                                                               Airlines, The RCA
                                                               Corporation,
                                                               Unicom (formerly,
                                                               Commonwealth
                                                               Edison), UAL
                                                               Corporation
                                                               (airlines) and
                                                               White Mountains
                                                               Insurance Group,
                                                               Ltd. (holding
                                                               company).
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
-------------------------------------------------------------------------------
Larry D.          Trustee          Since April   139           None
Thompson                           2007
(1945)
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
-------------------------------------------------------------------------------
John B. Wilson     Trustee         Since April   120           None
(1959)                             2007
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990). ------------------------------------------------------------------------------->

INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------------------------------------------------
 NAME, YEAR OF       POSITION       LENGTH OF     NUMBER OF       OTHER
BIRTH AND ADDRESS                 TIME SERVED    PORTFOLIOS    DIRECTORSHIPS
                                                    IN FUND        HELD
BIRTH AND ADDRESS                                   COMPLEX
                                                  OVERSEEN BY
                                                 BOARD MEMBER*
 ------------------------------------------------------------------------------
**Charles B.      Trustee and      Since 1984    139           None
Johnson (1933)    Chairman of the
One Franklin      Board
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
**Gregory E.      Trustee          Since April   91            None
Johnson (1961)                     2007
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Vice President and Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Sheila Amoroso    Vice President   Since 2000    Not           Not Applicable
(1959)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Rafael R.         Vice President   Since 2000    Not           Not Applicable
Costas, Jr.                                      Applicable
(1965)
One Franklin
Parkway
San Mateo, CA
94403-1906
------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

-------------------------------------------------------------------------------

James M. Davis    Chief            Chief         Not           Not Applicable
(1952)            Compliance       Compliance    Applicable
One Franklin      Officer and      Officer
Parkway           Vice President   since 2004
San Mateo, CA     - AML Compliance and Vice
94403-1906                         President-AML
                                   Compliance
                                   since 2006
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-------------------------------------------------------------------------------
Laura Fergerson   Treasurer        Since 2004    Not           Not Applicable
(1962)                                           Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-------------------------------------------------------------------------------
Jimmy D. Gambill  Senior Vice        Since 2002    Not           Not Applicable
(1947)            President and                    Applicable
500 East Broward  Chief Executive
Blvd.             Officer-Finance
Suite 2100 Fort   and
Lauderdale, FL    Administration
33394-3091
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
David P. Goss     Vice President   Since 2000    Not           Not Applicable
(1947)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Rupert H.         President and    President     Not           Not Applicable
Johnson, Jr.      Chief Executive  since 1993    Applicable
(1940)            Officer -        and Chief
One Franklin      Investment       Executive
Parkway           Management       Officer -
San Mateo, CA                      Investment
94403-1906                         Management
                                   since 2002
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Karen L.          Vice President   Since 2006    Not           Not Applicable
Skidmore          and Secretary                  Applicable
(1952)
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Craig S. Tyle     Vice President   Since 2005    Not           Not Applicable
(1960)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-------------------------------------------------------------------------------
Galen G. Vetter   Chief Financial  Since 2004    Not           Not Applicable
(1951)            Officer and                    Applicable
500 East Broward  Chief
Blvd.             Accounting
Suite 2100 Fort   Officer
Lauderdale, FL
33394-3091
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-------------------------------------------------------------------------------
Thomas Walsh      Vice President   Since 2000    Not           Not Applicable
(1961)                                           Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Funds' investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson. Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Prior to July 1, 2007,
S. Joseph Fortunato, Rupert H. Johnson, Jr. and Gordon S. Macklin ceased to be a trustee of the Trust.

The Trust's noninterested board members constitute the sole noninterested board members of 28 funds in the Franklin Templeton Investments complex for which each noninterested board member currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at board meetings, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $40,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The foregoing fee arrangements went into effect June 1, 2007, and the following table reflects fees paid prior to such date under arrangements then in effect.

                                           TOTAL FEES       NUMBER OF
                                         RECEIVED FROM      BOARDS IN
                                            FRANKLIN        FRANKLIN
                            TOTAL FEES     TEMPLETON        TEMPLETON
                             RECEIVED    INVESTMENTS/(2)  INVESTMENTS ON
                             FROM THE         ($)          WHICH EACH
NAME                        TRUST/(1) ($)                    SERVES/(3)
-------------------------------------------------------------------------
Harris J. Ashton              27,137        409,510            42
Robert F. Carlson              N/A          132,523            28
S. Joseph Fortunato/(4)       15,368        292,948            N/A
Sam Ginn                       N/A            N/A              28
Edith E. Holiday              28,453        422,501            42
Frank W.T. LaHaye             31,951        225,560            28
Gordon S. Macklin/(5)         15,418        302,820            N/A
Frank A. Olson                35,579        373,818            42
Larry D. Thompson              N/A          147,950            42
John B. Wilson                 N/A          117,917            28

1. For the fiscal year ended February 28, 2007.
2. For the calendar year ended December 31, 2006.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

4. Retired, September 5, 2006.
5. Retired, September 12, 2006.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2006.

INDEPENDENT BOARD MEMBERS

-------------------------------------------------------------------------------
                                                      AGGREGATE DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY THE
                                                         BOARD MEMBER IN THE
                             DOLLAR RANGE OF EQUITY     FRANKLIN TEMPLETON FUND
NAME OF BOARD MEMBER        SECURITIES IN EACH FUND           COMPLEX
-------------------------------------------------------------------------------
Harris J. Ashton              None                      Over $100,000
-------------------------------------------------------------------------------
Robert F. Carlson             None                      Over $100,000
-------------------------------------------------------------------------------
Sam Ginn                      None                      Over $100,000
-------------------------------------------------------------------------------
Edith E. Holiday          High Yield Fund               Over $100,000
                         $50,001 - $100,000


                       Federal Intermediate-Term Fund
                              Over $100,000
Frank W.T. LaHaye             None                      Over $100,000
-------------------------------------------------------------------------------
Frank A. Olson                None                      Over $100,000
-------------------------------------------------------------------------------
Larry D. Thompson             None                      Over $100,000
-------------------------------------------------------------------------------
John B. Wilson                None                      Over $100,000
-------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS

-------------------------------------------------------------------------------
                                                        AGGREGATE DOLLAR RANGE
                                                        OF EQUITY SECURITIES IN
                                                         ALL FUNDS OVERSEEN BY
                                                        THE BOARD MEMBER IN THE
                                                         FRANKLIN TEMPLETON FUND
                                                                COMPLEX
                            DOLLAR RANGE OF EQUITY SECURITIES
NAME OF BOARD MEMBER              IN EACH FUND
-------------------------------------------------------------------------------
Charles B. Johnson                          None             Over $100,000
-------------------------------------------------------------------------------
Gregory E. Johnson                          None             Over $100,000
-------------------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust:
Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson.


The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.


When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.


The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.


During the fiscal year ended February 28, 2007, the Audit Committee met four times; the Nominating Committee met six times.


FAIR VALUATION AND LIQUIDITY

-------------------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to each Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


MANAGEMENT FEES Each Fund, except the Federal Limited-Term Fund, pays the manager a fee equal to an annual rate of:

o 0.625% of 1% of the value of its net assets up to and including $100 million; and

o 0.500% of 1% of the value of its net assets over $100 million and not over $250 million; and

Effective May 1, 2005, the following breakpoints were added:

o 0.450% of 1% of the value of its net assets over $250 million and not over $10 billion; and

o 0.440% of 1% of the value of net assets over $10 billion and not over $12.5 billion; and

o 0.420% of 1% of the value of net assets over $12.5 billion and not over $15 billion; and

o 0.400% of 1% of the value of net assets over $15 billion and not over $17.5 billion; and

o 0.380% of 1% of the value of net assets over $17.5 billion and not over $20 billion; and

o    0.360% of 1% of the value of net assets in excess of $20 billion.


The Federal Limited-Term Fund pays the manager a fee equal to an annual rate of:


o 0.500 of 1% of the value of the average daily net assets of the Fund and not over $100 million;

o 0.450 of 1% of the value of average daily net assets over $100 million, and not over $250 million;

o 0.425 of 1% of the value of average daily net assets over $250 million, and not over $500 million; and

o   0.400 of 1% of the value of average daily net assets over $500 million.


The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.


For the last three fiscal years ended February 28, 2007, 2006 and 2005, the Funds paid the following management fees:


                                                    MANAGEMENT FEES PAID ($)
                             --------------------------------------------------
                                       2007            2006              2005
-------------------------------------------------------------------------------
Arizona Fund                       4,633,140       4,469,964       4,391,683
Colorado Fund                      2,276,356       2,051,647       1,919,282
Connecticut Fund                   1,766,709       1,626,044       1,562,525
Double Tax-Free Fund               2,277,227       1,999,280       1,767,594
Federal Intermediate-Term Fund
                                   2,924,060       2,721,681       2,414,792
Federal Limited-Term Fund/(1)          9,436          33,743          20,561
High Yield Fund                   27,869,510      26,473,567      24,253,538
New Jersey Fund                    5,489,386       4,980,241       4,549,032
Oregon Fund                        3,569,728       3,314,276       3,070,648
Pennsylvania Fund                  4,152,878       4,033,663       3,947,346


1. For the fiscal year ended February 28, 2007, 2006 and 2005, management fees, before any advance waiver, totaled $106,083, $153,286 and $155,408, respectively. Under an agreement by the manager to waive its fees, the Fund paid the management fees shown.

PORTFOLIO MANAGERS This section reflects information about the portfolio managers as of February 28, 2007.


The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

------------------- -----------------------------------------------------------
Name    Number of     Assets of   Number of     Assets of   Number of  Assets of
        Other         Other       Other Pooled  Other       Other      Other
        Registered    Registered  Investment    Pooled      Accounts   Accounts
        Investment    Investment  Vehicles      Investment  Managed    Managed
        Companies     Companies   Managed       Vehicles               (x $1
        Managed/(1)    Managed                   Managed               million)
                      (x $1                     (x $1
                       million)/1                million)
-------------------------------------------------------------------------------
James Conn   14         13,041.9       0           N/A          0          N/A
-------------------------------------------------------------------------------
Joseph
Gotelli      6           2,143.2       0           N/A          0          N/A
-------------------------------------------------------------------------------
Carrie
Higgins     10          12,373.6       0           N/A          0          N/A
-------------------------------------------------------------------------------
John Hopp    0           N/A           0           N/A          0          N/A
-------------------------------------------------------------------------------
John
Pomeroy     12         12,385.3        0           N/A          0          N/A
-------------------------------------------------------------------------------
Francisco
Rivera       6          8,739.6        0           N/A          0          N/A
-------------------------------------------------------------------------------
Christopher
Sperry       5         18,062.3        0           N/A          0          N/A
-------------------------------------------------------------------------------
John Wiley   8         18,477.0        0           N/A          0          N/A
-------------------------------------------------------------------------------
Stella S.
Wong         4          3,650.9        0           N/A          0          N/A
-------------------------------------------------------------------------------

1. These figures represent registered investment companies other than the Funds that are included in this SAI.

Portfolio managers that provide investment services to a Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.


CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Funds may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.


Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.


The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.



COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

      o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

      o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of February 28, 2007 (such amounts may change from time to time):


      --------------------------------------------------------
          Portfolio Manager      Dollar Range of Fund Shares
                                     Beneficially Owned
      --------------------------------------------------------
      James Conn                            None
      --------------------------------------------------------
      Carrie Higgins                        None
      --------------------------------------------------------
      John Hopp                             None
      --------------------------------------------------------
      John Pomeroy                          None
      --------------------------------------------------------
      Francisco Rivera                      None
      --------------------------------------------------------
      Christopher Sperry                    None
      --------------------------------------------------------
      John Wiley                       High Yield Fund
                                       $1.00 - $10,000
      --------------------------------------------------------
      Stella S. Wong                        None
      --------------------------------------------------------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services has an agreement with the Federal Limited-Term Fund to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES For all Funds, except Federal Limited-Term Fund, the manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;

o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;

o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of each Fund's average daily net assets over $1.2 billion.

The Federal Limited-Term Fund pays FT Services a monthly fee equal to an annual rate of 0.20% of the average daily net assets of the Fund.


For the last three fiscal years ended February 28, 2007, 2006 and 2005, the manager paid FT Services the following administration fees:


                                                 ADMINISTRATION FEES PAID ($)
-------------------------------------------------------------------------------
                                   2007                2006               2005
-------------------------------------------------------------------------------
Arizona Fund                   1,250,120          1,212,417          1,196,076
Colorado Fund                    637,727            567,661            532,579
Connecticut Fund                 484,611            441,940            424,037
Double Tax-Free Fund             637,675            552,570            483,633
Federal Intermediate-Term Fund
                                 831,800            769,921            675,375
Federal Limited-Term Fund/(1)       0                  0                  0
High Yield Fund                 5,182,791          3,286,670          4,574,192
New Jersey Fund                 1,440,942          1,325,912          1,229,402
Oregon Fund                     1,014,844            946,810            876,072
Pennsylvania Fund               1,142,851          1,116,832          1,097,686


1. For the fiscal years ended February 28, 2007, 2006 and 2005, administration fees, before any advance waiver, totaled $42,433, $61,318 and $62,144, respectively. Under an agreement by FT Services to waive its fees, the Fund paid the administration fees shown.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.


Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by a Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Funds' independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS

Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the last three fiscal years ended February 28, 2007, 2006 and 2005, the Funds did not pay any brokerage commissions.

As of February 28, 2007, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS Each multiclass Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.


RISKS OF TAX-EXEMPT SECURITIES. Two residents of the Commonwealth of Kentucky who paid income tax on the interest they earned on out-of-state municipal obligations brought suit against the state's Department of Revenue, claiming that the state's tax policy illegally burdened interstate commerce. In early 2006, a Kentucky Appellate Court agreed with these residents that the state's policy was unconstitutional. The Kentucky Supreme Court declined to review this decision, and the U.S. Supreme Court has now granted CERTIORARI to hear this case in their 2007-2008 term (DAVIS V. DEPARTMENT OF REVENUE). The U.S. Supreme Court may reverse the Kentucky Appeals Court, in which case there will be no change in the operation of the Fund, or it may affirm the decision of this court, in which case Kentucky (and possible all other states) may be required to give equal treatment to all municipal obligations. In the latter case, each state legislature will be required to assess any current tax policy that gives preferential treatment to in-state municipal obligations and pass new legislation that will either exempt all in-state and out-of-state municipal obligations from taxation, or cause all of the interest earned on these obligations to become taxable for state personal income tax reporting. This change to the taxation of municipal obligation interest, if made, would cause all of the exempt-interest dividends paid by the Fund to be taxable to you on your state personal income tax return, and may cause the Fund's net asset value to decrease. The U.S. Supreme Court may also remand this case to the Kentucky Supreme Court or Appellate Court for further proceedings consistent with its ruling, in which case the outcome and impact of its decision will not be known until these proceedings are complete.

Corporate shareholders should be advised that these personal income tax rules may not apply to them, and that these exempt-interest dividends may be taxable for state franchise or income tax reporting. Additionally, if a Fund's dividends are currently exempt to corporate shareholders in a given state, and the DAVIS case is affirmed by the U.S. Supreme Court, state legislatures may be required to make changes in their treatment of the interest earned on state and local obligations, and by extension, on exempt-interest dividends. These changes may be unfavorable to corporate shareholders (irrespective of whether or not they are favorable to individual shareholders). Corporate shareholders should talk to their tax advisors about the impact of this case on their income reporting obligations.


TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income are taxable to you as ordinary income. Because each Fund invests primarily in tax-exempt debt securities, none anticipate that any of their dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

DISTRIBUTIONS OF CAPITAL GAINS Each Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.


Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar years 2008 through 2010 is further reduced from 5% to 0%. These reduced rates of taxation of capital gain dividends and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable or tax-exempt income or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, depending on how long you owned your shares.


The automatic conversion of Class B shares to Class A shares in the same Fund will be tax-free for federal income tax reporting purposes. Shareholders should talk to their tax advisors regarding the state and local tax consequences of this or any other conversion of shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. (CLASS A ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


TAX CERTIFICATION AND BACKUP WITHHOLDING Tax laws require that you certify your tax information when you become an investor in a Fund. For U.S. residents and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your distributions and sales proceeds unless you:


o provide your correct Social Security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).


The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Under the 2005 Tax Act, shareholders subject to backup withholding will be subject to withholding at a rate of 28% on any reportable payments that they receive from the Fund, including any exempt-interest dividends paid to them, even though this income is not taxable.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because each Fund's income primarily is derived from investments earning interest rather than dividend income, generally NONE of its income dividends will be eligible for this deduction.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For the same reason, NONE of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a Fund to non-U.S. investors. Exempt-interest dividends and capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The 2004 Tax Act also exempts from U.S. withholding tax most dividends paid by a Fund from U.S. source taxable interest income and net short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor, but this provision is due to sunset for any Fund distributions paid from income earned by the Fund on or after March 1, 2008. If you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, any short-term capital gain dividends and capital gain distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any taxable and tax-exempt dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person. See the discussion below for "TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS." Any Fund taxable dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require you to file a U.S. income tax return.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying before January 1, 2008. The amount treated as exempt is based on the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating exempt-interest income or constitute other property not within the United States.

TAX CERTIFICATION AND BACKUP WITHHOLDING AS APPLIED TO NON-U.S. INVESTORS. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in a Fund. You should consult your personal tax advisor for advice on these consequences.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS


Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was initially organized as a Massachusetts business trust in September 1984, was converted to a Delaware statutory trust effective July 1, 2007, and is registered with the SEC.

The High Yield Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Arizona, New Jersey and Pennsylvania Funds currently offer three classes of shares, Class A, Class B and Class C. The Colorado, Connecticut, Double Tax-Free, Federal Intermediate-Term and Oregon Funds currently offer two classes of shares, Class A and Class C. The Federal Limited-Term Fund offers only one share class. Shares of the Fund are considered Class A shares for redemption, exchange and other purposes. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The full title of each class is:

o Franklin Arizona Tax-Free Income Fund - Class A o Franklin Arizona Tax-Free Income Fund - Class B o Franklin Arizona Tax-Free Income Fund - Class C o Franklin Colorado Tax-Free Income Fund - Class A o Franklin Colorado Tax-Free Income Fund - Class C o Franklin Connecticut Tax-Free Income Fund - Class A o Franklin Connecticut Tax-Free Income Fund - Class C o Franklin Double Tax-Free Income Fund - Class A o Franklin Double Tax-Free Income Fund - Class C
o Franklin Federal Intermediate-Term Tax-Free Income Fund - Class     A
o Franklin Federal Intermediate-Term Tax-Free Income Fund - Class C
o Franklin Federal Limited-Term Tax-Free Income Fund
o Franklin High Yield Tax-Free Income Fund - Class A
o Franklin High Yield Tax-Free Income Fund - Class B
o Franklin High Yield Tax-Free Income Fund - Class C
o Franklin High Yield Tax-Free Income Fund - Advisor Class
o Franklin New Jersey Tax-Free Income Fund - Class A
o Franklin New Jersey Tax-Free Income Fund - Class B
o Franklin New Jersey Tax-Free Income Fund - Class C
o Franklin Oregon Tax-Free Income Fund - Class A
o Franklin Oregon Tax-Free Income Fund - Class C
o Franklin Pennsylvania Tax-Free Income Fund - Class A
o Franklin Pennsylvania Tax-Free Income Fund - Class B
o Franklin Pennsylvania Tax-Free Income Fund - Class C


The Funds may offer additional classes of shares in the future.

Shares of each class of a Fund represent proportionate interests in such Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of June 1, 2007, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                        SHARE CLASS     PERCENTAGE (%)
-------------------------------------------------------------------------
FEDERAL LIMITED-TERM FUND
US Bancorp Investments Inc.               Class A            5.50
100 South Fifth Street
Suite 1400
Minneapolis, MN 55402

NFS LLC FEBO                              Class A            5.87
Wallace F. Holladay
Wilhemina C. Holladay
3400 Idaho Ave, N W
Suite 500
Washington, DC 20016

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 1, 2007, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES

Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. A Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, a Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.


INITIAL SALES CHARGES The maximum initial sales charge is 2.25% for the Federal Intermediate-Term and Federal Limited-Term Funds. For each of the other Funds, the maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:


o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.


After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI. Any redemptions you make during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.


If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

  If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

  If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies.

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
   (1) under an advisory agreement (including sub-advisory agreements); and/or
   (2) as Trustee of an inter vivos or testamentary trust.

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

o Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares.


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.


Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments out of their own assets to securities dealers that sell shares of Franklin Templeton funds:


MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.


As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of NASD member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2007:

Advantage Capital Corporation, AG Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Chase Investment Services Corp., Citicorp Investment Services, Comerica Securities, Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Jefferson Pilot Securities Corporation, Legend Equities Corporation, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, United Planners Financial Services, U.S. Bancorp Investments, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., Wells Fargo Investments, LLC, WM Financial Services, Inc.


Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC)- CLASS A, B AND C If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. A CDSC will not apply to Class A purchases over $250 million in the High Yield Fund.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN THIS % IS DEDUCTED FROM THIS MANY YEARS AFTER BUYING THEM YOUR PROCEEDS AS A CDSC
-------------------------------------------------------------------------------

1 Year                                                        4
2 Years                                                       4
3 Years                                                       3
4 Years                                                       3
5 Years                                                       2
6 Years                                                       1
7 Years                                                       0


CDSC WAIVERS. The CDSC for any share class generally will be waived for:


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.


o  Account fees


o Redemptions by the Fund when an account falls below the minimum required account size


o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, a Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' Class A, B and C shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28, 2007, 2006 and 2005:


                                                                     AMOUNT
                                                                   RECEIVED IN
                                                                    CONNECTION
                                                                      WITH
                                  TOTAL            AMOUNT         REDEMPTIONS
                               COMMISSIONS       RETAINED BY          AND
                                RECEIVED            DISTRIBUTORS    REPURCHASES
                                 ($)                    ($)             ($)
--------------------------------------------------------------------------------
2007
Arizona Fund                    1,858,688          292,553             63,896
Colorado Fund                   1,172,964          183,992             21,245
Connecticut Fund                  743,723          113,464             35,350
Double Tax-Free Fund            1,951,851          273,869             45,737
Federal Intermediate-Term Fund
                                  322,009           42,239             24,888
Federal Limited-Term Fund          39,388            3,079             18,751
High Yield Fund                10,329,840        1,549,280            461,297
New Jersey Fund                 2,297,737          347,073            131,519
Oregon Fund                     2,336,807          362,294             22,529
Pennsylvania Fund               1,918,766          263,305             70,272

2006
Arizona Fund                    1,869,517          295,349             34,876
Colorado Fund                   1,054,115          152,494              8,875
Connecticut Fund                  580,105           88,717              9,715
Double Tax-Free Fund            1,682,438          233,917             16,938
Federal Intermediate-Term Fund
                                  497,619           69,219             25,218
Federal Limited-Term Fund           1,446              187                483
High Yield Fund                12,651,763        1,867,561            471,601
New Jersey Fund                 2,361,048          336,067            129,879
Oregon Fund                     2,271,453          345,932              8,829
Pennsylvania Fund               2,017,111          271,405             66,944

2005
Arizona Fund                    1,555,334          233,647             68,865
Colorado Fund                     606,334           86,919              5,698
Connecticut Fund                  449,830           67,323              5,679
Double Tax-Free Fund              953,592          132,732             23,855
Federal Intermediate-Term Fund
                                    525,858         77,801              9,515
Federal Limited-Term Fund               268              -                268
High Yield Fund                   8,859,019      1,269,317            473,659
New Jersey Fund                   1,792,674        233,482            167,857
Oregon Fund                       1,483,769        209,177             13,449
Pennsylvania Fund                 1,384,472        173,992             75,548

Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.


Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Funds under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.

THE CLASS A PLAN. Each Fund may pay up to 0.10% per year of Class A's average daily net assets. The Federal Limited-Term Fund pays Distributors up to 0.15% per year of the Fund's daily net assets. In implementing the Class A plan, the board has determined that the annual fees payable under the plan for each Fund, except the Federal Intermediate-Term and Federal Limited-Term Funds, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When a Fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate for each fund, except the Federal Intermediate-Term and Federal Limited-Term Funds, will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan for each Fund, except the Federal Intermediate-Term and Federal Limited-Term Funds, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

The Federal Limited-Term Fund's plan is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.


For the fiscal year ended February 28, 2007, the amounts paid by the Funds pursuant to the Class A plan were:


                                                                       DOUBLE
                     ARIZONA      COLORADO ($)     CONNECTICUT     TAX-FREE
                     ($)                             ($)              ($)
-------------------------------------------------------------------------------
Advertising            24,702         10,336           6,749            11,219
Printing and mailing
 prospectuses other
than to current
shareholders            1,462            727             632               966
Payments to
 underwriters          15,947          9,822           6,667            11,611
Payments to
 broker-dealers       849,888        376,263         269,291           362,981
Other                      0              0               0                 0
               ----------------------------------------------------------------
Total                 891,999        397,148         283,339           386,777
               ----------------------------------------------------------------


           FEDERAL         FEDERAL
        INTERMEDIATE-TERM LIMITED-TERM   HIGH YIELD ($)      NEW JERSEY ($)
            ($)             ($)
-------------------------------------------------------------------------------
Advertising          9,796         231             105,008         18,520
Printing and
mailing prospectuses
other than to current
 shareholders          630          16               9,135           1,107
Payments to
 underwriters       14,701         279              62,366          18,642
Payments to
 broker-dealers    531,832      32,117           4,761,789         888,595
Other                 0             0                    0               0
              -----------------------------------------------------------------
Total              556,959         32,643          4,938,298       926,864
              -----------------------------------------------------------------

                                 OREGON      PENNSYLVANIA ($)
                                   ($)
--------------------------------------------------------------
Advertising                       19,405          28,947
Printing and mailing
prospectuses other than to
current    shareholders
                                   1,148           1,806
Payments to underwriters
                                  16,150          15,700
Payments to broker dealers
                                 607,102         676,117
Other                                0               0
                             ---------------------------------
Total                            643,805         722,570
                             ---------------------------------

THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 28, 2007, were:


                           ARIZONA    HIGH YIELD    NEW JERSEY    PENNSYLVANIA
                              ($)          ($)          ($)            ($)
-------------------------------------------------------------------------------
Advertising                     -           -             -            -
Printing and mailing
 prospectuses other
than to current shareholders    -           -             -            -
Payments to underwriters        -           -             -            -
Payments to broker-dealers  31,407      341,869      111,895       67,376
Other                      108,190    1,154,555      376,330      227,053
                           ----------------------------------------------------

Total                       139,597    1,496,424      488,225      294,429
                       --------------------------------------------------------

Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 28, 2007, were:

                                                          DOUBLE       FEDERAL
                 ARIZONA ($)  COLORADO    CONNECTICUT    TAX-FREE  INTERMEDIATE-
                   ($)          ($)             ($)        ($)          TERM
--------------------------------------------------------------------------------
Advertising        2,673       1,608        2,136        2,955           1,064
Printing and mailing
prospectuses other
than to current
shareholders
                     156         112          197          258              71
Payments to
underwriters       2,942       2,155        2,538        2,958             919
Payments to
broker-dealers   339,837     296,881      311,375      355,409         185,685
Other              0            0            0            0                0
                ---------------------------------------------------------------
Total            345,608     300,756      316,246      361,580         187,739
              -----------------------------------------------------------------

                 HIGH YIELD      NEW JERSEY        OREGON       PENNSYLVANIA
                    ($)             ($)             ($)              ($)
-------------------------------------------------------------------------------
Advertising         37,353         7,168            3,914          8,213
Printing and
mailing prospectuses
other than to
current
shareholders         3,242          429              234            502
Payments to
underwriters
                    33,442         8,096            3,845          8,931
Payments to
 broker-dealers  4,550,100       928,517          547,921        592,118
Other                0              0                0              0
              -----------------------------------------------------------------
Total             4,624,137      944,210          555,914        609,764
              -----------------------------------------------------------------

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.


The following SEC formula is used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.


The following SEC formula is used to calculate these figures:


      n
P(1+T)  = ATV
              D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV
    D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.



AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula is used to calculate these figures:


      n
P(1+T)  = ATV
             DR

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years
ATV
    DR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.



CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period.

The following SEC formula is used to calculate these figures:


                    (6)
Yield = 2 [(A-B + 1)    - 1]

             cd

where:

a   = interest earned during the period

b   = expenses accrued for the period (net of reimbursements)

c   = the average daily number of shares outstanding during the period that were entitled to receive dividends

d   = the maximum offering price per share on the last day of the  period


TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any.


From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.


CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Funds.


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS INFORMATION

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $620 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 111 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages $55 billion in municipal security assets for over 630,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2007, taxes could cost $42.01 on every $100 earned from a fully taxable investment (based on the combination of the highest federal tax rate of 35.0%, and a combined state and local tax rate of 10.78% as of January 1, 2007 (before the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. This factor may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of a Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are continuing.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

FITCH RATINGS (FITCH)

INVESTMENT GRADE

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable future developments.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BELOW INVESTMENT GRADE

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Plus (+) or minus (-) signs may be appended to a rating to denote relative status within major rating categories. Plus or minus signs are not used with the AAA, CC, C, DDD, DD or D categories.


MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.


SHORT-TERM DEBT RATINGS


MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

Fitch's short-term ratings apply to debt obligations that have a time horizon of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues in the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable economic and business environment.

D: Default. Actual or imminent payment default.

STATE TAX TREATMENT

The following information on the state income tax treatment of dividends from the Funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ARIZONA As a result of Section 43-1021(3) of the Arizona Income Tax Code, interest on obligations of the state of Arizona or its political subdivisions is exempt from the Arizona individual income tax. Section 43-1022(6) provides similar tax-exempt treatment for interest on obligations of the United States. Pursuant to Arizona Individual Income Tax Ruling 02-2, Arizona does not tax dividend income from regulated investment companies, such as the Arizona Fund, to the extent that such income is derived from such exempt U.S. obligations. In addition, in a private ruling issued to another taxpayer, the Arizona Department of Revenue ruled that exempt-interest dividends attributable to interest on Arizona obligations is exempt from the Arizona income tax provided such dividend is excluded from federal adjusted gross income. (Arizona Private Taxpayer Ruling (LR00-004, June 27, 2000)). Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.), or obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund, such as for temporary or defensive purposes, the distributions will be taxable.

Distributions of net short-term and net long-term capital gain earned by the Fund are included in each shareholder's Arizona taxable income and are taxed at ordinary income tax rates.

COLORADO Sections 39-22-104 and 39-22-304 of the Colorado Revised Statutes state that interest on obligations of the state of Colorado or its political subdivisions and direct obligations of the United States or its possessions is exempt from personal and corporate income tax. The instructions to the Colorado individual income tax return (and, with respect to interest from obligations of the United States, Colorado FYI Tax Publication No. Income 20 dated September 1,
2004) indicates that distributions from a regulated investment company, such as the Colorado Fund, also will be exempt from personal and corporate income tax if the fund invests in such exempt obligations. Colorado FYI Tax Publication No. Income 20 also provides that this exclusion also applies to territorial obligations of the United States (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of capital gains earned by the Fund are included in each shareholder's Colorado taxable income as capital gain and are taxed at ordinary income tax rates.

CONNECTICUT Pursuant to Section 12-701(a)(20) of the Connecticut General Statutes, interest income from obligations issued by or on behalf of the state of Connecticut, its political subdivisions, public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the state of Connecticut is exempt from the Connecticut personal income tax.
Section 12-701(a)(20) also provides that exempt-interest dividends from a regulated investment company, such as the Connecticut Fund, that are derived from such obligations, as well as exempt-interest dividends derived from obligations the income from which the state is prohibited from taxing under federal law (such as qualifying obligations of U.S. territories and possessions) will also be exempt from the Connecticut personal income tax. Corporate shareholders generally are subject to Connecticut corporation income taxes on distributions from the Fund.

Sections 12-701(a)(20) and 12-718 of the Connecticut General Statutes also states that a fund is qualified to pay exempt dividends derived from exempt U.S. government obligations to its shareholders if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of exempt U.S. government obligations. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption.

Any distribution of capital gains earned by the Fund that are attributable to Connecticut obligations are exempt from Connecticut's individual income tax. All other distributions of capital gains earned by the Fund are included in each shareholder's Connecticut taxable income as dividend income and capital gain, respectively, and are taxed at ordinary income rates.

NEW JERSEY Section 54A:6-14.1 of the New Jersey Statutes provides that distributions paid by qualified investment funds, such as the New Jersey Fund, are not included in gross income for purposes of the New Jersey gross income tax to the extent the distributions are attributable to interest or gain from obligations issued by or on behalf of the state of New Jersey or its political subdivisions, or obligations free from state or local taxation by any act of the state of New Jersey or laws of the U.S. (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). In order to qualify as a qualified investment fund, the New Jersey Fund must, among other things, have not less than 80% of its investments (excluding cash, cash items, receivables and certain other financial instruments) invested in the tax exempt obligations described above. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable. As a matter of policy, the Fund will continue to qualify as a qualified investment fund to try to ensure that the Fund continues to qualify to pay distributions that are exempt from the New Jersey gross income tax.

Any distributions of net short-term and net long-term capital gain earned by the Fund from taxable obligations are included in each shareholder's New Jersey taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

OREGON Oregon Administrative Rule Section 150-316.680-(B) provides, in part, that the interest and dividends received by a shareholder from a regulated investment company (such as the Oregon Fund) will retain its character. Therefore, to the extent that distributions from the Oregon Fund are attributable to tax exempt obligations of the state of Oregon or its political subdivisions, they will be exempt from the Oregon personal income tax. Sections
316.683 and 316-680 of the Oregon Revised Statutes and Oregon Administrative Rule Section 150-316.680-(B) provide that "state exempt-interest dividends" that are paid by a regulated investment company, such as the Oregon Fund, and designated by it as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year will be excluded from the shareholders' income for purposes of Oregon's personal income tax. "State exempt-interest dividends" include distributions of interest attributable to obligations of the United States, its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and possessions of any U.S. authority, commission or instrumentality. Distributions from the Fund are generally taxable to corporate shareholders for purposes of the Oregon excise and income tax. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of capital gain earned by the Fund are generally included in each shareholder's Oregon taxable income and are taxed at ordinary income tax rates.


PENNSYLVANIA Sections 301 and 303 of the Tax Reform Code of Pennsylvania provides, in part, that interest income derived from obligations that are statutorily free from state or local taxation under the laws of the Commonwealth of Pennsylvania or under the laws of the United States is exempt from state personal income tax. Such exempt obligations generally include obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other state agency, any political subdivision of the state or its public authority ("Pennsylvania Obligations") and exempt obligations of the United States or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). Section 301 of the Tax Reform Code of Pennsylvania further provides that interest derived by an investment company, such as the Pennsylvania Fund, from such exempt obligations is not subject to the Pennsylvania personal income tax. Distributions paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable. Distributions paid by the Fund also are generally exempt from the Philadelphia School District investment income tax to the same extent as the Pennsylvania personal income tax. In addition, distributions designated as capital gain dividends for federal income tax purposes will also generally be exempt from the Philadelphia School District investment net income tax.


Any distributions of net short-term and long-term capital gain earned by the Fund are included in each shareholder's Pennsylvania taxable income and are taxed at ordinary income tax rates.

Shareholders of the Fund who are subject to the Pennsylvania personal property tax in their county of residence will be exempt from county personal property tax to the extent that the portfolio of the Fund consists of exempt obligations described above on the annual assessment date of January 1. Information regarding the portion of the value of the shares, if any, which is subject to the Pennsylvania personal property tax will be provided to shareholders of the Fund.


Interest derived by the Pennsylvania Fund from Pennsylvania Obligations and from exempt obligations of the United States will be exempt from the Pennsylvania corporate net income tax for corporate shareholders. In addition, shares of the Pennsylvania Fund will constitute an exempt asset for purposes of the single factor (exempt asset) apportionment formula applicable to the Pennsylvania capital stock/franchise tax to the extent the value of the Pennsylvania Fund is comprised of such exempt obligations.


PUERTO RICO For U.S. citizens and residents, exempt-interest dividends received from the Double Tax-Free Fund generally are exempt from U.S. federal and state personal income taxation in states that impose an income tax, pursuant to section 103 of the Internal Revenue Code and 31 U.S.C. section 3124 (subject, however, to any limitations or restrictions imposed by a state). For Puerto Rico taxpayers, exempt-interest dividends, to the extent derived from Puerto Rico, Guam and Virgin Island obligations, generally will be exempt from Puerto Rico taxation pursuant to a ruling received by the fund dated May 24, 1996.



































































































                        FRANKLIN TAX-FREE TRUST
                        FILE NOS. 002-94222
                            & 811-04149
                               FORM N-1A
                                 PART C
                           Other Information

Item 23.  Exhibits.

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

          (i) Agreement and Declaration of Trust of Franklin Tax-Free Trust, a Delaware statutory trust, dated October 18, 2006

          (ii) Certificate of Trust of Franklin Tax-Free Trust, a Delaware Statutory Trust, dated October 18, 2006

      (b) By-laws

           (i) By-Laws of Franklin Tax-Free Trust, a Delaware statutory trust effective as of October 18, 2006

      (c)  Instruments Defining Rights of Security Holders

                Not Applicable

      (d)  Investment Advisory Contracts

           (i) Form of Management Agreement between Registrant, on behalf of the following funds and Franklin Advisers, Inc.

                Franklin Alabama Tax-Free Income Fund
                Franklin Arizona Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Double Tax-Free Income Fund
                Franklin Florida Insured Tax-Free Income Fund Franklin Florida Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Kentucky Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund Franklin Minnesota Insured Tax-Free Income Fund Franklin Missouri Tax-Free Income Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund

           (ii) Form of Management Agreement between Registrant, on behalf of Franklin Federal Limited-Term Tax-Free Income Fund and Franklin Advisers, Inc.

      (e)  Underwriting Contracts

            (i) Form of Distribution Agreement between Registrant and
                Franklin/Templeton Distributors, Inc.

           (ii) Form of Dealer Agreements between Franklin/Templeton Distributors, Inc., and Securities Dealers dated November 1, 2003
                Filing: Post-Effective Amendment No.34 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2004

          (iii) Amendment to form of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated November 1, 2003

      (f)  Bonus or Profit Sharing Contracts

                Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 22 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

           (ii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 25 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

          (iii) Amendment dated February 27, 1998 to Master
                Custody Agreement between Registrant and Bank of
                New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 26 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

           (iv) Amendment dated July 2, 2007 to Exhibit A of the
                Master Custody Agreement between Registrant and the Bank of New York dated February 16, 1996

           (v)  Terminal Link Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 22 to
                Registration Statement on
                Form N-1A File No. 2-94222
                Filing Date: March 14, 1996

      (h)  Other Material Contracts

           (i) Form of Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC

           (ii) Form of Fund Administration Agreement between the Registrant, on behalf of Franklin Federal Limited-Term Tax-Free Income Fund and Franklin Templeton Services, LLC


      (i)  Legal Opinion

           (i) Legal Opinion, Securities Act of 1933, with respect to FTFT - DE and each of its series, dated June 27, 2007

      (j)  Other Opinions

           (i)  Consent of Independent Registered Public
                Accounting Firm

      (k)  Omitted Financial Statements

                Not Applicable

      (l)  Initial Capital Agreements

           (i)  Letter of Understanding dated September 21, 1992
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Letter of Understanding dated April 12, 1995
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

      (m)  Rule 12b-1 Plan

           (i) Form of Class A shares Distribution Plans pursuant to Rule 12b-1 on behalf of the following funds:

                Franklin Alabama Tax-Free Income Fund
                Franklin Arizona Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Double Tax-Free Income Fund
                Franklin Federal Limited-Term Tax-Free Income Fund Franklin Federal Intermediate-Term Tax-Free Income Fund Franklin Florida Insured Tax-Free Income Fund
                Franklin Florida Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Kentucky Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund
                Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund

          (ii) Form of Class C shares Distribution Plan pursuant to Rule 12b-1 on behalf of the following funds:

                Franklin Alabama Tax-Free Income Fund
                Franklin Arizona Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Double Tax-Free Income Fund
                Franklin Federal Intermediate-Term Tax-Free Income Fund Franklin Florida Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund
                Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund
                Franklin Texas Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund

         (iii) Form of Class B Distribution Plan pursuant to Rule 12b-1 on behalf of the following funds:


                Franklin Arizona Tax-Free Income Fund
                Franklin Florida Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Michigan Insured Tax-Free Income Fund Franklin New Jersey Tax-Free Income Fund Franklin Ohio Insured Tax-Free Income Fund Franklin Pennsylvania Tax-Free Income Fund

      (n)  Rule 18f-3 Plan

           (i)  Form of Multiple Class Plan on behalf of the following funds:

                Franklin Alabama Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Double Tax-Free Income Fund
                Franklin Federal Intermediate-Term Tax-Free Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund

           (ii) Form of Multiple Class Plan on behalf of the following funds:

                Franklin Arizona Tax-Free Income Fund
                Franklin Florida Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Double Tax-Free Income Fund
                Franklin Michigan Insured Tax-Free Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund

          (iii) Form of Multiple Class Plan on behalf of Franklin High Yield Tax-Free Income Fund

      (p)  Code of Ethics

(i)               Code of Ethics dated May 2007

      (q)  Power of Attorney

            (i)  Power of Attorney dated May 22, 2007, for
                 Franklin Tax-Free Trust, a Massachusetts Business Trust


            (ii) Power of Attorney dated May 22, 2007, for
                 Franklin Tax-Free Trust, a Delaware Statutory Trust

Item 24.  Persons Controlled by or Under Common Control with the
Fund

           None

Item 25.  Indemnification

The Agreement and Declaration of Trust (the "Declaration") of FTFT-DE provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to such Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or
(2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of such Trust or its investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Statutory Trust Act (the "Delaware Act"). Moreover, except in these instances, none of these persons, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of such Trust or any trustee thereof.

FTFT-DE shall indemnify, out of its assets, to the fullest extent permitted under applicable law, any of these persons who was or is a party, or is threatened to be made a party, to any Proceeding (as defined in the Declaration) because the person is or was an agent of such Trust. These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any proceeding by judgment, settlement or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's manager, also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and /or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which set forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

Item 27.   Principal Underwriters

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Tax-Free Income Fund
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

Item 28.  Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder services agent, Franklin Templeton Investor Services LLC, at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Item 29.  Management Services
There are no management-related service contracts not discussed in Part A or Part B.

Item 30.  Undertakings

Not Applicable

                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 25th day of June, 2007.

                                  FRANKLIN TAX-FREE TRUST, a
                                  Massachusetts Business Trust

                                  By: /s/ David P. Goss
                                      David P. Goss
                                      Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*              Chief Executive Officer - Investment
-----------------------              Management
Rupert H. Johnson, Jr.               Dated: June 25, 2007


Jimmy D. Gambill*                    Chief Executive Officer - Finance and
-----------------                    Administration
Jimmy D. Gambill                     Dated: June 25, 2007


Galen Vetter*                        Chief Financial Officer and Chief
-------------                        Accounting Officer
Galen Vetter                         Dated: June 25, 2007


Harris J. Ashton*                    Trustee
-----------------                    Dated: June 25, 2007
Harris J. Ashton

Robert F. Carlson*                   Trustee
------------------                   Dated: June 25, 2007
Robert F. Carlson

Sam L. Ginn*                         Trustee
------------                         Dated: June 25, 2007
Sam L. Ginn

Edith E. Holiday*                    Trustee
-----------------                    Dated: June 25, 2007
Edith E. Holiday

Charles B. Johnson*                  Trustee
-------------------                  Dated: June 25, 2007
Charles B. Johnson

Gregory E. Johnson*                  Trustee
-------------------                  Dated: June 25, 2007
Gregory E. Johnson

Frank W. T. LaHaye*                  Trustee
-------------------                  Dated: June 25, 2007
Frank W. T. LaHaye

Frank A. Olson*                      Trustee
----------------                     Dated: June 25, 2007
Frank A. Olson

Larry D. Thompson*                   Trustee
-------------------                  Dated: June 25, 2007
Larry D. Thompson

John B. Wilson*                      Trustee
---------------                      Dated: June 25, 2007
John B. Wilson


*By   /s/ David P. Goss
      David P. Goss, Attorney-in-Fact
      (Pursuant to Power of Attorney filed herewith)



                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 25th day of June, 2007.

                                  FRANKLIN TAX-FREE TRUST, a
                                  Delaware Statutory Trust

                                  By: /s/ David P. Goss
                                      David P. Goss
                                      Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*              Chief Executive Officer - Investment
-----------------------              Management
Rupert H. Johnson, Jr.               Dated: June 25, 2007


Jimmy D. Gambill*                    Chief Executive Officer - Finance and
-----------------                    Administration
Jimmy D. Gambill                     Dated: June 25, 2007


Galen Vetter*                        Chief Financial Officer and Chief
-------------                        Accounting Officer
Galen Vetter                         Dated: June 25, 2007


Harris J. Ashton*                    Trustee
-----------------                    Dated: June 25, 2007
Harris J. Ashton

Robert F. Carlson*                   Trustee
------------------                   Dated: June 25, 2007
Robert F. Carlson

Sam L. Ginn*                         Trustee
------------                         Dated: June 25, 2007
Sam L. Ginn

Edith E. Holiday*                    Trustee
-----------------                    Dated: June 25, 2007
Edith E. Holiday

Charles B. Johnson*                  Trustee
-------------------                  Dated: June 25, 2007
Charles B. Johnson

Gregory E. Johnson*                  Trustee
-------------------                  Dated: June 25, 2007
Gregory E. Johnson

Frank W. T. LaHaye*                  Trustee
-------------------                  Dated: June 25, 2007
Frank W. T. LaHaye

Frank A. Olson*                      Trustee
----------------                     Dated: June 25, 2007
Frank A. Olson

Larry D. Thompson*                   Trustee
-------------------                  Dated: June 25, 2007
Larry D. Thompson

John B. Wilson*                      Trustee
---------------                      Dated: June 25, 2007
John B. Wilson



*By   /s/ David P. Goss
      David P. Goss, Attorney-in-Fact
      (Pursuant to Power of Attorney filed herewith)


                      FRANKLIN TAX-FREE TRUST
                      REGISTRATION STATEMENT
                          EXHIBITS INDEX

EXHIBIT NO.     DESCRIPTION                                     LOCATION

EX-99.a(i)      Agreement and Declaration of Trust              Attached
                dated October 18, 2006

EX-99.a(ii)     Certificate of Trust of Franklin
                Tax-Free Trust, a  Delaware Statutory Trust,    Attached
                dated October 18, 2006

EX-99.b(i)      By-Laws                                         Attached

EX-99.d(i)      Form of Management Agreement between
                Registrant, on behalf of the following funds    Attached
                and Franklin Advisers, Inc.

EX-99.d(ii)     Form of Management Agreement between
                Registrant, on behalf of Franklin Federal       Attached
                Limited-Term Tax-Free Income Fund and
                Franklin Advisers, Inc.

EX-99.e(i)      Form of Distribution Agreement between
                Registrant and Franklin/Templeton               Attached
                Distributors, Inc.

EX-99.e(ii)     Forms of Dealer Agreements                      *
                Between Franklin/Templeton
                Distributors, Inc., and Securities
                Dealers dated November 1, 2003

EX-99.e(iii)    Amendment to form of Dealer
                Agreements between Franklin/Templeton           Attached
                Distributors, Inc. and Securities
                Dealers dated November 1, 2003

EX-99.g(i)      Master Custody Agreement between Registrant     *
                and Bank of New York dated February 16, 1996

EX-99.g(ii)     Amendment dated May 7, 1997 to Master           *
                Custody Agreement  between Registrant and
                Bank of New York dated February 16, 1996

EX-99.g(iii)    Amendment dated February 27, 1998 to            *
                Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

EX-99.g(iv)     Amendment dated July 2, 2007, to Exhibit A
                of the Master Custody Agreement between         Attached
                Registrant and the Bank of New York
                dated February 16, 1996

EX-99.g(v)      Terminal Link Agreement between Registrant      *
                and Bank of New York dated February 16, 1996

EX-99.h(i)      Form of Subcontract for Fund Administrative
                Services between Franklin Advisers, Inc. and    Attached
                Franklin Templeton Services, LLC


EX-99.h(ii)     Form of Fund Administration Agreement between   Attached
                Registrant, on behalf of Franklin Federal
                Limited-Term Tax-Free Income Fund and
                Franklin Templeton Services, LLC

EX-99.i(i)      Opinion and Consent of Counsel                  Attached
                dated June 27, 2007

EX-99.j(i)      Consent of Independent Registered Public
                Accounting Firm                                 Attached

EX-99.l(i)      Letter of Understanding dated                   *
                September 21, 1992

EX-99.l(ii)     Letter of Understanding dated April 12, 1994    *

EX-99.m(i)      Form of Class A Shares Distribution Plans       Attached
                pursuant to Rule 12b-1

EX-99.m(ii)     Form of Class C Shares Distribution Plan        Attached
                pursuant to Rule 12b-1

EX-99.m(iii)    Form of Class B Distribution Plan pursuant      Attached
                to Rule 12b-1

EX-99.n(i)      Form of Multiple Class Plan                     Attached

EX-99.n(ii)     Form of Multiple Class Plan                     Attached

EX-99.n(iii)    Form of Multiple Class Plan on behalf of        Attached
                Franklin High Yield Tax-Free Income Fund

EX-99.p(i)      Code of Ethics dated May 2007                   Attached

EX-99.q(i)      Power of Attorney dated May 22, 2007            Attached

EX-99.q(ii)     Power of Attorney dated May 22, 2007            Attached

*Incorporated by Reference